UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09997

Baird Funds, Inc.
(Exact name of registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

Annual Report - Baird Funds

December 31, 2011

Baird Short-Term Bond Fund
Baird Intermediate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 28, 2012

Dear Shareholder,

Overall, 2011 was another strong year for bond investors.  We are pleased with the absolute and relative performance of the Baird Bond Funds in 2011.  Our disciplined, duration neutral  strategy we employ against benchmarks coupled with our opportunistic ability to add value through yield curve positioning, sector allocation, and individual security selection were critical elements to our success in 2011.

We thank you for your continued investment in Baird Funds.  Steady inflows into the Baird Funds family have increased total net assets to $5.5 billion at the end of 2011, an increase of more than 15% over the prior year-end.  We’ve built our reputation on employing a risk controlled process in our approach to investment decision making and portfolio management.  Our long-term success is a testament to this.

On the following pages, we review the bond market in 2011 and the performance and composition of each of the Baird Bond Funds.

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals and we welcome the opportunity to continue to serve you.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2011 Bond Market Overview

Treasury Yields Fall, Curve Flattens in 2011
Continued concerns about the European debt crisis, disappointing economic growth (e.g. U.S. GDP < 2%) and the Fed’s Operation Twist caused Treasury yields to fall sharply in 2011.  Most of the declines came in the third quarter, but yields continued to drift lower in the fourth quarter as well.  The decline in yields in 2011 came as a surprise to many investors as consensus expectations had been for stronger U.S. economic growth (3-4%) and rising rates.  For the year, long-term yields plunged nearly 1½% and the yield curve flattened significantly as the spread between 2- and 30-year Treasury yields declined to 265 bps at year-end from 374 bps on December 31, 2010 (see chart and table below).

Treasury Yields (Source: Bloomberg)
		Dec 31,	Sep 30,	Dec 31,	Q4	2011
	Maturity	2010	2011	2011	Change	Change
	1	0.26%	0.10%	0.10%	0.00	-0.16
	2	0.59%	0.24%	0.24%	0.00	-0.35
	3	0.99%	0.40%	0.35%	-0.05	-0.64
	5	2.01%	0.95%	0.83%	-0.12	-1.18
	7	2.70%	1.43%	1.34%	-0.09	-1.36
	10	3.29%	1.92%	1.88%	-0.04	-1.41
	30	4.33%	2.91%	2.89%	-0.02	-1.44

Taxable Yield Spreads Widen
In addition to taking the wind out of the sails of the equity markets in 2011, the escalating turmoil in Europe and slower than expected economic growth also caused yield spreads in the bond market to widen dramatically in the third quarter (see table following page, left).  In particular, spreads on high yield bonds, investment grade corporate bonds and commercial mortgage-backed securities (CMBS) widened sharply as heightened concerns of a double-dip recession reignited investors’ sensitivity to risk (aka risk-off). While spreads on most sectors did narrow during the fourth quarter as investors saw value and returned to the market, spreads in the finance sector continued to edge slightly wider on concerns that large, global financial institutions will not be completely immune from  the debt crisis in Europe.

Risk-On in Municipals
Municipal investors embraced risk in 2011 despite continued challenging credit dynamics in that market.  As a result, lower quality issues outperformed higher rated issues by significant margins (BBBs and As returned +11.84% and +12.53% respectively vs. AAAs at +8.75%, see table following page, right).  Lower quality returns have varied greatly in recent years and have reflected investors’ appetite for risk.  While state and local municipal revenues have increased in each of the last eight quarters, they are still well below peak levels prior to 2008 and budgetary stress is still prevalent at all levels of municipal government as evidenced by pervasive downgrades (Moody’s downgrades outnumbered upgrades 5 to 1 in Q3).  The dearth of new issue supply (32% below 2010) was the key driver of strong municipal performance in 2011 and supply/demand technicals appear to have prevailed over credit fundamentals.

2011 Bond Market Overview

Option-Adjusted Spreads (in bps)
	12/31/2010	6/30/2011	9/30/2011	12/31/2011
U.S. Aggregate Index	56	54	90	87
U.S. Agency (non-mortgage) Sector	20	21	31	33
Mortgage and ABS Sectors
US Agency Pass-Throughs	42	37	80	75
Asset-Backed Securities	82	81	77	99
CMBS	254	219	351	308
Credit Sectors
U.S. Investment Grade	156	153	238	234
Industrial	134	135	190	184
Utility	147	143	192	186
Financial Institutions	191	187	332	337
U.S. High Yield	526	525	807	699

Source:  Barclays Capital

Municipal Returns by Quality (%)
	Muni Index	AAA	AA	A	BBB
2011	10.70	8.75	10.28	12.53	11.84
2010	2.38	2.03	2.05	2.23	3.75
2009	12.91	9.06	11.72	15.87	26.09
2008	-2.47	1.61	-0.76	-5.97	-21.33
2007	3.36	3.84	3.52	2.67	-2.73
5-year
annualized	5.22%	5.01%	5.25%	5.17%	2.28%

Source:  Barclays Capital

Strong Fourth Quarter Caps off Exceptional Year
Strong returns in the fourth quarter capped off an exceptional year overall for the bond market (see table below).  With the decline in yields, Treasuries produced a 9.81% return which provided a solid base for very strong market returns in 2011, but the widening of yield spreads resulted in varied returns across other sectors.  Benefitting from weak supply, municipals bounced back after a weak 2010 and returned an amazing 10.70% in 2011.  Investment grade corporates had a great December (+2.14%) and, despite the widening of yield spreads in the second half, still managed to deliver an attractive 8.15% return for the year.  High yield bonds had an impressive bounce in tandem with equities in the fourth quarter (+6.46%) that brought the sector back into positive territory, but still finished in the cellar for the year (+4.98%).  After an eye-popping 2010, CMBS also had a strong fourth quarter (+3.11%) and finished this year with a respectable 6.02% return, as did Agency MBS (+6.23%) and ABS (+5.14%).  In spite of considerable concern in the market that the odds of a double dip recession were growing, possibly the biggest surprise of 2011 was increasing demand for inflation protection that propelled Treasury Inflation-Protected Securities (TIPS) to a staggering 13.56% return.  Bond investors again had to endure pesky (historically high) volatility in 2011, but patience was rewarded in the end with very strong returns overall.

Total Returns of Selected Barclays Capital (BC) Sectors and Indices

Sector/Index	4th Quarter	2011	2010
U.S. Treasury Sector	0.89%	9.81%	5.87%
Gov’t Agency Sector	0.48%	4.86%	4.56%
Corporate Sector	1.93%	8.15%	9.00%
MBS Sector	0.88%	6.23%	5.37%
CMBS Sector	3.11%	6.02%	20.40%
ABS Sector	0.23%	5.14%	5.85%
Municipal Sector	2.12%	10.70%	2.38%
TIPS	2.69%	13.56%	6.31%
High Yield Sector	6.46%	4.98%	15.12%
BC Aggregate Index	1.12%	7.84%	6.54%
BC Gov’t/Credit Index	1.18%	8.74%	6.59%
BC Int. Gov’t/Credit Index	0.84%	5.80%	5.89%
BC 1-3 yr. Gov’t/Credit Index	0.25%	1.59%	2.80%

2011 Bond Market Overview

Gold and the Dollar
Gold has been on the rise for the past several years (see chart below left) and its ascent has largely been viewed as (1) a proxy for investors’ inflation expectations and/or (2) a measure of investors’ concern about the overall health and stability of the global financial system and currencies.  While the price of gold did rise 10% in 2011 ($1,564 at year end vs. $1,421 at the end of 2010), it is worth noting that it ended the year 21.5% off its peak of $1,900 (on 9/5/11).  The sharp decline in gold late in the year could be an indication that investors’ inflation concerns are easing and/or that concerns about another imminent global financial meltdown are cooling.  In contrast to gold, the U.S. Dollar has been on a volatile, yet generally downward trend over the past several years.  The U.S. Dollar Index, which indicates the general international value of the Dollar by averaging exchange rates between the Dollar and other major world currencies, appears in the chart, below right.  This descent has reflected (1) the impact of the Fed’s zero-rate policy on exchange rates with other countries with higher target rates and (2) concern that global investors will shy away from U.S. assets because of fears that current U.S. fiscal and monetary policies will ultimately lead to a substantial devaluation of the Dollar.  While the Dollar essentially finished 2011 right where it started the year, it managed to stay above the lows of 2007 and jumped 9.9% from its 2011 low in late April.  The Dollar’s rise in the second half of 2011 is encouraging and could be an indication that, despite a zero-rate policy in place through 2012, investors’ appetite for Dollar-denominated assets may be rebounding as risks in other parts of the world grow.

Outlook
Interest rates –The sharp decline in long-term Treasury yields in 2011 was surprising and we believe that the Fed has been successful in driving (and holding) Treasury yields artificially low.  We believe that wider yields spreads are as much the market’s acknowledgement that Treasury yields are artificially low as they are a reflection of genuine concern about relative risks in non-Treasury sectors.  We would not be surprised if Treasury yields rebounded somewhat in 2012, but with wages and employment still soft, we do not believe inflation will be a major concern in the near future and, accordingly, are not looking for market yields overall to rise significantly over the next 12 months.

Sectors – We see limited relative return potential for Treasuries and Agencies in 2012 and, with the widening of yield spreads in 2011, believe spread sectors offer better value.  Investment grade corporates look particularly attractive given strong underlying credit fundamentals, but we caution that sluggish economic growth could present challenges for many issues in

2011 Bond Market Overview

the high-yield sector.  We believe CMBS structures with superior credit enhancement will perform well, and, although residential mortgages should benefit from a strong commitment from the Fed to keep mortgage rates low, a wide range of potential developments on the government policy front poses significant uncertainty to that sector.  With an expected 20% increase in new issue supply in 2012, municipal returns will likely be softer in 2012, but continued demand should be able to absorb additional supply and keep yields from rising sharply.  We again caution investors against going too far out the yield curve or too far down in quality given the high level of global uncertainty and broad spectrum of potential outcomes.

Baird Short-Term Bond Fund

December 31, 2011

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.  The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns in 2011.  Our long-term commitment to duration neutrality was critically important as well.  The primary factors for the Fund’s outperformance over its benchmark were:

•	The Fund’s overweight position to the corporate credit sector was a positive for relative performance.

•
Corporate bond spreads (the additional yield that investors demand above Treasury bonds for owning the presumed higher risk corporate debt) widened during the year.  This is typically a negative for the corporate bondholder as the higher (wider) yield indicates a decline in value (price) for the bond.  The Fund’s overweight to shorter credit, particularly BBB-rated industrial and utility issuers, mitigated the impact of widening spreads.

•
Modest exposure to commercial mortgage-backed securities (CMBS) was a positive for the year.  As part of our risk management for the exposure to this sector, we hold shorter maturity issues with significant credit enhancement.

Again, the Fund maintained its duration-neutral positioning relative to its benchmark index and held a very broadly diversified portfolio at year end.

We are pleased with the Fund’s performance in 2011 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2012.

Portfolio Characteristics
Quality Distribution*	Sector Weightings*

Net Assets:	$1,017,230,087	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	2.41%	Portfolio Turnover Rate:	61.1%
Average Effective Duration:	1.88 years	Total Number of Holdings:	324
Average Effective Maturity:	2.20 years

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2011.

Baird Short-Term Bond Fund

Institutional Class*
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/04), assuming reinvestment of all distributions.

*  The Baird Short-Term Bond Fund is currently offering only the Institutional Class shares to investors.

Baird Short-Term Bond Fund

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2011	One Year	Five Years	Inception(1)
Institutional Class	2.08%	3.73%	3.43%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index(2)	1.59%	3.99%	3.54%

(1)	For the period from August 31, 2004 (commencement of operations) to December 31, 2011.
(2)
The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and the line graph on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4%
Asset Backed Securities – 0.7%
$26,807	Bombardier Capital
	Mortgage Securitization,
	Series 1998-A, Class A3,
	6.23%, 04/15/2028	$26,433
1,473,902	Citigroup Mortgage
	Loan Trust Inc.,
	Series 2006-WFH3,
	Class A3, 0.444%,
	10/25/2036	1,334,701
	Countrywide Asset-
	Backed Certificates:
876,919	Series 2006-13,
	Class 1AF2,
	5.884%, 01/25/2037 §	822,238
2,370,498	Series 2006-13,
	Class 1AF3,
	5.944%, 01/25/2037 §	1,423,669
1,500,000	Series 2006-9,
	Class 1AF3, 5.859%,
	10/25/2046	768,188
382,792	Credit Based Asset
	Servicing and
	Securitization LLC,
	Series 2005-CB8,
	Class AF2, 5.303%,
	12/25/2035	345,960
	Green Tree Financial
	Corporation:
54,409	Series 1996-3, Class A5,
	7.35%, 05/15/2027	56,811
37,331	Series 1998-2, Class A5,
	6.24%, 12/01/2028	39,098
932,907	Series 1997-5, Class A6,
	6.82%, 05/15/2029	979,107
443,627	Series 1998-3, Class A5,
	6.22%, 03/01/2030	480,948
2,000,000	Renaissance Home
	Equity Loan Trust,
	Series 2007-2,
	Class AF2, 5.675%,
	06/25/2037	822,020
138,347	Residential Asset
	Mortgage Products, Inc.,
	Series 2003-RS7,
	Class AI6, 5.34%,
	08/25/2033	135,970
		7,235,143
Commercial Mortgage Backed Securities – 5.8%
10,000,000	Bear Stearns Commercial
	Mortgage Securities,
	Series 2005-PWR9,
	Class A4A, 4.871%,
	09/11/2042	10,845,840
5,808,250	Credit Suisse First
	Boston Mortgage
	Securities Corporation,
	Series 2005-C5, Class A4,
	5.10%, 08/15/2038 @	6,358,367
	GE Capital Commercial
	Mortgage Corporation:
276,201	Series 2004-C3, Class A3,
	4.865%, 07/10/2039	276,766
7,180,000	Series 2004-C3, Class A4,
	5.189%, 07/10/2039	7,681,200
21,148	Government National
	Mortgage Association
	(GNMA),
	Series 2006-15, Class A,
	3.727%, 03/16/2027	21,126

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Commercial Mortgage
Backed Securities – 5.8% (cont.)
	J.P. Morgan Chase
	Commercial Mortgage
	Securities Corp.:
$8,774,000	Series 2005-CB12,
	Class A4, 4.895%,
	09/12/2037	$9,570,855
11,494,564	Series 2003-CB7,
	Class A4, 4.879%,
	01/12/2038	12,055,556
3,372,469	RBSCF Trust,
	Series 2010-MB1,
	2.367%, 04/15/2024
	(Acquired 04/09/2010;
	Cost $3,372,399)*	3,435,069
8,592,492	Wachovia Bank
	Commercial Mortgage
	Trust, Series 2003-C3,
	Class A2, 4.867%,
	02/15/2035	8,804,056
		59,048,835
Financial – 34.8%
1,000,000	Abbey National
	Treasury Services PLC,
	3.875%, 11/10/2014
	(Acquired 12/29/2011;
	Cost $938,680)* f	938,507
5,650,000	ABN AMRO Bank N.V.,
	3.00%, 01/31/2014
	(Acquired 01/27/2011
	through 04/28/2011;
	Aggregate Cost
	$5,654,693)* f @	5,609,303
6,172,000	Aegon NV,
	4.75%, 06/01/2013 f	6,315,320
	Allstate Corporation:
3,920,000	7.50%, 06/15/2013	4,225,329
1,080,000	5.00%, 08/15/2014	1,165,476
4,095,000	American Express Credit
	Corporation, Series C,
	7.30%, 08/20/2013	4,444,136
1,100,000	Amsouth Bank NA,
	4.85%, 04/01/2013	1,064,250
7,678,000	ANZ National
	International,
	6.20%, 07/19/2013
	(Acquired 05/25/2010
	through 06/09/2011;
	Aggregate Cost
	$8,127,421)* f	8,146,842
3,600,000	AON Corporation,
	7.375%, 12/14/2012 @	3,795,210
5,165,000	ASIF Global
	Financing XIX,
	4.90%, 01/17/2013
	(Acquired 05/26/2011
	through 09/28/2011;
	Aggregate Cost
	$5,323,061)*	5,208,138
3,500,000	Bank of Ireland,
	2.75%, 03/02/2012
	(Acquired 06/01/2010;
	Cost $3,493,284)* f	3,469,588
2,277,000	BankAmerica Institutional,
	8.07%, 12/31/2026
	(Acquired 07/22/2010;
	Cost $2,254,230)*	2,049,300
	Barclays Bank PLC Senior
	Unsecured Notes: f
2,600,000	2.50%, 01/23/2013	2,588,911
2,605,000	5.20%, 07/10/2014	2,685,286

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Financial – 34.8% (cont.)
$2,000,000	BB&T Corporation,
	2.05%, 04/28/2014 @	$2,019,572
1,354,000	Capital One Bank
	USA NA,
	6.50%, 06/13/2013	1,428,198
4,900,000	Capital One Financial
	Corporation,
	7.375%, 05/23/2014	5,383,689
2,790,000	CDP Financial Inc.,
	3.00%, 11/25/2014
	(Acquired 11/20/2009
	through 06/25/2010;
	Aggregate Cost
	$2,790,739)* f	2,901,366
5,500,000	Cie de
	Financement Foncier,
	2.25%, 03/07/2014
	(Acquired 03/01/2011
	through 12/14/2011;
	Aggregate Cost
	$5,491,706)* f	5,406,461
	CIT Group, Inc.:
50	7.00%, 05/01/2015	50
287,000	7.00%, 05/04/2015
	(Acquired 04/29/2008
	through 06/09/2008;
	Aggregate Cost
	$287,000)* @	287,359
417	7.00%, 05/01/2016	417
478,000	7.00%, 05/02/2016
	(Acquired 04/29/2008
	through 06/09/2008;
	Aggregate Cost
	$478,000)* @	477,402
783	7.00%, 05/01/2017	783
669,000	7.00%, 05/02/2017
	(Acquired 04/29/2008
	through 06/09/2008;
	Aggregate Cost
	$667,058)* @	668,164
	Citigroup, Inc.:
2,900,000	6.50%, 08/19/2013 @	3,018,793
7,000,000	6.01%, 01/15/2015	7,312,935
	CNA Financial
	Corporation:
2,125,000	5.85%, 12/15/2014	2,239,142
525,000	6.50%, 08/15/2016	567,869
4,100,000	Comerica Bank,
	5.70%, 06/01/2014	4,419,574
4,000,000	Commonwealth
	Bank of Australia,
	3.50%, 03/19/2015
	(Acquired 08/30/2010;
	Cost $4,121,658)* f	4,084,240
	Countrywide Financial
	Corporation:
990,000	5.80%, 06/07/2012 @	992,083
800,000	6.25%, 05/15/2016 @	753,707
5,871,000	Credit Suisse New York,
	5.00%, 05/15/2013 f	6,022,513
4,050,000	The Dai-ichi Mutual
	Life Insurance Company,
	5.73%, 03/17/2014
	(Acquired 03/02/2011;
	Cost $4,252,260)* f	4,247,361
5,000,000	Deutsche Bank
	Aktiengesellschaft,
	4.875%, 05/20/2013 f	5,111,020
640,000	Dresdner Bank-New York
	Subordinated Debentures,
	7.25%, 09/15/2015 f @	536,778

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Financial – 34.8% (cont.)
	Fifth Third Bancorp:
$3,752,000	6.25%, 05/01/2013	$3,944,117
4,955,000	0.479%, 05/17/2013	4,862,332
550,000	3.625%, 01/25/2016 @	558,026
1,000,000	First Empire
	Capital Trust I,
	8.234%, 02/01/2027	1,003,613
1,500,000	First Hawaiian Capital
	Trust I, Series B,
	8.343%, 07/01/2027	1,357,500
7,915,000	FMR LLC,
	4.75%, 03/01/2013
	(Acquired 10/04/2010
	through 04/06/2011;
	Aggregate Cost
	$8,175,105)*	8,115,827
	General Electric
	Capital Corporation:
5,000,000	2.10%, 01/07/2014	5,074,850
2,000,000	5.90%, 05/13/2014	2,190,304
800,000	4.75%, 09/15/2014 @	862,677
5,000,000	4.875%, 03/04/2015	5,424,720
4,980,000	Genworth Life
	Institutional Funding
	Trust, 5.875%,
	05/03/2013 (Acquired
	04/07/2010 through
	03/22/2011; Aggregate
	Cost $5,153,388)*	5,061,259
787,000	GMAC Inc.,
	7.50%, 12/31/2013	808,642
225,000	The Goldman
	Sachs Group Inc.,
	3.70%, 08/01/2015 @	220,433
5,200,000	Goldman Sachs
	Group LP, 8.00%,
	03/01/2013 (Acquired
	04/16/2009 through
	10/12/2011; Aggregate
	Cost $5,440,182)*	5,432,658
3,000,000	Hartford Financial
	Services Group, Inc.,
	5.50%, 10/15/2016	3,116,028
1,000,000	Hartford Life
	Global Funding,
	0.609%, 01/17/2012	999,848
	HSBC Finance
	Corporation:
2,000,000	5.90%, 06/19/2012	2,029,836
4,200,000	6.375%, 11/27/2012	4,319,868
1,451,000	4.75%, 07/15/2013	1,481,678
221,000	6.676%, 01/15/2021	228,602
1,500,000	HSBC USA Capital
	Trust II, 8.38%,
	05/15/2027 (Acquired
	11/06/2007; Cost
	$1,538,226)* @	1,486,730
	ING Bank N.V.: f
205,000	2.65%, 01/14/2013
	(Acquired 04/12/2011;
	Cost $206,550)*	204,394
5,000,000	2.00%, 10/18/2013
	(Acquired 10/13/2010
	through 10/28/2010;
	Aggregate Cost
	$4,993,282)*	4,883,555
5,675,000	Invesco Ltd.,
	5.375%, 02/27/2013 f	5,898,192

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Financial – 34.8% (cont.)
$5,050,000	Irish Life & Permanent
	Group Holdings PLC,
	3.60%, 01/14/2013
	(Acquired 01/07/2010
	through 08/05/2010;
	Aggregate Cost
	$5,052,950)* f	$4,416,609
1,150,000	Jefferies Group, Inc.,
	7.75%, 03/15/2012 @	1,167,250
1,446,000	Jefferson-Pilot Corp.,
	4.75%, 01/30/2014	1,495,825
	J.P. Morgan Chase & Co.:
2,025,000	5.75%, 01/02/2013	2,100,613
723,000	5.125%, 09/15/2014	762,260
4,050,000	3.45%, 03/01/2016	4,114,610
1,000,000	Key Bank NA,
	5.80%, 07/01/2014	1,067,682
3,374,000	KeyCorp,
	6.50%, 05/14/2013	3,569,675
5,000,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 05/26/2009
	through 12/15/2011;
	Aggregate Cost
	$5,340,643)* f	5,522,705
	Liberty Mutual
	Group Inc.:
3,992,000	7.25%, 09/01/2012
	(Acquired 03/31/2010
	through 09/21/2011;
	Aggregate Cost
	$4,101,081)*	4,114,826
3,188,000	5.75%, 03/15/2014
	(Acquired 09/03/2009
	through 10/05/2010;
	Aggregate Cost
	$3,040,393)*@	3,324,437
1,700,000	Lincoln National
	Corporation,
	5.65%, 08/27/2012	1,734,250
1,110,000	Lloyds TSB Bank PLC,
	4.375%, 01/12/2015
	(Acquired 01/05/2010
	through 10/31/2011;
	Aggregate Cost
	$1,110,247)* f	1,068,548
	M&I Marshall &
	Ilsley Bank:
787,000	5.25%, 09/04/2012	808,643
5,357,000	4.85%, 06/16/2015	5,654,587
620,000	Manufacturers &
	Traders Trust Co.,
	1.751%, 04/01/2013	613,832
5,035,000	Manulife Financial Corp.,
	3.40%, 09/17/2015 f	5,063,080
	Marsh & McLennan
	Companies, Inc.:
2,512,000	6.25%, 03/15/2012	2,535,567
4,490,000	4.85%, 02/15/2013	4,632,643
	Massmutual Global
	Funding II:
2,550,000	2.875%, 04/21/2014
	(Acquired 10/24/2011;
	Cost $2,616,048)*	2,613,253
3,000,000	2.30%, 09/28/2015
	(Acquired 11/22/2011;
	Cost $2,996,460)*	3,011,937
2,671,000	MBNA Capital, Series A,
	8.278%, 12/01/2026	2,477,353

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Financial – 34.8% (cont.)
$3,166,000	Mercantile Bankshares
	Corporation Subordinated
	Notes, Series B,
	4.625%, 04/15/2013	$3,299,159
300,000	Merrill Lynch
	& Company,
	6.05%, 08/15/2012 @	304,332
	Metropolitan Life
	Global Funding I:
3,242,000	5.125%, 04/10/2013
	(Acquired 10/25/2010
	through 03/17/2011;
	Aggregate Cost
	$3,390,617)*	3,386,700
3,173,000	5.20%, 09/18/2013
	(Acquired 10/21/2010
	through 09/23/2011;
	Aggregate Cost
	$3,365,245)*	3,364,300
1,800,000	3.125%, 01/11/2016
	(Acquired 01/04/2011;
	Cost $1,797,444)*	1,847,070
	Monumental Global
	Funding III:
350,000	0.588%, 1/25/2013
	(Acquired 07/28/2009;
	Cost 335,098)*	344,905
1,265,000	5.50%, 04/22/2013
	(Acquired 09/23/2009
	through 03/16/2010;
	Aggregate Cost
	$1,292,462)*	1,317,319
	Morgan Stanley:
2,600,000	2.875%, 01/24/2014	2,490,259
1,000,000	4.00%, 07/24/2015	937,752
3,516,000	Morgan Stanley
	Dean Witter & Co.,
	6.75%, 10/15/2013 @	3,651,370
475,000	National City
	Bank of Cleveland
	Subordinated Notes,
	4.625%, 05/01/2013	493,110
350,000	Nationwide Financial
	Services Inc.,
	5.90%, 07/01/2012	354,038
2,273,000	NB Capital Trust IV,
	8.25%, 04/15/2027	2,091,160
1,000,000	Nomura Holdings Inc.,
	5.00%, 03/04/2015 f	1,006,971
1,000,000	North Fork
	Capital Trust II,
	8.00%, 12/15/2027	950,000
925,000	PNC Funding Corp.,
	5.50%, 09/28/2012	950,296
4,525,000	Principal Life Global,
	6.25%, 02/15/2012
	(Acquired 08/18/2009
	through 04/06/2010;
	Aggregate Cost
	$4,541,369)* @	4,553,679
	Principal Life Income
	Funding Trusts:
1,180,000	5.30%, 12/14/2012	1,228,137
2,000,000	5.10%, 04/15/2014	2,112,612
2,221,000	Protective Life
	Secured Trust,
	5.45%, 09/28/2012	2,280,554
	Prudential Financial Inc.:
3,900,000	2.75%, 01/14/2013	3,933,602
2,428,000	5.15%, 01/15/2013	2,513,699
1,370,000	4.50%, 07/15/2013 @	1,420,291
2,455,000	6.20%, 01/15/2015	2,682,714

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Financial – 34.8% (cont.)
$1,000,000	Rabobank Nederland
	Global Senior
	Unsecured Notes,
	4.20%, 05/13/2014
	(Acquired 05/06/2009;
	Cost $998,170)* f	$1,047,768
	Royal Bank of
	Scotland PLC: f
1,000,000	3.40%, 08/23/2013	972,862
3,000,000	4.875%, 08/25/2014
	(Acquired 08/18/2009
	through 01/27/2011;
	Aggregate Cost
	$3,014,287)*	2,935,437
1,600,000	Santander U.S. Debt S.A.
	Unipersonal, 2.991%,
	10/07/2013 (Acquired
	09/27/2010 through
	12/14/2010; Aggregate
	Cost $1,595,863)* f	1,529,621
	SLM Corporation:
135,000	5.125%, 08/27/2012	135,689
1,000,000	5.375%, 01/15/2013	1,006,899
4,765,000	5.00%, 10/01/2013 @	4,765,000
5,000,000	Societe Generale SA,
	2.20%, 09/14/2013
	(Acquired 09/07/2010;
	Cost $4,994,350)* f	4,697,890
1,875,000	SouthTrust Corporation,
	5.80%, 06/15/2014	1,998,407
3,000,000	Sovereign Bancorp, Inc.,
	5.125%, 03/15/2013	3,008,124
4,000,000	Sumitomo Mitsui
	Banking Corporation,
	2.15%, 07/22/2013
	(Acquired 07/14/2010;
	Cost $3,998,480)* f	4,061,204
5,435,000	SunTrust Banks, Inc.,
	5.25%, 11/05/2012	5,570,000
4,850,000	Svenska Handelsbanken
	AB, 4.875%, 06/10/2014
	(Acquired 09/20/2011
	through 12/13/2011;
	Aggregate Cost
	$5,123,773)* f	5,046,478
5,000,000	UBS AG,
	2.25%, 01/28/2014 f	4,865,590
5,575,000	UFJ Finance
	Aruba A.E.C.,
	6.75%, 07/15/2013 f	5,957,205
750,000	UnitedHealth
	Group, Inc.,
	4.75%, 02/10/2014	803,620
1,000,000	U.S. Bancorp,
	1.125%, 10/30/2013	1,001,870
1,600,000	WEA Finance LLC,
	7.50%, 06/02/2014
	(Acquired 12/14/2011;
	Cost $1,754,105)*	1,753,987
5,260,000	Wellpoint, Inc.,
	6.80%, 08/01/2012	5,439,066
5,250,000	Wells Fargo Bank NA,
	4.75%, 02/09/2015	5,477,267
2,500,000	Westpac Banking
	Corporation,
	1.90%, 12/14/2012
	(Acquired 12/07/2009;
	Cost $2,498,700)* f	2,523,013

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Financial – 34.8% (cont.)
$710,000	Westpac Securities NZ
	Ltd., 2.50%, 05/25/2012
	(Acquired 03/05/2010;
	Cost $712,713)* f	$714,342
		353,846,314
Industrial – 25.5%
2,775,000	Amgen Inc.,
	1.875%, 11/15/2014 @	2,810,917
5,000,000	Anadarko Petroleum
	Corporation,
	5.75%, 06/15/2014	5,380,925
4,900,000	Anglo American Capital
	PLC, 2.15%, 09/27/2013
	(Acquired 09/20/2010
	through 10/13/2011;
	Aggregate Cost
	$4,892,744)* f	4,908,139
2,854,000	Anheuser Busch
	Inbev Worldwide,
	3.00%, 10/15/2012	2,898,671
	ArcelorMittal: f
2,500,000	5.375%, 06/01/2013	2,559,245
341,000	9.00%, 02/15/2015	377,005
1,275,000	3.75%, 08/05/2015 @	1,218,871
3,000,000	Barrick Gold Corp.,
	1.75%, 05/30/2014 f	3,029,577
600,000	The Black &
	Decker Corporation,
	8.95%, 04/15/2014	692,915
5,000,000	BP Capital Markets PLC,
	5.25%, 11/07/2013 f	5,362,820
5,000,000	British
	Telecommunications PLC,
	5.15%, 01/15/2013 f	5,176,730
	Bunge Limited Finance
	Corporation:
3,658,000	5.875%, 05/15/2013	3,807,301
3,000,000	5.35%, 04/15/2014	3,146,559
1,273,000	Cadbury Schweppes
	U.S. Finance LLC,
	5.125%, 10/01/2013
	(Acquired 09/03/2010
	through 06/22/2011;
	Aggregate Cost
	$1,345,704)*	1,356,536
4,725,000	CBS Corporation,
	8.20%, 05/15/2014	5,357,219
5,176,000	Chevron Phillips
	Chemical Company LLC,
	7.00%, 06/15/2014
	(Acquired 07/20/2010
	through 05/25/2011;
	Aggregate Cost
	$5,690,717)* @	5,776,250
2,191,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	2,284,805
7,367,000	Computer Sciences
	Corporation,
	5.50%, 03/15/2013 @	7,330,165
	COX
	Communications Inc.:
4,052,000	7.125%, 10/01/2012	4,242,659
1,224,000	5.45%, 12/15/2014	1,358,673
1,750,000	Daimler Finance
	North America LLC,
	6.50%, 11/15/2013	1,906,095
550,000	Deutsche Telekom
	International Finance B.V.,
	5.25%, 07/22/2013 f	577,997

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Industrial – 25.5% (cont.)
$6,195,000	DIRECTV
	Holdings/Financing,
	7.625%, 05/15/2016	$6,574,444
2,525,000	EnCana Holdings
	Finance Corp.,
	5.80%, 05/01/2014 f	2,742,317
6,000,000	EOG Resources
	Canada Inc.,
	4.75%, 03/15/2014
	(Acquired 03/07/2011
	through 11/04/2011;
	Aggregate Cost
	$6,399,985)* f	6,457,980
5,000,000	Express Scripts, Inc.,
	6.25%, 06/15/2014	5,449,680
	FedEx Corporation:
450,000	9.65%, 06/15/2012	467,425
2,460,000	7.375%, 01/15/2014	2,748,435
4,900,000	Freeport-McMoRan
	Copper & Gold Inc.,
	8.375%, 04/01/2017	5,206,250
5,000,000	Georgia-Pacific LLC,
	8.25%, 05/01/2016
	(Acquired 04/27/2011;
	Cost $5,537,379)*	5,554,800
1,000,000	Gilead Sciences, Inc.,
	2.40%, 12/01/2014	1,018,008
5,845,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 01/12/2010
	through 08/22/2011;
	Aggregate Cost
	$6,040,876)*	6,037,412
5,305,000	HP Enterprise Services
	LLC, Series B,
	6.00%, 08/01/2013	5,623,693
6,212,000	Hutchison Whampoa
	International Ltd.,
	6.50%, 02/13/2013
	(Acquired 01/20/2010
	through 10/18/2011;
	Aggregate Cost
	$6,477,349)* f	6,492,143
5,115,000	Kraft Foods Inc.
	Senior Unsecured Notes,
	2.625%, 05/08/2013	5,225,622
6,025,000	Laboratory Corporation
	of America Holdings,
	5.50%, 02/01/2013	6,284,208
5,000,000	Lafarge North
	America Inc.,
	6.875%, 07/15/2013	5,107,700
6,030,000	Motiva Enterprises LLC
	Senior Unsecured Notes,
	5.20%, 09/15/2012
	(Acquired 05/13/2009
	through 10/22/2010;
	Aggregate Cost
	$6,117,293)*	6,155,593
4,325,000	Nabors Industries, Inc.,
	5.375%, 08/15/2012	4,420,595
4,700,000	National Oilwell
	Varco Inc., Series B,
	6.125%, 08/15/2015	4,811,545
482,000	Pearson Dollar
	Finance PLC,
	5.70%, 06/01/2014
	(Acquired 06/20/2011;
	Cost $521,156)* f	526,089

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Industrial – 25.5% (cont.)
$4,426,000	Pearson Dollar Finance
	Two PLC, 5.50%,
	05/06/2013 (Acquired
	05/31/2011 through
	06/15/2011; Aggregate
	Cost $4,653,860)* f	$4,653,585
5,000,000	Petrohawk Energy
	Corporation,
	7.875%, 06/01/2015	5,325,000
2,075,000	Plum Creek
	Timberlands, L.P.,
	5.875%, 11/15/2015	2,303,196
7,300,000	POSCO,
	8.75%, 03/26/2014
	(Acquired 03/19/2009
	through 04/28/2011;
	Aggregate
	Cost $7,975,057)* f	8,201,083
5,000,000	Potash Corporation of
	Saskatchewan Inc.,
	5.25%, 05/15/2014 f	5,487,490
4,000,000	Reed Elsevier
	Capital Inc.,
	7.75%, 01/15/2014	4,462,880
2,332,000	Rio Tinto Alcan, Inc.,
	5.20%, 01/15/2014 f @	2,491,217
425,000	Southwestern Bell
	Telephone, L.P.,
	7.00%, 07/01/2015	496,510
1,672,000	Teck Resources Limited,
	9.75%, 05/15/2014 f	1,964,883
	Telecom Italia Capital: f
120,000	5.25%, 11/15/2013	115,270
4,875,000	4.95%, 09/30/2014	4,524,995
175,000	5.25%, 10/01/2015 @	160,533
	Telefonica
	Emisiones S.A.U.: f
2,535,000	5.855%,
	02/04/2013 @	2,577,502
2,000,000	2.582%, 04/26/2013	1,951,594
1,000,000	Telefonica Moviles
	Chile SA,
	2.875%, 11/09/2015
	(Acquired 11/03/2010;
	Cost $997,270)* f	986,944
	Time Warner, Inc.:
4,359,000	8.875%, 10/01/2012	4,593,671
3,600,000	3.15%, 07/15/2015 @	3,744,432
	Tyco Electronics
	Group S.A.: f
1,645,000	6.00%, 10/01/2012	1,702,721
1,655,000	5.95%, 01/15/2014	1,763,547
265,000	Tyco International
	Finance S.A.,
	6.00%, 11/15/2013 f	287,083
5,714,000	Union Pacific Railroad
	Co. 2004 Pass Through
	Trust, 5.214%,
	09/30/2014 (Acquired
	10/22/2010 through
	08/17/2011; Aggregate
	Cost $6,165,948)*	6,159,635
1,500,000	USX Corporation,
	9.125%, 01/15/2013	1,601,851
5,901,000	Vale Inco Limited,
	7.75%, 05/15/2012 f	6,022,136
	Valero Energy
	Corporation:
3,935,000	6.875%, 04/15/2012	3,998,963
1,100,000	4.75%, 04/01/2014	1,170,497
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Industrial – 25.5% (cont.)
	Volkswagen International
	Finance N.V.: f
$3,000,000	1.625%, 08/12/2013
	(Acquired 08/05/2010;
	Cost $2,991,000)*	$3,008,241
2,260,000	0.982%, 04/01/2014
	(Acquired 03/23/2011
	through 12/15/2011;
	Aggregate Cost
	$2,254,566)*	2,214,601
341,000	Vulcan Materials Co.,
	5.60%, 11/30/2012	353,787
	Waste Management, Inc.:
2,094,000	6.375%, 11/15/2012	2,189,107
3,700,000	5.00%, 03/15/2014	3,965,301
2,025,000	Whirlpool Corp.,
	8.00%, 05/01/2012	2,070,186
6,100,000	Xerox Corporation,
	8.25%, 05/15/2014	6,883,124
3,515,000	Xstrata Canada
	Corp., 7.25%,
	07/15/2012 f @	3,620,903
		259,516,481
Other Government Related Securities – 1.5%
2,500,000	Corp Andina de Fomento,
	5.20%, 05/21/2013 f	2,615,300
2,000,000	Export-Import
	Bank of Korea Notes,
	5.50%, 10/17/2012 f	2,046,320
350,000	Korea Development Bank,
	5.30%, 01/17/2013 f	359,955
1,545,000	Korea Electric
	Power Corporation,
	7.75%, 04/01/2013 f	1,643,450
3,805,000	Korea Southern
	Power Co., Ltd.,
	5.375%, 04/18/2013
	(Acquired 02/22/2011;
	Cost $3,950,740)* f	3,940,806
4,400,000	Landesbank
	Baden-Wurttemgerg
	Subordinated Notes,
	6.35%, 04/01/2012 f	4,446,218
		15,052,049
Residential Mortgage Backed Securities – 1.1%
	Bank of America
	Alternative Loan Trust:
389,533	Series 2003-4, Class 2A1,
	5.00%, 06/25/2018	402,105
1,523,859	Series 2004-2, Class 5A1,
	5.50%, 03/25/2019	1,587,940
	Countrywide Alternative
	Loan Trust:
651,813	Series 2005-50CB,
	Class 4A1,
	5.00%, 11/25/2020 §	560,256
432,294	Series 2005-34CB,
	Class 1A6,
	5.50%, 09/25/2035	431,097
269,034	Series 2005-73CB, Class
	1A7, 5.50%, 01/25/2036	244,850
1,706,671	Series 2006-28CB, Class
	A17, 6.00%, 10/25/2036 §	1,059,199
36,222	Credit Suisse First
	Boston Mortgage
	Securities Corporation,
	Series 2005-11, Class
	5A1, 5.25%, 12/25/2020	36,105

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Residential Mortgage Backed Securities – 1.1% (cont.)
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
$226,429	Series 3033, Class LU,
	5.50%, 03/15/2013	$227,956
1,026,962	Series 3124, Class VP,
	6.00%, 06/15/2014	1,060,697
29,672	Series R001, Class AE,
	4.375%, 04/15/2015	29,664
825,593	Series 2857, Class VA,
	5.00%, 09/15/2015	842,574
266,279	Series 2910, Class BD,
	4.50%, 11/15/2018	272,402
21,800	Series 5, Class B,
	1.013%, 05/15/2019	21,811
66,428	Series 2970, Class DA,
	5.50%, 01/15/2023	67,186
	Federal National
	Mortgage Association
	(FNMA):
150,776	5.50%, 07/01/2015	163,842
47,465	Series 2006-B1, Class AB,
	6.00%, 06/25/2016	47,500
1,771,963	Series 2004-W6, Class
	1A4, 5.50%, 07/25/2034	1,826,027
802,277	Series 2004-W6, Class
	1A6, 5.50%, 07/25/2034	839,606
299,656	Series 2004-W10, Class
	A24, 5.00%, 08/25/2034	298,959
233,399	J.P. Morgan
	Alternative Loan Trust,
	Series 2006-S2, Class A2,
	5.81%, 05/25/2036	232,375
209,739	Merrill Lynch Mortgage
	Investors Trust, Series
	2005-A8, Class A1C1,
	5.25%, 08/25/2036	208,245
	Washington Mutual, Inc.
	Pass-Thru Certificates:
287,917	Series 2004-CB4, Class
	21A, 5.50%, 12/25/2019	294,377
284,735	Series 2004-CB4,
	Class 22A, 6.00%,
	12/25/2019	294,970
		11,049,743
Taxable Municipal Bonds – 6.1%
	Alaska Municipal
	Bond Bank Authority:
1,000,000	1.422%, 08/01/2012	1,003,600
1,000,000	1.918%, 08/01/2013	1,014,910
1,170,000	City of Arlington TX,
	4.68%, 08/15/2013	1,230,711
	City of Des Moines IA:
1,000,000	2.082%, 06/01/2012	1,001,650
1,240,000	2.587%, 06/01/2013	1,254,843
3,000,000	City of Frederick MD,
	4.52%, 03/01/2013	3,120,630
8,240,000	Delaware State Economic
	Development Authority,
	2.30%, 07/01/2028	8,274,031
281,679	Educational Enhancement
	Funding Corporation,
	6.72%, 06/01/2025	263,953
6,450,000	Government Development
	Bank for Puerto Rico,
	3.67%, 05/01/2014	6,519,982
	Illinois State:
7,200,000	2.186%, 02/01/2012	7,206,408
445,000	4.071%, 01/01/2014	456,908
2,030,000	4.422%, 04/01/2015	2,103,121

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Taxable Municipal Bonds – 6.1% (cont.)
$5,000,000	Michigan Strategic
	Fund, 4.50%,
	12/01/2013	$5,265,200
7,000,000	New Hampshire
	Business Finance
	Authority, 7.125%,
	07/01/2027	7,028,560
8,000,000	Port Freeport TX,
	6.25%, 05/15/2033	8,160,000
1,690,000	Puerto Rico Public
	Finance Corp.,
	6.10%, 08/01/2017
	(Callable 02/13/2012)	1,811,832
5,000,000	Regional Transportation
	Authority Illinois,
	2.843%, 07/01/2012	5,052,200
1,000,000	San Francisco
	California City &
	County Revenue Bonds,
	1.869%, 05/01/2012	1,003,910
175,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	163,503
		61,935,952
Utilities – 14.9%
3,985,000	Allegheny Energy Supply
	Co. Senior Unsecured
	Notes, 8.25%,
	04/15/2012 (Acquired
	07/28/2010 through
	12/09/2010; Aggregate
	Cost $4,047,202)* @	4,056,953
4,239,000	Ameren Corporation,
	8.875%, 05/15/2014	4,750,079
2,200,000	Appalachian Power
	Co., Series O,
	5.65%, 08/15/2012	2,261,721
2,650,000	Arizona Public Service
	Co., 6.50%, 03/01/2012	2,673,863
1,000,000	Baltimore Gas &
	Electric Co. Senior
	Unsecured Notes,
	6.125%, 07/01/2013	1,074,126
3,358,000	Beaver Valley Funding
	Corporation Debentures,
	9.00%, 06/01/2017	3,532,851
1,000,000	Consolidated Edison
	Company of New York,
	Inc., 4.70%, 02/01/2014	1,074,460
4,889,000	Consolidated Natural
	Gas, Series A,
	5.00%, 03/01/2014	5,255,093
3,340,000	DCP Midstream LLC,
	9.70%, 12/01/2013
	(Acquired 07/29/2010
	through 09/17/2010;
	Aggregate Cost
	$3,801,860)*	3,768,462
500,000	Duke Energy Corp.,
	6.30%, 02/01/2014	551,642
3,160,000	Duquesne Light Co.,
	Series O,
	6.70%, 04/15/2012	3,207,523
5,000,000	El Paso Pipeline Partners
	Operating Co LLC,
	4.10%, 11/15/2015	5,118,640

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Utilities – 14.9% (cont.)
$4,000,000	Enel Finance International,
	5.70%, 01/15/2013
	(Acquired 03/10/2010
	through 03/31/2010;
	Aggregate Cost
	$4,128,229)* f @	$4,015,080
	Energy Transfer Partners:
2,500,000	5.65%, 08/01/2012	2,554,177
1,495,000	8.50%, 04/15/2014	1,676,169
2,500,000	5.95%, 02/01/2015	2,702,183
1,000,000	9.70%, 03/15/2019	1,225,150
	Enterprise Products
	Operating LLC:
2,630,000	6.125%, 02/01/2013	2,744,965
1,701,000	Series O, 9.75%,
	01/31/2014	1,964,900
1,130,000	Exelon Corporation,
	4.90%, 06/15/2015	1,217,551
4,750,000	Exelon Generation
	Company, LLC,
	5.35%, 01/15/2014 @	5,073,694
3,662,819	GG1C Funding
	Corporation, 5.129%,
	01/15/2014 (Acquired
	04/02/2009 through
	07/28/2011; Aggregate
	Cost $3,649,253)*	3,739,152
6,600,000	Gulf South Pipeline
	Company, L.P., 5.75%,
	08/15/2012 (Acquired
	03/25/2011 through
	04/12/2011; Aggregate
	Cost $6,779,727)*	6,745,325
4,895,000	Indiana Michigan
	Power, Series E,
	6.375%, 11/01/2012	5,095,969
1,750,000	KeySpan Corporation,
	4.65%, 04/01/2013	1,809,806
2,895,000	Kinder Morgan Energy
	Partners Senior Notes,
	5.85%, 09/15/2012	2,988,335
1,169,145	Kiowa Power Partners
	LLC, 4.811%,
	12/30/2013 (Acquired
	05/31/2011 through
	12/29/2011; Aggregate
	Cost $1,169,145)*	1,142,997
3,180,000	Midamerican Energy
	Holdings Co.,
	5.875%, 10/01/2012	3,291,857
2,750,000	Nevada Power
	Company,
	7.375%, 01/15/2014	3,036,168
	Nisource Finance Corp.:
80,000	6.15%, 03/01/2013	84,016
5,775,000	5.40%, 07/15/2014	6,265,771
2,500,000	Northeast Utilities,
	7.25%, 04/01/2012	2,535,375
3,745,000	Pacific Gas and
	Electric Company,
	6.25%, 12/01/2013	4,093,161
1,100,000	Pennsylvania Electric Co.,
	5.125%, 04/01/2014	1,174,654
2,745,000	PG&E Corporation,
	5.75%, 04/01/2014	2,990,839
	Plains All
	American Pipeline:
525,000	4.25%, 09/01/2012	535,534
4,635,000	5.625%, 12/15/2013	4,952,326

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.4% (cont.)
Utilities – 14.9% (cont.)
	PPL Energy
	Supply, LLC:
$738,000	6.30%, 07/15/2013	$788,477
200,000	Series A, 5.70%,
	10/15/2015	217,007
4,739,000	Progress Energy Inc.
	Senior Notes,
	6.85%, 04/15/2012	4,819,222
	Rockies Express
	Pipeline LLC:
4,000,000	6.25%, 07/15/2013
	(Acquired 05/06/2011
	through 05/13/2011;
	Aggregate Cost
	$4,259,040)*	4,221,292
2,000,000	3.90%, 04/15/2015
	(Acquired 02/17/2011;
	Cost $2,000,250)*	1,976,384
2,100,000	Sempra Energy,
	2.00%, 03/15/2014	2,126,605
	Spectra Energy
	Capital LLC:
1,000,000	5.50%, 03/01/2014	1,067,801
5,814,000	5.668%, 08/15/2014	6,363,377
5,000,000	System Energy
	Resources, Inc.,
	6.20%, 10/01/2012	5,185,795
2,810,000	Trans-Allegheny Interstate
	Line Company, 4.00%,
	01/15/2015 (Acquired
	01/19/2010 through
	07/15/2010; Aggregate
	Cost $2,808,281)*	2,929,088
650,000	Vectren Utility
	Holdings, Inc.,
	5.25%, 08/01/2013	690,407
3,249,000	Veolia Environnement,
	5.25%, 06/03/2013 f	3,418,728
6,000,000	Williams Partners L.P.,
	3.80%, 02/15/2015	6,298,758
		151,083,508
U.S. Treasury Obligations – 8.0%
76,250,000	U.S. Treasury Bonds,
	2.375%, 03/31/2016 @	81,652,999
		81,652,999
	Total Long-Term
	Investments
	(Cost $1,003,912,683)	1,000,421,024

Shares
SHORT-TERM INVESTMENTS – 0.9%
Money Market Mutual Fund – 0.9%
9,177,207	Short-Term Investments
	Trust – Liquid Assets
	Portfolio, 0.16% «	9,177,207
	Total Short-Term
	Investments
	(Cost $9,177,207)	9,177,207

Principal
Amount
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 9.2%
Commercial Paper – 0.0%
$872,492	Atlantic East
	Funding LLC,
	0.610%,
	03/25/2012 †**	544,878
	Total Commercial Paper
	(Cost $872,492)	544,878

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 9.2% (cont.)
Investment Companies – 9.2%
93,682,575	Mount Vernon Securities
Lending Trust Prime
Portfolio, 0.23% «	$93,682,575
Total Investment
Companies
(Cost $93,682,575)	93,682,575
Total Investments
Purchased With Cash
Proceeds From
Securities Lending
(Cost $94,555,067)	94,227,453
Total Investments
(Cost $1,107,644,957)
– 108.5%	1,103,825,684

Asset Relating to Securities
Lending Investments – 0.0%
Support
Agreement** ^ a †	327,614
Total (Cost $0)	327,614
Liabilities in Excess of
Other Assets – (8.5)%	(86,923,211)
TOTAL NET
ASSETS – 100.0%	$1,017,230,087

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2011.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

Summary of Fair Value Exposure at December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$7,235,143	$—	$7,235,143
Commercial Mortgage Backed Securities	—	59,048,835	—	59,048,835
Corporate Debt Securities	—	764,446,303	—	764,446,303
Other Government Related Securities	—	15,052,049	—	15,052,049
Residential Mortgage Backed Securities	—	11,049,743	—	11,049,743
Taxable Municipal Bonds	—	61,935,952	—	61,935,952
U.S. Treasury Obligations	—	81,652,999	—	81,652,999
Total Fixed Income	—	1,000,421,024	—	1,000,421,024
Short-Term Investments
Money Market Mutual Fund	9,177,207	—	—	9,177,207
Total Short-Term Investments	9,177,207	—	—	9,177,207
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	544,878	—	544,878
Money Market Mutual Fund	93,682,575	—	—	93,682,575
Total Investments Purchased with
Cash Proceeds from Securities Lending	93,682,575	544,878	—	94,227,453
Total Investments	$102,859,782	$1,000,965,902	$—	$1,103,825,684
Asset Relating to Securities Lending Investments	$—	$327,614	$—	$327,614

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

Baird Intermediate Bond Fund

December 31, 2011

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital Intermediate U.S. Government/Credit Bond Index.  The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns in 2011.  Our long-term commitment to duration neutrality was critically important as well.  The primary factors for the Fund’s outperformance over its benchmark were:

•
The Fund’s overweight position to the corporate credit sector was a positive for relative performance.  Corporate bond spreads (the additional yield that investors demand above Treasury bonds for owning the presumed higher risk corporate debt) widened during the year.  This is typically a negative for the corporate bondholder as the higher (wider) yield indicates a decline in value (price) for the bond.  The Fund’s overweight to shorter credit, particularly BBB-rated industrial and utility issuers, mitigated the impact of widening spreads.

•
Modest exposure to commercial mortgage-backed securities (CMBS) was a positive for the year.  As part of our risk management for the exposure to this sector, we hold shorter maturing issues with significant credit enhancement.

•
The Fund’s modest exposure to non-Agency mortgages was a positive contributor as pricing remained stable and the Fund benefited from relatively high coupon payments, an important consideration in this low-rate environment.

•
Our underweight to U.S. Treasuries was an overall detractor to the Fund’s performance (Treasuries outperformed other high quality “spread sectors” of the bond market in 2011).  However, our underweight to short maturity Treasuries and an emphasis on longer Treasury maturities minimized the impact.

•	Our overweight to corporate issues in the financial sector also detracted from relative performance but a focus on intermediate maturities lessened the effect.

Again, the Fund maintained its duration-neutral positioning relative to its benchmark index and held a very broadly diversified portfolio at year end.

We are pleased with the Fund’s performance in 2011 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s yield advantage over the benchmark index is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2012.

Baird Intermediate Bond Fund

December 31, 2011

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$717,945,143	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	2.70%	Investor Class:	0.55	%***
Investor Class:	2.45%	Portfolio Turnover Rate:	24.1%
Average Effective Duration:	3.97 years	Total Number of Holdings:	334
Average Effective Maturity:	4.75 years

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2011.
***	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Intermediate Bond Fund

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2011	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	6.14%	6.07%	5.46%	6.04%
Investor Class Shares	5.84%	5.77%	5.18%	5.77%
Barclays Capital Intermediate
U.S. Government/Credit Bond Index(2)	5.80%	5.88%	5.20%	5.75%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2011.
(2)
The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and 10 years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2%
Asset Backed Securities – 1.4%
$51,327	Amresco Residential
	Securities Mortgage
	Loan Trust,
	Series 1998-1, Class A6,
	6.51%, 08/25/2027	$51,657
3,923	Cityscape Home
	Equity Loan Trust,
	Series 1997-C, Class A4,
	7.00%, 07/25/2028	3,817
	Countrywide Asset-
	Backed Certificates:
1,332,919	Series 2006-S3, Class A2,
	6.085%, 06/25/2021 §	904,535
3,124	Series 2006-S2, Class A2,
	5.627%, 07/25/2027 §	3,114
96,902	Series 2004-12, Class AF6,
	4.634%, 03/25/2035	94,766
3,963,654	Series 2005-1, Class AF6,
	5.03%, 07/25/2035	3,795,833
1,753,839	Series 2006-13, Class 1AF2,
	5.884%, 01/25/2037 §	1,644,477
356,287	Series 2006-13, Class 1AF3,
	5.944%, 01/25/2037 §	213,978
1,380,000	Series 2006-9, Class 1AF3,
	5.859%, 10/25/2046	706,732
	Delta Funding Home
	Equity Loan Trust:
22,050	Series 1997-2, Class A6,
	7.04%, 06/25/2027	22,678
6,172	Series 1999-1, Class A6F,
	6.34%, 12/15/2028	6,111
538,268	Series 1999-2, Class A7F,
	7.03%, 08/15/2030	521,836
8,661	Equivantage Home
	Equity Loan Trust,
	Series 1996-3, Class A3,
	7.70%, 09/25/2027	8,581
	Green Tree Financial
	Corporation:
60,109	Series 1993-4, Class A5,
	7.05%, 01/15/2019	60,584
581,360	Series 1998-2, Class A5,
	6.24%, 12/01/2028	608,871
810,358	Series 1998-3, Class A5,
	6.22%, 03/01/2030	878,531
310,356	Series 1998-4, Class A5,
	6.18%, 04/01/2030	317,239
20,084	IMC Home
	Equity Loan Trust,
	Series 1998-1, Class A6,
	7.02%, 06/20/2029	19,968
135,354	Oakwood Mortgage
	Investors, Inc.,
	Series 1999-B, Class A3,
	6.45%, 11/15/2017	116,203
42,179	Residential Asset
	Mortgage Products, Inc.,
	Series 2003-RS7, Class AI6,
	5.34%, 08/25/2033	41,454
		10,020,965
Commercial Mortgage Backed Securities – 3.3%
5,600,000	Citigroup Deutsche Bank,
	Series 2005-CD1, Class A4,
	5.399%, 07/15/2044	6,189,031
4,000,000	Credit Suisse First
	Boston Mortgage
	Securities Corporation,
	Series 2005-C5, Class A4,
	5.10%, 08/15/2038	4,378,852

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Commercial Mortgage
Backed Securities – 3.3% (cont.)
	J.P. Morgan Chase
	Commercial Mortgage
	Securities Corp.:
$5,000,000	Series 2005-CB12, Class
	A4, 4.895%, 09/12/2037	$5,454,100
1,915,761	Series 2003-CB7, Class
	A4, 4.879%, 01/12/2038	2,009,259
5,000,000	Wachovia Bank
	Commercial
	Mortgage Trust,
	Series 2005-C22, Class A4,
	5.444%, 12/15/2044	5,501,895
		23,533,137
Financial – 21.5%
3,257,000	American Express Credit
	Corporation, Series C,
	7.30%, 08/20/2013	3,534,689
630,000	AmSouth Bancorp,
	6.75%, 11/01/2025	510,747
1,850,000	ANZ National (Int’l) LTD,
	2.375%, 12/21/2012
	(Acquired 12/15/2009
	through 05/18/2011;
	Cost $1,851,721)* f	1,881,935
425,000	AON Corporation,
	3.50%, 09/30/2015	436,118
1,700,000	Australia and New Zealand
	Banking Group Limited,
	3.25%, 03/01/2016
	(Acquired 02/22/2011;
	Cost $1,693,081)* f @	1,717,252
600,000	Banco Santander Chile,
	7.375%, 07/18/2012 f	614,077
835,000	Bank of America
	Corporation
	Subordinated Notes,
	10.20%, 07/15/2015	894,505
2,390,000	Bank of Ireland,
	2.75%, 03/02/2012
	(Acquired 06/01/2010
	through 07/23/2010;
	Cost $2,385,422)* f	2,369,233
2,695,000	BankAmerica Institutional,
	8.07%, 12/31/2026
	(Acquired 01/04/2006
	through 11/06/2007;
	Cost $2,749,342)*	2,425,500
2,500,000	Banponce Trust I, Series A,
	8.327%, 02/01/2027	1,700,000
2,390,000	Barclays Bank PLC,
	5.00%, 09/22/2016 f	2,475,237
2,322,000	BB&T Corporation,
	6.85%, 04/30/2019 @	2,833,388
1,150,000	Bear Stearns Cos., Inc.,
	6.40%, 10/02/2017	1,284,813
	Capital One
	Financial Corporation:
1,000,000	7.375%, 05/23/2014	1,098,712
2,000,000	3.15%, 07/15/2016 @	2,008,558
1,000,000	CDP Financial Inc.,
	4.40%, 11/25/2019
	(Acquired 11/20/2009;
	Cost $997,520)* f	1,085,037
3,500,000	Cie de Financement Foncier,
	2.25%, 03/07/2014
	(Acquired 07/26/2011;
	Cost $3,531,373)* f	3,440,475

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 21.5% (cont.)
	CIT Group, Inc.:
$302	7.00%, 05/01/2015	$303
29,000	7.00%, 05/04/2015
	(Acquired 01/23/2009
	through 01/28/2009;
	Cost $29,000)*	29,036
839	7.00%, 05/01/2016	839
48,000	7.00%, 05/02/2016
	(Acquired 01/23/2009
	through 01/28/2009;
	Cost $48,000)* @	47,940
374	7.00%, 05/01/2017	374
68,000	7.00%, 05/02/2017
	(Acquired 01/23/2009
	through 01/28/2009;
	Cost $68,000)*	67,915
	Citigroup, Inc.:
1,000,000	5.50%, 04/11/2013	1,020,923
200,000	5.50%, 10/15/2014	205,609
2,100,000	6.01%, 01/15/2015	2,193,881
2,000,000	CNA Financial
	Corporation,
	6.50%, 08/15/2016	2,163,308
1,900,000	Countrywide
	Financial Corporation,
	6.25%, 05/15/2016	1,790,055
2,425,000	Credit Suisse New York,
	5.30%, 08/13/2019 f @	2,500,927
1,577,000	Dresdner Bank-New York
	Subordinated Debentures,
	7.25%, 09/15/2015 f @	1,322,655
1,495,000	Fifth Third Bancorp,
	6.25%, 05/01/2013	1,571,550
1,800,000	Fifth Third Bank,
	4.75%, 02/01/2015	1,864,584
368,577	First National
	Bank of Chicago
	Pass-Thru Certificates,
	Series 1993-A,
	8.08%, 01/05/2018	416,971
1,546,000	FMR LLC,
	4.75%, 03/01/2013
	(Acquired 02/26/2003
	through 12/01/2009;
	Cost $1,553,439)*	1,585,227
	General Electric
	Capital Corporation:
2,000,000	5.625%, 09/15/2017	2,213,550
1,600,000	6.00%, 08/07/2019	1,837,805
2,300,000	5.50%, 01/08/2020	2,530,671
1,150,000	Genworth Financials Inc.,
	5.75%, 06/15/2014 @	1,137,064
2,620,000	Genworth Life
	Institutional Funding Trust,
	5.875%, 05/03/2013
	(Acquired 03/22/2011;
	Cost $2,730,041)*	2,662,751
	GMAC Inc.:
80,000	7.50%, 12/31/2013	82,200
96,000	8.00%, 12/31/2018	94,320
200,000	GMAC LLC,
	6.75%, 12/01/2014	201,745
	The Goldman
	Sachs Group, Inc.:
2,125,000	5.15%, 01/15/2014	2,165,445
700,000	5.95%, 01/18/2018	716,955
2,000,000	6.15%, 04/01/2018	2,064,178

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 21.5% (cont.)
$1,800,000	Great West Life &
	Annuity Insurance,
	7.153%, 05/16/2046
	(Acquired 05/16/2006
	through 11/08/2007;
	Cost $1,792,736)*	$1,755,000
1,000,000	Hartford Financial
	Services Group, Inc.
	4.00%, 03/30/2015	1,004,843
1,758,000	HSBC Finance
	Corporation,
	6.676%, 01/15/2021	1,818,470
1,000,000	HSBC Holdings PLC,
	5.25%, 12/12/2012 f @	1,019,510
2,000,000	Humana Inc.,
	7.20%, 06/15/2018	2,332,928
	ING Bank N.V.: f
2,000,000	2.00%, 10/18/2013
	(Acquired 10/28/2010;
	Cost $2,001,364)*	1,953,422
1,000,000	3.00%, 09/01/2015
	(Acquired 08/17/2010;
	Cost $997,320)*	945,425
1,417,000	Invesco Ltd.,
	5.375%, 02/27/2013 f	1,472,729
2,075,000	Irish Life & Permanent
	Group Holdings PLC,
	3.60%, 01/14/2013
	(Acquired 01/07/2010;
	Cost $2,073,880)* f	1,814,745
	Istar Financial, Inc.:
1,050,000	5.95%, 10/15/2013	900,375
75,000	5.85%, 03/15/2017	59,438
2,000,000	Jefferies Group Inc.,
	6.875%, 04/15/2021	1,800,000
	J.P. Morgan
	Chase & Co.:
575,000	5.75%, 01/02/2013	596,470
1,725,000	3.45%, 03/01/2016	1,752,519
	Key Bank NA:
1,000,000	5.80%, 07/01/2014	1,067,682
2,000,000	7.413%, 05/06/2015	2,173,338
2,600,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 06/12/2009;
	Cost $2,623,037)* f	2,871,807
	Liberty Mutual
	Group, Inc.:
1,550,000	7.25%, 09/01/2012
	(Acquired 08/03/2004
	through 08/24/2011;
	Cost $1,579,688)*	1,597,690
1,000,000	5.75%, 03/15/2014
	(Acquired 09/03/2009
	through 10/15/2010;
	Cost $985,086)*	1,042,797
1,650,000	Lloyds TSB Bank PLC,
	5.80%, 01/13/2020
	(Acquired 02/09/2010;
	Cost $1,612,801)* f @	1,566,474
1,925,000	M&I Marshall
	& Ilsley Bank,
	4.85%, 06/16/2015	2,031,936
1,650,000	Manulife Financial Corp.,
	4.90%, 09/17/2020 f	1,682,333
	Marsh & McLennan
	Companies, Inc.:
1,825,000	6.25%, 03/15/2012	1,842,122
700,000	4.85%, 02/15/2013	722,238

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 21.5% (cont.)
$500,000	MBIA Insurance Corp.,
	14.00%, 01/15/2033
	(Acquired 01/11/2008;
	Cost $500,000)*	$280,000
	Merrill Lynch & Company:
1,000,000	5.70%, 05/02/2017 @	918,387
1,000,000	6.875%, 04/25/2018	985,939
3,000,000	MetLife Institutional
	Funding II,
	1.201%, 04/04/2014
	(Acquired 03/29/2011;
	Cost $3,000,000)*	2,993,358
1,735,000	Monumental Global
	Funding III,
	5.25%, 01/15/2014
	(Acquired 04/05/2011
	through 12/05/2011;
	Cost $1,826,099)*	1,823,266
	Morgan Stanley:
100,000	4.75%, 04/01/2014	98,509
1,400,000	6.625%, 04/01/2018	1,382,420
750,000	Morgan Stanley
	Dean Witter & Co.,
	6.75%, 10/15/2013	778,876
1,725,000	National Australia
	Bank Ltd.,
	3.00%, 07/27/2016
	(Acquired 07/20/2011;
	Cost $1,720,239)* f	1,718,562
2,320,000	Navigators Group Inc.
	Senior Unsecured Notes,
	7.00%, 05/01/2016	2,393,799
1,260,000	NB Capital Trust IV,
	8.25%, 04/15/2027	1,159,200
2,500,000	Nomura Holdings Inc.,
	5.00%, 03/04/2015 f	2,517,427
1,000,000	North Fork Capital
	Trust II,
	8.00%, 12/15/2027	950,000
	Protective Life
	Secured Trust:
3,091,000	5.45%, 09/28/2012	3,173,882
1,225,000	4.30%, 06/01/2013	1,259,582
3,125,000	Prudential Financial Inc.,
	5.15%, 01/15/2013	3,235,300
2,000,000	Rabobank Nederland
	Global Senior
	Unsecured Notes,
	4.20%, 05/13/2014
	(Acquired 05/06/2009;
	Cost $1,996,340)* f	2,095,536
1,650,000	Regions Bank,
	7.50%, 05/15/2018 @	1,633,500
3,100,000	Royal Bank of
	Scotland Group PLC,
	5.625%, 08/24/2020 f	2,973,291
1,300,000	Schwab Capital Trust I,
	7.50%, 11/15/2037 @	1,300,429
250,000	SLM Corporation,
	5.375%, 05/15/2014	250,175
2,880,000	Sovereign Bancorp, Inc.,
	8.75%, 05/30/2018	3,211,168
1,000,000	St. Paul Travelers, Inc.,
	6.25%, 06/20/2016	1,165,262
2,100,000	SunTrust Banks, Inc.,
	3.60%, 04/15/2016 @	2,138,508
2,800,000	Susa Partnership LP,
	8.20%, 06/01/2017	3,360,969
1,000,000	Symetra Financial
	Corporation,
	6.125%, 04/01/2016
	(Acquired 08/12/2011;
	Cost $1,070,921)*	1,010,537
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 21.5% (cont.)
$850,000	UFJ Finance
	Aruba A.E.C.,
	6.75%, 07/15/2013 f	$908,273
665,000	Union Bank NA,
	2.125%, 12/16/2013	672,558
650,000	Unionbancal Corporation,
	5.25%, 12/16/2013	668,761
1,450,000	Wellpoint, Inc.,
	6.80%, 08/01/2012	1,499,362
1,015,000	Wells Fargo Bank NA,
	4.75%, 02/09/2015	1,058,938
3,000,000	Westpac Banking
	Corporation,
	3.00%, 08/04/2015 f @	3,034,806
3,000,000	Willis Group
	Holdings Limited,
	5.75%, 03/15/2021 f	3,181,500
		154,455,428
Industrial – 15.9%
	Ameritech Capital
	Funding Debentures:
817,800	9.10%, 06/01/2016	968,879
1,008,000	6.45%, 01/15/2018	1,161,116
	Anadarko Petroleum
	Corporation:
1,000,000	6.375%, 09/15/2017	1,159,134
1,000,000	6.95%, 06/15/2019	1,193,820
2,500,000	BP Capital Markets PLC,
	4.75%, 03/10/2019 f	2,776,805
2,000,000	British
	Telecommunications PLC,
	5.95%, 01/15/2018 f	2,210,158
	Bunge Limited
	Finance Corporation:
1,925,000	5.35%, 04/15/2014	2,019,042
1,085,000	5.10%, 07/15/2015	1,135,634
2,900,000	Chevron Phillips
	Chemical Company LLC,
	7.00%, 06/15/2014
	(Acquired 04/16/2010;
	Cost $3,131,245)*	3,236,307
1,250,000	Clear Channel
	Communications,
	5.50%, 12/15/2016	578,125
125,000	Comcast Cable Holdings,
	8.375%, 03/15/2013	135,939
525,000	Comcast Corporation,
	6.50%, 01/15/2017	617,493
75,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	78,211
3,636,000	Computer Sciences
	Corporation,
	5.50%, 03/15/2013	3,617,820
3,650,000	ConAgra Foods, Inc.,
	5.875%, 04/15/2014	4,005,568
1,281,000	COX
	Communications Inc.,
	7.125%, 10/01/2012	1,341,275
	CSX Corporation:
1,875,000	5.75%, 03/15/2013	1,973,738
450,000	6.25%, 04/01/2015	514,174
	Deutsche Telekom
	International Finance BV: f
2,200,000	3.125%, 04/11/2016
	(Acquired 04/04/2011;
	Cost $2,197,778)*	2,216,333
1,300,000	6.00%, 07/08/2019 @	1,492,400

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Industrial – 15.9% (cont.)
$3,000,000	DIRECTV
	Holdings/Financing,
	7.625%, 05/15/2016	$3,183,750
	Donnelley (R.R.)
	& Sons Co.:
1,000,000	8.60%, 08/15/2016	1,001,250
875,000	6.125%, 01/15/2017	813,750
1,000,000	7.625%, 06/15/2020	935,000
1,000,000	D.R. Horton Inc.
	Unsubordinated Notes,
	6.50%, 04/15/2016 @	1,036,250
656,895	Federal Express
	Corporation 1995
	Pass-Thru Certificates,
	Series B2, 7.11%,
	01/02/2014	693,024
2,250,000	FedEx Corporation,
	7.375%, 01/15/2014	2,513,813
3,000,000	Freeport-McMoRan
	Copper & Gold Inc.,
	8.375%, 04/01/2017	3,187,500
2,000,000	Georgia-Pacific LLC,
	8.25%, 05/01/2016
	(Acquired 10/13/2011;
	Cost $2,193,472)*	2,221,920
3,456,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 03/31/2004
	through 02/02/2010;
	Cost $3,476,285)*	3,569,768
1,460,000	GTE Corporation,
	6.84%, 04/15/2018	1,748,813
1,375,000	Hanson Australia Funding,
	5.25%, 03/15/2013 f	1,381,875
650,000	Hanson PLC Notes,
	6.125%, 08/15/2016 f	659,750
2,500,000	Hewlett-Packard Co.,
	3.30%, 12/09/2016 @	2,552,760
620,000	Highmark Inc. Notes,
	6.80%, 08/15/2013
	(Acquired 08/14/2003
	through 06/16/2010;
	Cost $628,310)*	661,880
250,000	Historic Time Warner Inc.,
	6.875%, 06/15/2018	297,949
2,800,000	Hutchison Whampoa
	International Ltd.,
	7.625%, 04/09/2019
	(Acquired 10/16/2009
	through 09/19/2011;
	Cost $3,159,007)* f	3,449,421
1,000,000	Ingersoll-Rand
	Company Debentures,
	6.391%, 11/15/2027 f	1,223,759
1,625,000	Johnson Controls Inc.,
	5.50%, 01/15/2016 @	1,818,211
1,675,000	Laboratory Corporation
	of America Holdings,
	5.50%, 02/01/2013	1,747,062
	Lafarge SA: f
1,000,000	5.50%, 07/09/2015
	(Acquired 07/06/2010;
	Cost $999,140)*	1,017,679
625,000	6.50%, 07/15/2016	637,506
180,000	Limited Brands, Inc.,
	5.25%, 11/01/2014	187,200
75,000	Martin Marietta
	Materials, Inc.,
	6.60%, 04/15/2018	79,027
1,625,000	Masco Corporation,
	6.125%, 10/03/2016	1,667,580
825,000	Nabors Industries, Inc.,
	6.15%, 02/15/2018	921,598

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Industrial – 15.9% (cont.)
$2,307,000	Nextel Communications
	Senior Notes, Series E,
	6.875%, 10/31/2013	$2,295,465
700,000	PCCW-HKT
	Capital II Ltd.,
	6.00%, 07/15/2013
	(Acquired 07/10/2003;
	Cost $696,731)* f	734,390
925,000	Pearson Dollar Finance PLC,
	5.70%, 06/01/2014
	(Acquired 09/28/2005
	through 12/14/2007;
	Cost $927,116)* f	1,009,612
2,045,000	Plum Creek
	Timberlands, L.P.,
	5.875%, 11/15/2015	2,269,897
3,000,000	POSCO,
	5.25%, 04/14/2021
	(Acquired 04/08/2011
	through 09/22/2011;
	Cost $2,978,301)* f @	3,129,807
2,093,000	Reed Elsevier
	Capital Inc. Notes,
	4.625%, 06/15/2012	2,127,210
450,000	Rio Tinto Alcan, Inc.,
	5.00%, 06/01/2015 f	488,428
	Rio Tinto Financial
	USA Ltd.: f
1,800,000	6.50%, 07/15/2018 @	2,169,553
500,000	3.50%, 11/02/2020 @	511,052
500,000	Sprint Nextel Corporation,
	6.00%, 12/01/2016 @	415,000
1,175,000	Sunoco, Inc. Senior
	Unsecured Notes,
	5.75%, 01/15/2017	1,180,668
	TCI
	Communications, Inc.:
550,000	7.875%, 08/01/2013	605,266
2,583,000	8.75%, 08/01/2015	3,137,867
	Teck Resources Limited: f
1,045,000	10.25%, 05/15/2016	1,201,750
1,000,000	3.15%, 01/15/2017	1,021,596
	Telecom Italia Capital SA: f
1,360,000	4.95%, 09/30/2014	1,262,358
2,225,000	5.25%, 10/01/2015 @	2,041,059
	Telefonica Emisiones,
	S.A.U.: f
2,725,000	6.421%, 06/20/2016	2,851,696
1,000,000	6.221%, 07/03/2017	1,024,860
1,000,000	Time Warner Cable, Inc.,
	5.85%, 05/01/2017	1,138,828
	Time Warner, Inc.:
1,000,000	4.70%, 01/15/2021	1,076,720
2,000,000	4.75%, 03/29/2021 @	2,168,950
500,000	Tyco Electronics
	Group S.A.,
	6.55%, 10/01/2017 f	577,599
650,000	Tyco International
	Finance S.A.,
	6.00%, 11/15/2013 f	704,166
	United AirLines, Inc.
	Pass-Thru Certificates:
149,529	Series 1991-A, Class A-2,
	10.02%, 03/22/2014	56,821
48,704	Series 2000-2, Class C,
	7.762%, 04/29/2049 § † **	1,461
1,500,000	Vale Overseas Limited,
	6.25%, 01/23/2017 f	1,690,376
	Verizon
	Communications, Inc.:
1,000,000	5.55%, 02/15/2016	1,144,272
375,000	5.50%, 04/01/2017 @	434,164

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Industrial – 15.9% (cont.)
$500,000	Viacom Inc.,
	6.25%, 04/30/2016	$580,394
	Vulcan Materials Co.:
69,000	5.60%, 11/30/2012	71,587
2,000,000	7.00%, 06/15/2018	2,060,000
125,000	Waste Management, Inc.,
	5.00%, 03/15/2014	133,963
500,000	Willamette Industries,
	Inc. Notes,
	6.60%, 06/05/2012	506,894
412,000	Xstrata Canada Corp.,
	6.00%, 10/15/2015 f	443,792
		113,907,587
Other Government Related Securities – 2.0%
3,000,000	KFW,
	4.875%, 06/17/2019 f	3,565,380
2,000,000	Korea Development Bank,
	3.875%, 05/04/2017 f @	1,974,968
300,000	Korea Electric
	Power Corporation,
	6.75%, 08/01/2027 f	357,629
1,000,000	Korea Hydro &
	Nuclear Power Co., Ltd.,
	6.25%, 06/17/2014
	(Acquired 06/10/2009;
	Cost $989,350)* f	1,078,720
350,000	National Bank of Hungary
	Yankee Debentures,
	8.875%, 11/01/2013 f	377,345
2,500,000	Petrobras International
	Finance Company,
	3.875%, 01/27/2016 f @	2,575,527
2,650,000	United Mexican States,
	5.125%, 01/15/2020 f	3,027,625
1,495,000	Westdeutsche Landesbank
	Subordinated Notes,
	4.796%, 07/15/2015 f	1,552,465
		14,509,659
Residential Mortgage Backed Securities – 3.8%
	Bank of America
	Alternative Loan Trust:
253,459	Series 2003-11, Class 4A1,
	4.75%, 01/25/2019	257,185
755,008	Series 2004-2, Class 5A1,
	5.50%, 03/25/2019	786,758
907,276	Series 2004-11, Class 4A1,
	5.50%, 12/25/2019	935,810
41,739	Series 2005-6, Class 7A1,
	5.50%, 07/25/2020	38,956
509,802	Series 2006-2, Class 7A1,
	6.00%, 03/25/2021	465,217
720,615	Series 2006-3, Class 6A1,
	6.00%, 04/25/2036	698,414
808,759	Series 2006-4, Class 3CB4,
	6.00%, 05/25/2046	654,983
542,362	Bank of America
	Funding Corporation,
	Series 2003-3, Class 1A41,
	5.50%, 10/25/2033	554,092
708,853	Citicorp Mortgage
	Securities, Inc.,
	Series 2004-5, Class 1A25,
	5.50%, 10/25/2014	717,003
	Countrywide Alternative
	Loan Trust:
141,625	Series 2005-5R, Class A2,
	4.75%, 12/25/2018	142,825
749,585	Series 2005-50CB, Class
	4A1, 5.00%, 11/25/2020 §	644,295

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Residential Mortgage Backed Securities – 3.8% (cont.)
$668,941	Series 2005-85CB, Class
	3A1, 5.25%, 02/25/2021
	(Acquired 09/26/2007
	through 01/28/2009;
	Cost $648,085)* §	$611,098
1,158,470	Series 2006-7CB, Class
	3A1, 5.25%, 05/25/2021 §	996,753
87,672	Series 2005-10CB, Class
	1A6, 5.50%, 05/25/2035	84,262
110,839	Series 2005-11CB, Class
	2A1, 5.50%, 06/25/2035	93,452
213,479	Series 2005-34CB, Class
	1A6, 5.50%, 09/25/2035	212,887
	Credit Suisse First
	Boston Mortgage
	Securities Corporation:
16,903	Series 2005-11, Class 5A1,
	5.25%, 12/25/2020	16,849
78,832	Series 2005-3, Class 3A27,
	5.50%, 07/25/2035	81,355
	Federal Gold Loan
	Mortgage Corporation
	(FGLMC) Pass-Thru
	Certificates:
378,129	6.00%, 06/01/2021	411,970
23,088	6.00%, 07/01/2028	25,719
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
394,810	Series 3033, Class LU,
	5.50%, 03/15/2013	397,473
1,261,357	Series R003, Class VA,
	5.50%, 08/15/2016	1,318,710
1,660,913	Series 3122, Class VA,
	6.00%, 01/15/2017	1,691,323
1,179,941	Series R010, Class VA,
	5.50%, 04/15/2017	1,251,384
616,655	Series R009, Class AJ,
	5.75%, 12/15/2018	629,688
3,025	Series 74, Class F,
	6.00%, 10/15/2020	3,284
220	Series 2673, Class NC,
	5.50%, 05/15/2021	220
22,862	Series 1395, Class G,
	6.00%, 10/15/2022	25,505
514,817	Series 2970, Class DA,
	5.50%, 01/15/2023	520,692
	Federal National Mortgage
	Association (FNMA):
48,147	Series 2005-6, Class VE,
	5.50%, 04/25/2016	48,479
68,049	Series 2006-B1, Class AB,
	6.00%, 06/25/2016	68,100
13,864	Series 1989-2, Class D,
	8.80%, 01/25/2019	15,830
1,087	Series G-29, Class O,
	8.50%, 09/25/2021	1,228
75,699	Series 1991-137, Class H,
	7.00%, 10/25/2021	85,108
58,574	Series 1992-136, Class PK,
	6.00%, 08/25/2022	64,088
39,543	Series 1993-32, Class H,
	6.00%, 03/25/2023	42,954
417,039	Series 2002-85, Class PD,
	5.50%, 05/25/2031	418,767
21,897	Series 2004-90, Class YB,
	4.00%, 07/25/2032	22,185
1,419,413	Series 2004-W6, Class 1A6,
	5.50%, 07/25/2034	1,485,456
269,690	Series 2004-W10, Class
	A24, 5.00%, 08/25/2034	269,063

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Residential Mortgage Backed Securities – 3.8% (cont.)
$221,809	Government National
	Mortgage Association
	(GNMA),
	Series 1999-4, Class ZB,
	6.00%, 02/20/2029	$251,135
	J.P. Morgan Alternative
	Loan Trust:
1,932,282	Series 2005-S1, Class 3A1,
	5.50%, 10/25/2020	1,831,351
976,455	Series 2006-A1, Class 2A1,
	2.661%, 03/25/2036	507,476
350,098	Series 2006-S2, Class A2,
	5.81%, 05/25/2036	348,563
338,426	Lehman Mortgage Trust,
	Series 2006-4, Class 3A1,
	5.00%, 08/25/2021	303,170
	Master Alternative
	Loans Trust:
1,057,823	Series 2004-1, Class 1A1,
	5.00%, 01/25/2019	1,081,057
258,412	Series 2004-3, Class 1A1,
	5.00%, 03/25/2019	261,306
215,671	Series 2005-3, Class 4A1,
	5.50%, 03/25/2020	212,273
31,461	Merrill Lynch Mortgage
	Investors Trust,
	Series 2005-A8, Class
	A1C1, 5.25%, 08/25/2036	31,237
101,623	Residential Accredit Loans,
	Inc., Series 2004-QS6,
	Class A1, 5.00%,
	05/25/2019	100,956
187,059	Salomon Brothers
	Mortgage Securities VII,
	Series 2003-UP2, Class A2,
	4.00%, 06/25/2033	193,627
37,721	Structured Asset
	Securities Corporation,
	Series 2005-2XS, Class
	1A2A, 4.51%,
	02/25/2035	37,620
	Washington Mutual, Inc.
	Pass-Thru Certificates:
1,342,489	Series 2004-CB1, Class 5A,
	5.00%, 06/25/2019	1,377,895
1,744,550	Series 2004-CB3, Class 3A,
	5.50%, 10/25/2019	1,784,960
601,967	Series 2004-CB3, Class 4A,
	6.00%, 10/25/2019	623,658
691,000	Series 2004-CB4, Class
	21A, 5.50%, 12/25/2019	706,505
569,469	Series 2004-CB4, Class
	22A, 6.00%, 12/25/2019	589,940
		27,032,149
Taxable Municipal Bonds – 4.1%
	Alaska Municipal Bond
	Bank Authority:
1,000,000	4.309%, 08/01/2018	1,092,760
1,340,000	4.459%, 08/01/2019	1,462,597
3,375,000	California Qualified
	School Construction Bonds,
	5.955%, 03/01/2019	3,701,430
2,500,000	California School
	Finance Authority,
	4.426%, 07/01/2020	2,668,125
	California State:
900,000	5.45%, 04/01/2015	981,783
500,000	5.50%, 03/01/2016	553,955
2,000,000	Central Valley Support
	Joint Powers Agency,
	5.326%, 09/01/2022	2,034,660

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Taxable Municipal Bonds – 4.1% (cont.)
$2,500,000	Contra Costa
	County California
	Pension Obligation,
	5.14%, 06/01/2017	$2,745,550
1,465,000	Dallas Independent
	School District,
	4.95%, 02/15/2022
	(Callable 02/15/2021)	1,685,966
1,000,000	Davie Florida Water
	& Sewer Revenue,
	6.062%, 10/01/2025
	(Callable 10/01/2020)	1,098,620
3,000,000	Government Development
	Bank for Puerto Rico,
	4.704%, 05/01/2016	3,107,640
5,000,000	Illinois State,
	3.636%, 02/01/2014	5,095,650
2,100,000	North East Independent
	School District Texas,
	5.24%, 08/01/2027	2,345,616
1,260,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	1,177,218
		29,751,570
Utilities – 7.9%
3,000,000	Ameren Corporation,
	8.875%, 05/15/2014	3,361,698
2,765,000	Baltimore Gas &
	Electric Co. Senior
	Unsecured Notes,
	6.125%, 07/01/2013	2,969,958
1,150,000	Centrais Eletricas
	Brasileiras SA,
	5.75%, 10/27/2021
	(Acquired 10/20/2011
	through 10/25/2011;
	Cost $1,152,442)* f @	1,194,850
	Dominion Resources Inc.:
1,000,000	Series C, 5.15%,
	07/15/2015	1,114,527
800,000	6.00%, 11/30/2017	943,772
1,250,000	DTE Energy Company,
	7.625%, 05/15/2014	1,420,479
3,000,000	El Paso Pipeline Partners
	Operating Co LLC,
	4.10%, 11/15/2015	3,071,184
2,000,000	Enel Finance International,
	5.70%, 01/15/2013
	(Acquired 03/31/2010;
	Cost $2,063,644)* f	2,007,540
	Energy Transfer Partners:
600,000	5.65%, 08/01/2012	613,003
1,336,000	5.95%, 02/01/2015	1,444,046
515,000	9.70%, 03/15/2019	630,952
1,000,000	Exelon Corporation,
	4.90%, 06/15/2015	1,077,479
2,585,000	Exelon Generation
	Company, LLC,
	5.35%, 01/15/2014	2,761,158
2,500,000	Kinder Morgan Finance,
	5.70%, 01/05/2016 f	2,556,250
134,339	Kiowa Power Partners LLC,
	4.811%, 12/30/2013
	(Acquired 11/19/2004;
	Cost $134,339)*	134,333
3,139,000	Midamerican Energy
	Holdings Co.,
	5.875%, 10/01/2012	3,249,414

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Utilities – 7.9% (cont.)
$2,475,000	National Grid PLC
	Senior Unsecured Notes,
	6.30%, 08/01/2016 f	$2,840,134
2,000,000	National Rural
	Utilities Corporation,
	10.375%, 11/01/2018	2,877,508
2,000,000	Nisource Finance Corp.,
	4.45%, 12/01/2021 @	2,043,644
1,775,000	PPL Energy Supply,
	LLC, Series A,
	5.70%, 10/15/2015	1,925,937
	PSE&G Power LLC:
425,000	5.00%, 04/01/2014 @	455,106
144,000	5.32%, 09/15/2016	160,614
220,000	5.125%, 04/15/2020	246,789
662,179	RGS (I&M) Funding
	Corporation Debentures,
	9.82%, 12/07/2022	802,713
	Rockies Express
	Pipeline LLC:
3,000,000	3.90%, 04/15/2015
	(Acquired 02/17/2011;
	Cost $3,000,375)*	2,964,576
1,000,000	5.625%, 04/15/2020
	(Acquired 03/17/2010;
	Cost $999,110)*	952,336
2,000,000	Sempra Energy,
	2.00%, 03/15/2014	2,025,338
	Spectra Energy
	Capital LLC:
1,500,000	5.50%, 03/01/2014	1,601,702
2,700,000	5.668%, 08/15/2014	2,955,128
2,500,000	Trans-Allegheny Interstate
	Line Company,
	4.00%, 01/15/2015
	(Acquired 01/19/2010;
	Cost $2,490,650)*	2,605,950
575,000	Vectren Utility
	Holdings, Inc.,
	5.25%, 08/01/2013	610,745
2,000,000	West Penn Power
	Company,
	5.875%, 08/15/2016
	(Acquired 10/25/2010;
	Cost $2,236,801)*	2,288,794
1,000,000	Williams Partners LP,
	5.25%, 03/15/2020	1,106,968
		57,014,625
U.S. Government Agency Issues – 9.3%
7,000,000	Federal Farm Credit Bank,
	3.00%, 09/22/2014	7,446,474
6,800,000	Federal Home Loan
	Mortgage Corporation
	(FHLMC),
	2.50%, 05/27/2016	7,201,710
	Federal National Mortgage
	Association (FNMA):
32,125,000	2.75%, 03/13/2014	33,662,695
7,500,000	2.625%, 11/20/2014	7,935,180
3,325,000	2.375%, 04/11/2016	3,513,039
6,700,000	1.375%, 11/15/2016 @	6,759,174
		66,518,272
U.S. Treasury Obligations – 29.0%
	U.S. Treasury Bonds:
52,725,000	2.375%, 03/31/2016 @	56,461,041
58,200,000	2.375%, 07/31/2017 @	62,551,381
30,400,000	3.875%, 05/15/2018	35,458,743
12,375,000	9.125%, 05/15/2018 @	18,462,918

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
U.S. Treasury Obligations – 29.0% (cont.)
$5,000,000	2.625%, 08/15/2020 @	$5,392,580
10,000,000	7.875%, 02/15/2021 @	15,260,160
10,000,000	6.25%, 08/15/2023 @	14,312,500
		207,899,323
	Total Long-Term
	Investments
	(Cost $680,641,371)	704,642,715

Shares
SHORT-TERM INVESTMENTS – 1.8%
Money Market Mutual Fund – 1.8%
12,942,689	Short-Term Investments
	Trust – Liquid Assets
	Portfolio, 0.16% «	12,942,689
	Total Short-Term
	Investments
	(Cost $12,942,689)	12,942,689

Principal
Amount
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 19.4%
Commercial Paper – 0.2%
$2,204,655	Atlantic East
	Funding LLC,
	0.610%, 03/25/2012 † **	1,376,824
	Total Commercial Paper
	(Cost $2,204,655)	1,376,824

Shares
Investment Companies – 19.2%
138,206,906	Mount Vernon Securities
	Lending Trust Prime
	Portfolio, 0.23% «	138,206,906
	Total Investment
	Companies
	(Cost $138,206,906)	138,206,906
	Total Investments
	Purchased With Cash
	Proceeds From
	Securities Lending
	(Cost $140,411,561)	139,583,730
	Total Investments
	(Cost $833,995,621)
	– 119.4%	857,169,134

Asset Relating to Securities
Lending Investments – 0.1%
	Support
	Agreement** ^ a †	827,831
	Total (Cost $0)	827,831
	Liabilities in Excess of
	Other Assets – (19.5)%	(140,051,822)
	TOTAL NET
	ASSETS – 100.0%	$717,945,143

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2011.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Summary of Fair Value Exposure at December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$10,020,965	$—	$10,020,965
Commercial Mortgage Backed Securities	—	23,533,137	—	23,533,137
Corporate Debt Securities	—	325,376,179	1,461	325,377,640
Other Government Related Securities	—	14,509,659	—	14,509,659
Residential Mortgage Backed Securities	—	27,032,149	—	27,032,149
Taxable Municipal Bonds	—	29,751,570	—	29,751,570
U.S. Government Agency Issues	—	66,518,272	—	66,518,272
U.S. Treasury Obligations	—	207,899,323	—	207,899,323
Total Fixed Income	—	704,641,254	1,461	704,642,715
Short-Term Investments
Money Market Mutual Fund	12,942,689	—	—	12,942,689
Total Short-Term Investments	12,942,689	—	—	12,942,689
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	1,376,824	—	1,376,824
Money Market Mutual Fund	138,206,906	—	—	138,206,906
Total Investments Purchased with
Cash Proceeds from Securities Lending	138,206,906	1,376,824	—	139,583,730
Total Investments	$151,149,595	$706,018,078	$1,461	$857,169,134
Asset Relating to Securities Lending Investments	$—	$827,831	$—	$827,831

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  Transfers were made out of Level 2 into Level 3 due to a security being priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2011

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	1,461
Balance as of December 31, 2011	$1,461

*Transfers between levels are recognized at the end of the reporting period.

Baird Intermediate Municipal Bond Fund

December 31, 2011

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.  The Fund strives to achieve an annual rate of return, before Fund expenses, greater than the annual rate of the total return of the Barclays Capital 7-Year General Obligation Bond Index.  The Barclays Capital 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of six to eight years.

The Fund delivered very solid absolute returns in 2011.  The Fund’s long-term focus on high quality issues detracted from relative performance for the year as lower quality issues significantly outperformed higher quality issues.

In 2011, low new issue supply was a key driver of returns.  Downgrades out-paced upgrades 5 to 1.  We remain concerned that declining credit fundamentals in many municipalities could result in continued downgrades and price declines in 2012.  We continue to emphasize high quality, intermediate holdings.

The Fund was comprised of a very broadly diversified portfolio at year end, with 58% of its investments in pre-refunded bonds.  A pre-refunded municipal bond is one whose interest and principal payments are paid from an escrow account which typically holds U.S. Treasury and/or U.S. Agency securities.  As a result, pre-refunded municipal bonds are regarded as among the safest municipal bonds available.

With its focus on high quality holdings and intermediate duration, we believe the Fund is well-positioned for 2012.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$1,094,067,902	Annualized Expense Ratio:
SEC 30-Day Yield:***		Institutional Class:	0.30%
Institutional Class:	1.69%	Investor Class:	0.55	%****
Investor Class:	1.45%	Portfolio Turnover Rate:	8.0%
Average Effective Duration:	5.00 years	Total Number of Holdings:	291
Average Effective Maturity:	6.16 years

*	Percentages shown are based on the Fund’s total investments.
**	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
***	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2011.
****	Includes 0.25% 12b-1 fee.

Baird Intermediate Municipal Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Baird Intermediate Municipal Bond Fund

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2011	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	8.55%	5.68%	5.15%	5.25%
Investor Class Shares	8.30%	5.39%	4.88%	4.98%
Barclays Capital 7-Year
General Obligation Bond Index(2)	10.58%	6.43%	5.69%	5.51%

(1)	For the period from March 30, 2001 (commencement of operations) through December 31, 2011.
(2)
The Barclays Capital 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5%
Alabama – 2.1%
$1,000,000	Alabama State
	Public School &
	College Authority,
	5.00%, 05/01/2019	$1,232,470
1,000,000	Camden Alabama
	Industrial Development
	Board Revenue,
	6.125%, 12/01/2024
	(Pre-refunded to
	12/01/2013)	1,104,320
1,080,000	Gulf Shores Alabama,
	5.00%, 12/15/2018
	(Callable 12/15/2017)	1,218,726
	Montgomery Alabama
	Special Care
	Facility Revenue:
1,540,000	5.00%, 11/15/2015
	(Pre-refunded to
	11/15/2014)	1,724,446
11,385,000	5.00%, 11/15/2021
	(Pre-refunded to
	11/15/2014)	12,783,078
3,985,000	5.25%, 11/15/2029
	(Pre-refunded to
	11/15/2014)	4,502,532
		22,565,572
Alaska – 0.1%
1,000,000	Alaska State Housing
	Finance Corporation,
	5.00%, 06/01/2017
	(Callable 06/01/2015)
	(Insured by NPFGC)	1,052,990
Arizona – 1.5%
1,415,000	Arizona Health
	Facilities Authority
	Hospital Revenue,
	6.375%, 12/01/2037
	(Pre-refunded
	to 12/01/2012)	1,504,088
2,375,000	Arizona School Facilities
	Board Revenue,
	5.75%, 07/01/2018
	(Pre-refunded to
	07/01/2014)	2,676,079
1,000,000	Gila County Arizona
	Unified School
	District Bonds,
	5.25%, 07/01/2027
	(Callable 07/01/2017)	1,084,620
1,860,000	Maricopa County
	Arizona University
	School District
	No. 48 Scottsdale,
	4.00%, 07/01/2026
	(Pre-refunded to
	07/01/2016)	2,118,391
1,540,000	Phoenix Arizona Civic
	Corporation of
	Wastewater Systems
	Revenue,
	5.00%, 07/01/2015
	(Callable 07/01/2014)
	(Partially Pre-refunded,
	Insured by NPFGC)	1,669,222
	Pima County Arizona
	Industrial Development
	Authority:
1,000,000	7.125%, 07/01/2024
	(Pre-refunded to
	07/01/2014)	1,144,590
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Arizona – 1.5% (cont.)
$2,870,000	7.50%, 07/01/2034
	(Pre-refunded to
	07/01/2014)	$3,194,195
2,675,000	7.50%, 07/01/2034
	(Pre-refunded to
	07/01/2014)	3,086,308
		16,477,493
California – 6.4%
4,260,000	Bakersfield California
	Certificates Participation,
	0.00%, 04/15/2021
	(ETM) ^	3,464,615
2,480,000	Coalinga California
	Regional Medical Center,
	5.125%, 03/01/2032
	(Pre-refunded to
	03/01/2015)	2,757,611
3,000,000	Contra Costa County
	California Certificate
	Participation, 0.00%,
	11/01/2014 (ETM) ^	2,936,460
3,620,000	Golden State Tobacco
	Securitization
	Corporation Asset
	Backed Bonds,
	5.50%, 06/01/2043
	(Pre-refunded to
	06/01/2013)	3,873,183
	Golden State Tobacco
	Securitization Corporation
	Revenue Bonds:
7,320,000	6.25%, 06/01/2033
	(Callable 06/01/2013)
	(Pre-refunded to
	various dates)	7,787,748
875,000	5.00%, 06/01/2038
	(Pre-refunded to
	06/01/2013)	930,081
6,950,000	5.625%, 06/01/2038
	(Pre-refunded to
	06/01/2013)	7,448,246
820,000	Mount Diablo
	California Hospital
	District Revenue,
	5.00%, 12/01/2013
	(ETM)	864,707
3,725,000	Pittsburg California
	Redevelopment Agency
	Residential Mortgage
	Revenue, 9.60%,
	06/01/2016 (ETM)	5,075,238
1,800,000	Port Oakland
	California Revenue,
	5.00%, 11/01/2017
	(Insured by NPFGC)	2,043,396
	San Joaquin Hills
	California Transportation
	Corridor Agency Toll
	Road Revenue: (ETM) ^
6,865,000	0.00%, 01/01/2020	5,907,882
14,000,000	0.00%, 01/01/2023	10,660,720
17,295,000	San Marcos California
	Public Facilities
	Authority Revenue,
	0.00%, 09/01/2019
	(ETM) ^	15,032,295

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
California – 6.4% (cont.)
$1,130,000	Woodside California
	Elementary School
	District Government
	School Bonds,
	5.00%, 10/01/2023
	(Pre-refunded to
	10/01/2016)	$1,324,936
		70,107,118
Colorado – 5.2%
795,000	Colorado Educational
	& Cultural Facilities
	Authority, 7.625%,
	03/15/2032 (Pre-refunded
	to 03/15/2013)	854,466
8,640,000	Colorado Springs
	Colorado Utilities
	Revenue Bonds, 5.875%,
	11/15/2017 (ETM)	9,582,969
1,000,000	Conservatory
	Metropolitan
	District Colorado,
	6.75%, 12/01/2034
	(Pre-refunded to
	12/01/2013)	1,117,400
1,330,000	County of El Paso
	Colorado Mortgage
	Revenue Bonds,
	0.00%, 09/01/2015
	(ETM) ^	1,281,907
	Dawson Ridge
	Metropolitan District
	No. 1 Colorado: (ETM) ^
7,830,000	0.00%, 10/01/2022	5,964,659
12,745,000	0.00%, 10/01/2022	9,708,759
	Denver Colorado
	Convention Center &
	Hotel Authority
	Revenue Bonds:
1,000,000	5.00%, 12/01/2021
	(Pre-refunded to
	12/01/2013)	1,082,040
2,950,000	5.00%, 12/01/2022
	(Pre-refunded to
	12/01/2013)	3,192,018
1,500,000	5.00%, 12/01/2023
	(Pre-refunded to
	12/01/2013)	1,623,060
5,065,000	5.00%, 12/01/2024
	(Pre-refunded to
	12/01/2013)	5,480,533
7,975,000	Denver Colorado Health
	& Hospital Authority
	Healthcare Revenue,
	6.25%, 12/01/2033
	(Pre-refunded to
	12/01/2014)	9,250,761
6,750,000	Regional Transportation
	District Colorado
	Sales Tax Revenue,
	5.00%, 11/01/2036
	(Pre-refunded to
	11/01/2016)	8,074,215
		57,212,787
Delaware – 0.1%
650,000	Delaware State
	Economic Development
	Authority Revenue,
	6.75%, 01/01/2013
	(ETM)	668,525

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Florida – 11.9%
$4,040,000	Bartram Springs
	Community Development
	District Special Assessment,
	6.65%, 05/01/2034
	(Pre-refunded to
	05/01/2013)	$4,417,659
1,925,000	Brevard County Florida
	School Board,
	5.00%, 07/01/2020
	(Callable 07/01/2017)
	(Insured by AMBAC)	2,140,119
	Broward County
	Florida School Board:
8,000,000	5.25%, 07/01/2022
	(Callable 07/01/2021)	9,212,720
4,865,000	5.25%, 07/01/2023
	(Callable 07/01/2021)	5,517,932
2,265,000	County of St. Lucie
	Florida, 6.00%,
	10/01/2020 (ETM)	2,923,390
1,980,000	Dade County Florida
	Health Facility Authority
	Hospital Revenue, 5.75%,
	05/01/2021 (ETM)	2,395,107
3,000,000	Escambia County
	Florida Housing Finance
	Authority Multifamily
	Housing Revenue,
	0.00%, 10/15/2018
	(ETM) ^	2,664,030
13,800,000	Florida State
	Board of Education,
	5.00%, 06/01/2022
	(Callable 06/01/2019)	16,385,568
2,500,000	Florida State
	Department of
	Management Services,
	5.00%, 08/01/2018	2,936,150
	Florida State Mid-Bay
	Bridge Authority
	Revenue: (ETM)
4,675,000	6.875%, 10/01/2022	6,511,013
3,175,000	6.875%, 10/01/2022	4,421,918
1,385,000	Florida State Municipal
	Power Agency Revenue,
	5.00%, 10/01/2017
	(Callable 02/13/2012)
	(ETM)	1,696,680
1,500,000	Gulf Environmental
	Services Inc. Florida
	Revenue Bonds, 5.00%,
	10/01/2018 (ETM)	1,705,875
	Highlands County
	Florida Health
	Facilities Revenue:
9,650,000	5.875%, 11/15/2029
	(Pre-refunded to
	11/15/2013)	10,571,672
5,000,000	5.375%, 11/15/2035
	(Pre-refunded to
	11/15/2013)	5,431,400
2,000,000	Hillsborough County
	Florida School Board
	Master Lease Program,
	5.50%, 07/01/2018
	(Insured by NPFGC)	2,349,480

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Florida – 11.9% (cont.)
	Hillsborough County
	Industrial Development
	Authority:
$1,855,000	5.625%, 08/15/2029
	(Pre-refunded to
	08/15/2018)	$2,380,614
1,500,000	8.00%, 08/15/2032
	(Pre-refunded to
	08/15/2019)	2,166,450
2,000,000	Islands At Doral
	(SW) Community
	Development District,
	6.375%, 05/01/2035
	(Pre-refunded to
	05/01/2013)	2,153,860
300,000	Jacksonville Florida
	Health Facility Authority
	Hospital Revenue,
	11.50%, 10/01/2012
	(Callable 02/13/2012)
	(ETM)	324,825
2,195,000	Laguna Lakes
	Community Development
	District Special Assessment
	Revenue Bonds,
	6.40%, 05/01/2033
	(Pre-refunded to
	05/01/2013)	2,358,154
1,470,000	Miami Beach Florida
	Resort Tax Revenue,
	6.25%, 10/01/2022 (ETM)	1,942,502
7,100,000	Miami-Dade
	County Florida,
	4.50%, 10/01/2020	8,148,244
3,000,000	Miami Dade County
	Florida Entitlement
	Revenue Bonds,
	5.00%, 08/01/2015
	(Insured by NPFGC)	3,303,300
3,000,000	Miami-Dade County
	Florida School Board,
	5.00%, 05/01/2016
	(Insured by NPFGC)	3,324,840
2,420,000	Miami-Dade County
	Florida Water &
	Sewer Revenue,
	5.00%, 10/01/2013
	(Insured by NPFGC)	2,582,067
4,220,000	Orange County Florida
	Health Facilities Authority
	Revenue Bond, 6.25%,
	10/01/2013 (ETM)	4,643,435
880,000	Orlando Florida Utilities
	Commission Water &
	Electric Revenue, 6.75%,
	10/01/2017 (ETM)	1,038,638
1,000,000	Palm Beach County
	Florida Revenue,
	5.00%, 11/01/2018
	(Callable 11/01/2017)	1,149,250
2,460,000	Pinellas County Housing
	Finance Authority,
	4.25%, 03/01/2027
	(Callable 09/01/2019)	2,613,258
1,000,000	Sarasota County
	Florida School Board,
	5.00%, 07/01/2015
	(Insured by NPFGC)	1,107,740

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Florida – 11.9% (cont.)
$5,200,000	Seminole County
	Florida Water &
	Sewage Revenue,
	6.00%, 10/01/2019
	(ETM)	$6,386,692
3,000,000	Sunrise Florida Utility
	System Revenue, 5.50%,
	10/01/2018 (ETM)	3,583,020
		130,487,602
Georgia – 3.8%
8,445,000	Atlanta Georgia Water
	& Wastewater Revenue,
	5.50%, 11/01/2017
	(Insured by AGM)	10,143,881
7,745,000	Forsyth County Georgia
	Hospital Authority
	Revenue Anticipation
	Certificates, 6.375%,
	10/01/2028 (Callable
	02/13/2012) (ETM)	10,130,537
470,000	Fulton County Georgia
	Hospital Authority
	Revenue, 7.875%,
	10/01/2013 (Callable
	02/13/2012) (ETM)	510,021
	Georgia Municipal
	Electric Authority
	Power Revenue:
120,000	6.50%, 01/01/2017
	(Insured by AGM)	137,632
7,350,000	6.50%, 01/01/2017
	(Insured by AGM)	8,936,350
7,400,000	Gwinnett County
	Georgia School District,
	5.00%, 02/01/2026
	(Pre-refunded to
	02/01/2018)	9,100,446
2,555,000	Northwestern Gwinnett
	County Georgia
	Facilities Corporation I
	Certificate Participation,
	5.75%, 06/15/2019
	(Callable 06/15/2014)
	(Pre-refunded to
	06/15/2015)	2,810,679
		41,769,546
Illinois – 10.4%
2,360,000	Chicago Illinois,
	5.00%, 01/01/2017
	(Callable 01/01/2016)
	(Insured by AGM)	2,632,061
	Chicago Illinois
	Board of Education:
2,100,000	5.00%, 12/01/2017
	(Insured by AMBAC)	2,431,485
4,345,000	5.00%, 12/01/2017
	(Callable 12/01/2016)
	(Insured by AGM)	4,953,300
1,000,000	6.00%, 01/01/2020
	(Insured by NPFGC)	1,152,300
	Chicago Illinois Public
	Building Community
	Building Revenue: (ETM)
3,725,000	7.00%, 01/01/2015	4,052,502
1,555,000	7.00%, 01/01/2020	2,088,318

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Illinois – 10.4% (cont.)
$2,605,000	Cook County Illinois
	School District No. 097,
	9.00%, 12/01/2015
	(Insured by NPFGC)	$3,251,066
1,430,000	Cook County Illinois
	School District No. 100,
	8.10%, 12/01/2016
	(ETM)	1,919,718
2,000,000	Cook County Illinois
	School District No. 159,
	0.00%, 12/01/2022
	(ETM) ^	1,492,820
1,095,000	Dupage County Illinois
	Stormwater Project,
	5.60%, 01/01/2021	1,337,575
12,285,000	Illinois Development
	Financial Authority,
	0.00%, 07/15/2023
	(ETM) ^	8,987,215
2,330,000	Illinois Finance
	Authority Revenue,
	5.50%, 08/15/2043
	(Pre-refunded to
	08/15/2014)	2,618,198
1,000,000	Illinois Municipal
	Electric Agency Power
	Supply Revenue Bonds,
	5.25%, 02/01/2016
	(Insured by NPFGC)	1,130,660
	Illinois State:
1,000,000	5.00%, 01/01/2019
	(Insured by AGM)	1,142,860
5,000,000	4.00%, 09/01/2019
	(Callable 09/01/2018)
	(Insured by AGM)	5,318,100
3,000,000	6.00%, 11/01/2026
	(Insured by NPFGC)	3,420,450
2,100,000	Illinois State Toll
	Highway Authority
	Priority Revenue Bonds,
	5.50%, 01/01/2016
	(Insured by AGM)	2,398,641
	Illinois State Toll
	Highway Authority
	Revenue Bonds:
1,065,000	5.00%, 01/01/2026
	(Pre-refunded to
	07/01/2016)	1,262,355
2,055,000	5.00%, 01/01/2031
	(Pre-refunded to
	07/01/2016)	2,435,812
6,750,000	Kane Cook & Dupage
	Counties Illinois
	Community United
	School District No. 303,
	5.00%, 01/01/2014
	(Insured by AGM)	7,230,465
2,130,000	Kane Cook & Dupage
	Counties Illinois School
	District No. 46 Elgin,
	0.00%, 01/01/2013
	(Insured by AGM) ^	2,099,988
	Kane McHenry Cook &
	De Kalb Counties Illinois
	School District No. 300:
1,000,000	9.00%, 01/01/2015
	(Insured by AMBAC)	1,191,810
6,140,000	7.00%, 01/01/2018
	(Insured by AMBAC)	7,567,980

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Illinois – 10.4% (cont.)
$13,625,000	Kendall Kane & Will
	Counties Community
	Unit School District
	No. 308,
	0.00%, 02/01/2021 ^	$9,752,503
	Lake County Illinois
	Community Consolidated
	School District:
	(Insured by NPFGC) ^
1,755,000	0.00%, 12/01/2012	1,715,495
1,920,000	0.00%, 12/01/2013	1,832,256
1,875,000	0.00%, 12/01/2014	1,729,481
1,025,000	Lake County Illinois
	Community High School
	District No. 124 Grant,
	5.00%, 12/01/2017	1,218,715
1,000,000	Lake County Illinois
	Community High School
	District No. 128,
	5.00%, 01/01/2013	1,043,220
	McHenry & Kane
	Counties Illinois
	Community School
	District No. 158:
	(Insured by NPFGC) ^
1,870,000	0.00%, 01/01/2013	1,813,788
1,970,000	0.00%, 01/01/2016	1,726,843
	Metropolitan Pier &
	Exposition Authority
	Illinois: (ETM)
1,805,000	5.50%, 06/15/2016	2,158,094
2,000,000	5.50%, 12/15/2023	2,542,000
2,000,000	Northwest Suburban
	Illinois Municipal Joint
	Action Revenue, 5.00%,
	05/01/2014 (ETM)	2,209,000
4,705,000	Regional Transportation
	Authority Illinois,
	6.00%, 07/01/2022
	(Insured by NPFGC)	6,055,335
2,742,000	Round Lake Illinois,
	6.70%, 03/01/2033
	(Pre-refunded to
	03/01/2013)	2,959,029
	Southern Illinois
	University Revenue:
	(Insured by NPFGC)
1,000,000	5.25%, 04/01/2018	1,154,160
1,390,000	5.25%, 04/01/2019	1,621,588
950,000	Winnebago & Boone
	Counties Illinois School
	District No. 205,
	5.00%, 02/01/2013
	(Insured by AMBAC)	989,482
	Winnebago County
	Illinois School District
	No. 122 Harlam-Loves
	Park: ^
155,000	0.00%, 01/01/2018
	(ETM)	143,170
1,205,000	0.00%, 01/01/2018
	(Insured by AGM)	1,007,585
		113,787,423
Indiana – 1.6%
1,990,000	Franklin Community
	Multi-School
	Building Corp,
	5.00%, 07/15/2020	2,359,861

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Indiana – 1.6% (cont.)
	Hammond Indiana
	Multi-School
	Building Corporation
	Revenue Bonds:
$1,000,000	6.00%, 01/15/2018
	(ETM)	$1,172,350
1,330,000	5.00%, 07/15/2018
	(Insured by NPFGC)	1,570,358
1,115,000	Indiana State Office
	Building Commissions
	Facilities Revenue Bonds,
	5.25%, 07/01/2017	1,305,654
820,000	Indiana Toll Road
	Commission, 9.00%,
	01/01/2015 (ETM)	925,960
1,155,000	Indianapolis Local Public
	Improvement Bond Bank,
	5.50%, 01/01/2019
	(Insured by NPFGC)	1,409,862
3,460,000	Indianapolis Local
	Public Improvement
	Bond Waterworks Project,
	5.50%, 07/01/2018
	(Insured by NPFGC)	4,214,661
1,000,000	Perry Township
	Multi School
	Building Corporation,
	5.00%, 07/10/2018
	(Callable 07/10/2015)	1,083,600
1,650,000	Purdue University
	Indiana Revenue,
	5.00%, 07/01/2015	1,881,842
1,000,000	South Bend Indiana
	Community School
	Building Corporation,
	5.00%, 07/15/2017
	(Insured by NPFGC)	1,160,800
		17,084,948
Iowa – 0.3%
1,010,000	Des Moines Iowa
	Metropolitan Wastewater
	Reclamation Authority,
	5.00%, 06/01/2015
	(Callable 06/01/2014)
	(Insured by NPFGC)	1,116,999
180,000	Muscatine Iowa Electric
	Revenue, 6.70%,
	01/01/2013 (Callable
	07/01/2012) (ETM)	185,143
2,000,000	Wapello County Iowa
	Hospital Revenue,
	6.25%, 10/01/2022
	(Pre-refunded to
	10/01/2012)	2,083,460
		3,385,602
Kansas – 0.2%
1,865,000	Wyandotte County
	Kansas Revenue,
	5.00%, 09/01/2019
	(Callable 03/01/2019)
	(Insured by BHAC)	2,252,827
Kentucky – 0.5%
3,340,000	Jefferson County
	Kentucky School District
	Financial School Building
	Revenue Bonds,
	5.50%, 01/01/2018
	(Insured by AGM)	4,081,079

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Kentucky – 0.5% (cont.)
$1,035,000	Kentucky Economic
	Development Finance
	Authority Health System
	Revenue, 5.80%,
	10/01/2014
	(Pre-refunded
	to 10/01/2013)	$1,140,104
		5,221,183
Louisiana – 2.7%
	Louisiana Public Facilities
	Authority Revenue:
710,000	5.50%, 05/15/2027
	(Pre-refunded to
	05/15/2026)	894,991
12,935,000	5.50%, 05/15/2032
	(Pre-refunded to
	05/15/2026)	16,562,750
10,000,000	State of Louisiana,
	5.00%, 11/15/2020
	(Callable 05/15/2020)	12,377,200
		29,834,941
Maine – 0.5%
4,340,000	Maine Health & Higher
	Education Facilities
	Authority, 5.00%,
	07/01/2035
	(Pre-refunded
	to 07/01/2015)	4,972,381

Massachusetts – 3.2%
	Massachusetts State:
5,820,000	5.00%, 08/01/2020
	(Pre-refunded to
	08/01/2016)	6,903,742
15,000,000	4.00%, 12/01/2022
	(Callable 12/01/2019)	16,879,650
	Massachusetts State
	Obligations Tax Revenue:
1,000,000	5.25%, 01/01/2026
	(Pre-refunded to
	01/01/2014)	1,093,470
1,845,000	5.75%, 01/01/2032
	(Pre-refunded to
	01/01/2014)	2,035,681
	Massachusetts State
	Water Resources
	Authority: (ETM)
4,105,000	5.25%, 12/01/2015	4,527,363
3,200,000	6.50%, 07/15/2019	3,897,760
		35,337,666
Michigan – 2.2%
1,550,000	Clarkston Michigan
	Community Schools,
	5.00%, 05/01/2013
	(Insured by AGM)	1,640,939
1,000,000	Detroit Michigan
	City School District,
	5.00%, 05/01/2016
	(Callable 05/01/2015)
	(Insured by AGM)	1,071,260
2,185,000	Detroit Michigan
	Sewer Disposal Revenue,
	5.00%, 07/01/2030
	(Pre-refunded to
	07/01/2015)	2,503,376
1,550,000	Harper Creek
	Michigan Community
	School District,
	5.00%, 05/01/2016
	(Callable 05/01/2015)
	(Insured by AGM)	1,718,749

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Michigan – 2.2% (cont.)
$1,390,000	Jenison Michigan
	Public Schools,
	5.25%, 05/01/2015
	(Insured by NPFGC)	$1,523,190
2,275,000	Lakeview Public
	School District,
	5.00%, 05/01/2017
	(Insured by NPFGC)	2,598,118
	Livonia Michigan Public
	Schools School District:
4,295,000	5.00%, 05/01/2017
	(Callable 05/01/2014)
	(Insured by NPFGC)	4,609,179
3,000,000	5.00%, 05/01/2022
	(Callable 05/01/2014)
	(Insured by NPFGC)	3,163,920
4,000,000	Michigan State Housing
	Development Authority,
	4.75%, 06/01/2016	4,264,640
2,000,000	State of Michigan,
	0.00%, 06/01/2022
	(ETM) ^	1,512,980
		24,606,351
Minnesota – 1.3%
1,040,000	Centennial Independent
	School District No. 12
	Minnesota, 5.00%,
	02/01/2014 (Pre-refunded
	to 02/01/2012) (Insured
	by AGM)	1,043,442
	Minnesota State Housing
	Finance Agency
	Homeownership
	Finance Bond:
1,115,000	4.25%, 07/01/2028
	(Callable 01/01/2020)	1,183,450
2,000,000	4.50%, 07/01/2034
	(Callable 07/01/2021)	2,149,280
1,215,000	Robbinsdale Independent
	School District No. 281,
	5.00%, 07/01/2020
	(Pre-refunded to
	02/01/2012) (Insured
	by AGM)	1,219,022
5,000,000	University of Minnesota,
	5.50%, 07/01/2021
	(ETM)	6,111,650
1,895,000	Western Minnesota
	Municipal Power Agency,
	6.375%, 01/01/2016
	(ETM)	2,103,147
		13,809,991
Mississippi – 0.3%
1,110,000	Mississippi Development
	Bank Special Obligations,
	5.25%, 10/01/2030
	(Pre-refunded to
	10/01/2015)	1,284,459
1,050,000	Mississippi Housing
	Financial Corporation,
	0.00%, 06/01/2015
	(ETM) ^	1,012,179

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Mississippi – 0.3% (cont.)
$1,000,000	Mississippi State,
	5.00%, 11/01/2021
	(Pre-refunded to
	11/01/2012)	$1,037,040
		3,333,678
Missouri – 0.3%
1,000,000	St. Charles County
	Missouri Francis Howell
	School District,
	4.50%, 03/01/2018	1,186,100
2,000,000	St. Louis County
	Industrial Development
	Authority, 6.625%,
	11/15/2035
	(Pre-refunded
	to 11/15/2013)	2,228,620
		3,414,720
Nebraska – 1.1%
1,640,000	Nebraska Public Power
	District Revenue,
	5.00%, 01/01/2015
	(Insured by NPFGC)	1,826,517
9,150,000	Omaha Nebraska Public
	Electric Power District
	Revenue, 6.20%,
	02/01/2017 (ETM)	10,479,312
		12,305,829
Nevada – 0.2%
2,080,000	Las Vegas Clark County
	Nevada Library District,
	5.00%, 01/01/2017	2,365,334

New Hampshire – 0.6%
5,340,000	New Hampshire Housing
	Finance Authority
	Revenue Bonds,
	5.25%, 07/01/2028
	(Callable 01/01/2021)	5,813,925
1,000,000	State of
	New Hampshire,
	5.00%, 07/01/2021
	(Callable 07/01/2020)	1,250,860
		7,064,785
New Jersey – 2.9%
	New Jersey Economic
	Development Authority
	Revenue Bonds:
2,250,000	6.375%, 04/01/2018
	(Pre-refunded to
	05/15/2014)	2,553,030
6,000,000	6.375%, 04/01/2031
	(Pre-refunded to
	05/15/2014)	6,808,080
895,000	New Jersey Sports &
	Exposition Authority
	State Contract Bonds,
	6.50%, 03/01/2013
	(ETM)	928,428
10,000,000	New Jersey State
	Housing & Mortgage
	Finance Agency Bonds,
	4.50%, 10/01/2029
	(Callable 04/01/2021)	10,507,100

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
New Jersey – 2.9% (cont.)
	New Jersey State
	Transportation Trust
	Fund Authority:
$2,595,000	5.50%, 12/15/2015
	(Insured by AMBAC)	$2,981,421
5,000,000	5.25%, 12/15/2020	5,993,900
	New Jersey
	State Turnpike
	Authority: (ETM)
1,500,000	6.50%, 01/01/2016	1,662,345
130,000	6.50%, 01/01/2016	143,913
		31,578,217
New Mexico – 0.4%
	New Mexico Mortgage
	Financial Authority:
1,610,000	4.625%, 09/01/2025
	(Callable 03/01/2020)	1,731,104
1,170,000	4.50%, 09/01/2028
	(Callable 03/01/2020)	1,250,321
1,000,000	New Mexico State
	Hospital Equipment
	Loan Council Hospital
	Revenue, 5.25%,
	07/01/2025 (Pre-refunded
	to 07/01/2015)	1,146,850
		4,128,275
New York – 6.5%
2,000,000	Long Island Power
	Authority and Electric
	System Revenue,
	5.00%, 12/01/2017
	(Callable 12/01/2016)
	(Insured by NPFGC)	2,319,560
13,230,000	Metropolitan Transit
	Authority New York,
	6.00%, 04/01/2020
	(ETM)	17,133,644
4,730,000	New York City, New
	York Transitional
	Financial Authority
	Building Aid
	Revenue Bonds,
	5.00%, 01/15/2015
	(Insured by AGM)	5,300,390
	New York, New York:
1,000,000	5.00%, 03/01/2016
	(Callable 03/01/2015)
	(Insured by FGIC-TCRS)	1,125,260
5,000,000	5.00%, 08/01/2017	5,979,350
1,125,000	5.25%, 08/15/2021
	(Callable 08/15/2018)	1,343,419
2,000,000	New York State
	Dormitory Authority
	and Personal Income
	Tax Revenue,
	5.00%, 12/15/2017	2,428,360
4,040,000	New York State
	Thruway Authority,
	5.00%, 03/15/2022
	(Callable 03/15/2019)	4,899,510
	New York State
	University Dormitory
	Authority Revenues:
1,800,000	5.50%, 05/15/2013
	(Insured by NPFGC)	1,860,660
5,290,000	5.25%, 05/15/2015	5,823,814
4,715,000	Suffolk County Water
	Authority, 6.00%,
	06/01/2017 (ETM)	5,590,151

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
New York – 6.5% (cont.)
$180,000	TSASC Inc. New York,
	4.75%, 06/01/2022
	(Callable 06/01/2016)	$176,805
13,075,000	Westchester Tobacco
	Asset Securitization
	Corp. New York, 6.95%,
	07/15/2039
	(Pre-refunded
	to 07/15/2017)	17,322,414
		71,303,337
North Carolina – 2.7%
	North Carolina Eastern
	Municipal Power Agency
	Power Systems Revenue:
	(ETM)
3,310,000	5.00%, 01/01/2017	3,801,370
5,700,000	6.40%, 01/01/2021	7,152,930
6,235,000	4.50%, 01/01/2024
	(Pre-refunded to
	01/01/2022)	7,709,889
1,735,000	6.00%, 01/01/2026
	(Pre-refunded to
	01/01/2022)	2,369,958
6,495,000	North Carolina Medical
	Care Community
	Hospital Revenue, 5.25%,
	11/01/2029 (Pre-refunded
	to 11/01/2014)	7,307,654
1,180,000	North Carolina
	Municipal Power Agency
	No. 1 Catawba Electric
	Revenue, 5.50%,
	01/01/2013 (ETM)	1,208,108
		29,549,909
Ohio – 1.4%
1,000,000	Akron Ohio Community
	Learning Center Income
	Tax Revenue,
	5.25%, 12/01/2016
	(Callable 12/01/2013)
	(Insured by NPFGC)	1,083,180
2,000,000	Cincinnati Ohio City
	School District,
	5.00%, 12/01/2016
	(Insured by AGM)	2,351,600
	Cleveland Municipal
	School District:
1,790,000	4.00%, 12/01/2017	1,969,573
1,865,000	4.00%, 12/01/2018	2,056,312
1,940,000	4.00%, 12/01/2019	2,124,203
2,015,000	5.00%, 12/01/2020	2,338,105
90,000	Miamisburg Ohio Water
	Revenue, 7.00%,
	11/15/2016 (Callable
	02/13/2012) (ETM)	96,278
2,835,000	Ohio Housing
	Finance Agency,
	5.00%, 11/01/2028
	(Callable 05/01/2020)	3,075,125
		15,094,376
Pennsylvania – 3.6%
1,275,000	Central Dauphin
	Pennsylvania School
	District, 6.75%,
	02/01/2024 (Pre-refunded
	to 02/01/2016)	1,576,614
1,380,000	Erie Pennsylvania Sewer
	Authority Revenue,
	5.125%, 06/01/2020
	(ETM)	1,682,151

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Pennsylvania – 3.6% (cont.)
$6,830,000	Pennsylvania Convention
	Center Authority Revenue
	Bonds, 6.00%,
	09/01/2019 (ETM)	$8,645,004
	Pennsylvania Housing
	Finance Agency:
2,130,000	3.70%, 04/01/2018	2,190,939
1,760,000	3.75%, 10/01/2018	1,819,277
1,025,000	3.90%, 04/01/2019	1,058,261
1,675,000	3.90%, 10/01/2019
	(Callable 04/01/2019)	1,736,992
3,390,000	Pennsylvania State Higher
	Education Facilities
	Authority Revenue, 5.00%,
	01/01/2029 (Pre-refunded
	to 01/01/2013)	3,546,855
3,000,000	Pennsylvania State Public
	School Building Authority
	Lease Revenue, 5.00%,
	11/15/2034 (Pre-refunded
	to 11/15/2014)	3,359,310
1,790,000	Philadelphia Pennsylvania
	Authority For Industrial
	Development Revenue,
	5.25%, 01/01/2027
	(Pre-refunded to
	01/01/2017)	2,158,346
2,905,000	Philadelphia Pennsylvania
	Gas Works, 7.00%,
	05/15/2020 (ETM)	3,575,648
	Pittsburgh Pennsylvania
	Water & Sewer Authority
	Revenue Bonds:
870,000	7.25%, 09/01/2014
	(Callable 01/27/2012)
	(ETM)	961,777
4,500,000	5.00%, 09/01/2029
	(Pre-refunded to
	09/01/2015)	5,160,195
1,500,000	St. Mary Hospital
	Authority Pennsylvania
	Health Revenue, 5.375%,
	11/15/2034 (Pre-refunded
	to 11/15/2014)	1,690,980
		39,162,349
Puerto Rico – 0.3%
1,625,000	Puerto Rico Public
	Building Authority, 5.50%,
	07/01/2022 (Pre-refunded
	to 07/01/2014)	1,816,685
1,080,000	Puerto Rico Public
	Finance Corp.,
	6.00%, 08/01/2026
	(ETM)	1,472,472
		3,289,157
South Carolina – 1.3%
6,375,000	Piedmont Municipal
	Power Agency South
	Carolina Electric
	Revenue, 6.75%,
	01/01/2020 (ETM)	8,839,511
	South Carolina Jobs
	Economic Development
	Authority Hospital
	Facilities Revenue:
2,575,000	7.00%, 08/01/2030
	(Pre-refunded to
	08/01/2013)	2,834,637
2,430,000	6.375%, 08/01/2034
	(Pre-refunded to
	08/01/2013)	2,651,276
		14,325,424

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
South Dakota – 0.1%
$1,030,000	Heartland Consumers
	Power District, 7.00%,
	01/01/2016 (ETM)	$1,158,204
Tennessee – 1.1%
1,000,000	Metropolitan
	Government Nashville
	& Davidson County
	Tennessee H&E, 0.00%,
	06/01/2021 (ETM) ^	813,250
5,000,000	Shelby County Tennessee
	Health Educational &
	Housing Facilities
	Revenue, 5.50%,
	08/15/2019 (ETM)	5,762,650
4,965,000	Tennessee Housing
	Development Agency,
	4.50%, 07/01/2028
	(Callable 01/01/2020)	5,320,494
		11,896,394
Texas – 13.2%
2,125,000	Barbers Hill Texas
	Independent School
	District General Obligation,
	5.00%, 02/15/2017
	(Callable 02/15/2015)
	(PSF Guaranteed)	2,403,587
6,060,000	Capital Area Housing
	Finance Corporation
	Texas, 0.00%,
	01/01/2016 (ETM) ^	5,782,149
1,500,000	Central Texas Housing
	Finance Corporation,
	0.00%, 09/01/2016
	(ETM) ^	1,419,390
1,500,000	Cypress-Fairbanks
	Texas Independent
	School District,
	5.00%, 02/15/2017
	(Callable 02/15/2016)
	(PSF Guaranteed)	1,745,670
2,410,000	Dallas Texas Independent
	School District,
	5.00%, 02/15/2020
	(PSF Guaranteed)	3,028,864
1,355,000	El Paso Texas Waterworks
	& Sewer Revenue,
	5.00%, 08/15/2018	1,651,447
1,625,000	Frisco Texas Independent
	School District,
	6.00%, 08/15/2018
	(Callable 08/15/2016)
	(PSF Guaranteed)	1,976,309
1,000,000	Georgetown Texas
	Independent
	School District,
	5.00%, 02/15/2016
	(Callable 02/15/2015)
	(PSF Guaranteed)	1,124,840
	Harris County Texas:
1,500,000	5.00%, 10/01/2019	1,869,795
4,700,000	5.75%, 10/01/2028
	(Pre-refunded to
	10/01/2018)	6,059,193
	Harris County Texas
	Health Facilities
	Development
	Corporation Hospital
	Revenue: (ETM)
5,475,000	5.50%, 10/01/2013	5,760,466
4,280,000	5.50%, 10/01/2019	5,224,853

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Texas – 13.2% (cont.)
$10,960,000	Houston Texas Health
	Facilities Corporate
	Facilities Revenue,
	7.125%, 02/15/2034
	(Pre-refunded to
	02/15/2014)	$12,535,938
825,000	Houston Texas Sewer
	System Revenue, 9.375%,
	10/01/2013 (Callable
	04/01/2012) (ETM)	912,491
3,000,000	Houston Texas Utility
	System Revenue,
	5.25%, 05/15/2015
	(Callable 05/15/2014)
	(Insured by NPFGC)	3,298,980
16,050,000	Houston Texas Water &
	Sewer System Revenue
	Bonds, 5.50%,
	12/01/2029 (ETM)	21,272,028
1,500,000	Humble Texas
	Independent
	School District,
	5.00%, 02/15/2021	1,888,740
1,315,000	La Porte Texas
	Independent School
	District,
	5.00%, 02/15/2018
	(Callable 02/15/2015)
	(Insured by NPFGC)	1,445,514
3,425,000	Lubbock Texas,
	5.00%, 02/15/2021
	(Callable 02/15/2018)
	(Insured by AGM)	4,013,209
1,730,000	Lubbock Texas Housing
	Finance Corp., 8.00%,
	10/01/2021 (ETM)	2,564,898
1,000,000	Lubbock Texas
	Independent
	School District,
	4.00%, 02/15/2022
	(Callable 02/15/2020)	1,129,070
1,735,000	Lufkin Texas
	Independent
	School District,
	5.00%, 08/15/2015
	(Callable 08/15/2014)
	(PSF Guaranteed)	1,927,689
1,050,000	Magnolia Texas
	Independent
	School District,
	5.00%, 08/15/2016
	(PSF Guaranteed)	1,239,840
1,265,000	Mission Consolidation
	Independent
	School District,
	5.00%, 02/15/2019
	(Callable 02/15/2015)
	(PSF Guaranteed)	1,427,919
1,125,000	North Central Texas
	Health Facilities Revenue,
	5.75%, 02/15/2015
	(ETM)	1,277,505
1,210,000	Pearland Texas
	Waterworks & Sewage,
	5.25%, 03/01/2023
	(Pre-refunded to
	03/01/2014)	1,333,892
2,035,000	Retama Texas
	Development
	Corporation Special
	Facilities Revenue, 8.75%,
	12/15/2018 (ETM)	3,014,690

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Texas – 13.2% (cont.)
$1,295,000	Rockwall Texas
	Independent
	School District,
	5.00%, 02/15/2015
	(PSF Guaranteed)	$1,462,638
11,565,000	San Antonio Texas
	Electric & Gas Revenue,
	5.65%, 02/01/2019
	(ETM)	14,313,191
2,100,000	San Antonio Texas Hotel
	Occupancy Tax Revenue
	Bonds, 0.00%,
	08/15/2015 (ETM) ^	2,021,334
2,000,000	San Antonio Texas
	Independent
	School District,
	5.00%, 08/15/2017
	(Callable 08/15/2015)
	(PSF Guaranteed)	2,299,940
1,020,000	Spring Texas Independent
	School District,
	5.00%, 08/15/2019
	(Callable 08/15/2018)
	(PSF Guaranteed)	1,251,081
7,990,000	Tarrant County Texas
	Health Facilities
	Revenue, 6.00%,
	09/01/2024 (ETM)	10,407,934
1,800,000	Tarrant County Texas
	Housing Finance
	Corporation Revenue
	Bonds, 0.00%,
	09/15/2016 (ETM) ^	1,698,516
	Texas State:
6,285,000	5.00%, 10/01/2018	7,780,641
3,965,000	5.00%, 04/01/2020
	(Callable 04/01/2016)	4,614,388
1,225,000	University of Texas
	Revenue Bonds, 5.00%,
	08/15/2018 (Pre-refunded
	to 08/15/2016)	1,448,905
		144,627,534
Utah – 0.7%
	Granite School District
	Board of Education:
3,900,000	5.00%, 06/01/2022
	(Callable 06/01/2021)	4,841,850
1,750,000	5.00%, 06/01/2023
	(Callable 06/01/2021)	2,134,318
395,000	Salt Lake City Utah
	Hospital Revenue,
	8.125%, 05/15/2015
	(Callable 02/13/2012)
	(ETM)	426,592
		7,402,760
Virginia – 0.6%
1,095,000	Bristol Virginia Utility
	Systems General
	Obligations, 5.50%,
	11/01/2018 (ETM)	1,338,024
4,210,000	Tobacco Settlement
	Financing Corporation
	Revenue, 5.625%,
	06/01/2037 (Pre-refunded
	to 06/01/2015)	4,866,423
		6,204,447

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
MUNICIPAL BONDS – 96.5% (cont.)
Washington – 3.0%
$1,005,000	City of Ocean Shores WA,
	5.50%, 12/01/2021
	(Callable 06/01/2012)
	(Insured by NPFGC)	$1,020,799
4,500,000	Snohomish County
	School District No. 201,
	4.00%, 12/01/2021
	(Callable 12/01/2020)	5,175,315
3,605,000	Snohomish County
	Washington Public
	Utilities Revenue,
	6.80%, 01/01/2020
	(Callable 02/13/2012)
	(ETM)	4,696,017
2,755,000	Thurston & Pierce
	Counties Washington
	Community Schools,
	4.25%, 12/01/2021
	(Callable 12/01/2020)	3,163,814
	Washington State:
1,500,000	5.00%, 07/01/2018
	(Callable 07/01/2013)	1,602,555
10,000,000	5.00%, 01/01/2021	12,513,000
3,970,000	5.50%, 07/01/2023	5,104,110
		33,275,610
West Virginia – 1.5%
7,365,000	Berkeley Brooke Fayette
	Counties West Virginia
	Single Family Mortgage
	Revenue, 0.00%,
	12/01/2014 (ETM) ^	7,179,476
8,390,000	West Virginia State
	Building Community
	Lease Revenue Bonds,
	7.00%, 07/01/2013
	(ETM)	9,217,841
		16,397,317
Wisconsin – 0.7%
960,000	Badger Tobacco Asset
	Securitization Corporation
	Wisconsin, 5.75%,
	06/01/2012 (ETM)	981,466
3,000,000	Ladysmith-Hawkins
	Wisconsin School District
	General Obligation,
	5.20%, 04/01/2018
	(Callable 04/01/2016)
	(Insured by NPFGC)	3,202,800
3,320,000	Wisconsin State
	Health & Educational
	Facilities Revenue,
	5.00%, 12/01/2019
	(Callable 12/01/2014)
	(Insured by NPFGC)	3,496,724
		7,680,990
	Total Municipal Bonds
	(Cost $992,692,536)	1,056,193,592

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Shares		Value
SHORT-TERM INVESTMENTS – 4.2%
Money Market Mutual Fund – 4.2%
45,532,199	Goldman Sachs
	Financial Square
	Funds, 0.01% «	$45,532,199
	Total Short-Term
	Investments
	(Cost $45,532,199)	45,532,199
	Total Investments
	(Cost $1,038,224,735)
	– 100.7%	1,101,725,791
	Liabilities in Excess of
	Other Assets – (0.7)%	(7,657,889)
	TOTAL NET
	ASSETS – 100.0%	$1,094,067,902

Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation. Ambac Assurance’s plan of rehabilitation transferring certain troubled insurance policies and assets (mostly relating to insurance coverage and credit default swaps on residential mortgage-backed securities) to a segregated account has obtained court approval but has not yet been implemented.
BHAC – Berkshire Hathaway Assurance Corp.
FGIC-TCRS – Financial Guaranty Insurance Company
NPFGC – National Public Finance Guarantee Corp.
PSF – Texas Permanent School Fund
ETM – Escrowed to Maturity
^	Non-Income Producing
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2011

Summary of Fair Value Exposure at December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$1,056,193,591	$—	$1,056,193,591
Total Fixed Income	—	1,056,193,591	—	1,056,193,591
Short-Term Investments
Money Market Mutual Fund	45,532,199	—	—	45,532,199
Total Short-Term Investments	45,532,199	—	—	45,532,199
Total Investments	$45,532,199	$1,056,193,591	$—	$1,101,725,790

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

Baird Aggregate Bond Fund

December 31, 2011

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Aggregate Bond Index.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The Fund entered the year with a significant yield advantage over its benchmark.  The Fund closed the year with strong absolute returns and slightly ahead of the benchmark.  Our long-term commitment to duration neutrality was critically important.  The primary factors for the Fund’s performance over its benchmark index were:

•
The Fund’s overweight position to the corporate credit sector was a positive for relative performance.  Corporate bond spreads (the additional yield that investors demand above Treasury bonds for owning the presumed higher risk corporate debt) widened during the year.  This is typically a negative for the corporate bondholder as the higher (wider) yield indicates a decline in value (price) for the bond.  The Fund’s overweight to shorter credit, particularly BBB-rated industrial and utility issuers, mitigated the impact of widening spreads.

•	An overweight position to commercial mortgage-backed securities (CMBS) through primarily seasoned, super-senior CMBS, was a positive for the year.

•
Our underweight to U.S. Treasuries was an overall detractor to the Fund’s performance (Treasuries outperformed other high quality “spread sectors” of the bond market in 2011).  However, our underweight to short maturity Treasuries and an emphasis on longer Treasury maturities minimized the impact.

•	Our overweight to corporate issues in the financial sector also detracted from relative performance but a focus on intermediate maturities lessened the effect.

Again, the Fund maintained its duration-neutral positioning relative to its benchmark index and held a very broadly diversified portfolio at year end.

We are pleased with the Fund’s performance in 2011 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2012.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$1,506,393,540	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	4.02%	Investor Class:	0.55	%***
Investor Class:	3.77%	Portfolio Turnover Rate:	45.9%
Average Effective Duration:	4.95 years	Total Number of Holdings:	433
Average Effective Maturity:	7.46 years

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2011.
***	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Aggregate Bond Fund

Total Returns

		Average Annual
For the Periods Ended December 31, 2011	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class Shares	7.85%	5.97%	5.83%	6.44%
Investor Class Shares	7.46%	5.70%	5.58%	6.19%
Barclays Capital
U.S. Aggregate Bond Index(2)	7.84%	6.50%	5.78%	6.26%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2011.
(2)
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1%
Asset Backed Securities – 4.0%
$1,004	Amresco Residential
	Securities Mortgage
	Loan Trust,
	Series 1997-3, Class A9,
	6.96%, 03/25/2027	$1,004
	Bayview Financial
	Acquisition Trust:
1,122,368	Series 2006-A, Class 1A2,
	5.483%, 02/28/2041	1,111,285
2,500,000	Series 2007-B, Class 1A2,
	6.831%, 08/28/2047	1,012,683
246	Contimortgage Home
	Equity Trust,
	Series 1997-2, Class A9,
	7.09%, 04/15/2028	245
	Countrywide Asset-
	Backed Certificates:
85,397	Series 2006-S2, Class A2,
	5.627%, 07/25/2027 §	85,121
1,030,086	Series 2005-17,
	Class 1AF2, 5.363%,
	03/25/2030 §	791,581
3,775,804	Series 2004-13,
	Class AF4, 4.583%,
	01/25/2033	3,662,983
2,703,311	Series 2004-S1, Class A3,
	4.615%, 02/25/2035	2,548,016
6,566,105	Series 2004-15, Class AF6,
	4.613%, 04/25/2035	6,171,587
9,552,406	Series 2005-1, Class AF6,
	5.03%, 07/25/2035	9,147,957
10,994,762	Series 2005-11,
	Class AF3, 4.778%,
	02/25/2036	8,252,097
4,387,363	Series 2005-10,
	Class AF6, 4.915%,
	02/25/2036	3,790,887
4,823,456	Series 2005-13, Class
	AF3, 5.43%, 04/25/2036	3,723,008
1,844,159	Series 2005-17,
	Class 1AF5, 5.564%,
	05/25/2036 §	1,075,077
1,609,433	Series 2007-S1, Class A6,
	5.693%, 11/25/2036	1,272,814
3,069,218	Series 2006-13,
	Class 1AF2, 5.884%,
	01/25/2037 §	2,877,834
1,500,000	Series 2006-10,
	Class 1AF3, 5.812%,
	09/25/2046	776,934
408,311	Credit Based Asset
	Servicing and
	Securitization LLC,
	Series 2005-CB8,
	Class AF2, 5.303%,
	12/25/2035	369,025
70,812	Equivantage Home
	Equity Loan Trust,
	Series 1996-3, Class A3,
	7.70%, 09/25/2027	70,159
2,944,783	FedEx Corporation
	Pass-Thru Certificates,
	Series 1998-1, Class B,
	6.845%, 01/15/2019	3,239,261
	GE Capital Mortgage
	Services, Inc.:
689	Series 1997-HE4, Class
	A7, 6.735%, 12/25/2028	685
13,613	Series 1999-HE1, Class
	A7, 6.265%, 04/25/2029	13,281

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Asset Backed Securities – 4.0% (cont.)
	Green Tree Financial
	Corporation:
$452,839	Series 1993-3, Class A7,
	6.40%, 10/15/2018	$463,026
321,354	Series 1993-4, Class A5,
	7.05%, 01/15/2019	323,892
30,996	Series 1997-1, Class A5,
	6.86%, 03/15/2028	32,609
1,301,979	Series 1998-2, Class A5,
	6.24%, 12/01/2028	1,363,590
52,649	Series 1997-6, Class A8,
	7.07%, 01/15/2029	54,853
1,134,206	Series 1998-3, Class A5,
	6.22%, 03/01/2030	1,229,622
699,078	Series 1998-4, Class A5,
	6.18%, 04/01/2030	714,582
34,823	IMC Home Equity
	Loan Trust,
	Series 1997-5, Class A10,
	5.749%, 11/20/2028	34,385
67,677	Oakwood Mortgage
	Investors, Inc.,
	Series 1999-B, Class A3,
	6.45%, 11/15/2017	58,101
3,000,000	Renaissance Home
	Equity Loan Trust,
	Series 2007-1, Class AF3,
	5.612%, 04/25/2037	1,043,094
	Residential Asset
	Mortgage Products, Inc.:
2,225,369	Series 2003-RS7, Class
	AI6, 5.34%, 08/25/2033	2,187,128
661,507	Series 2005-RS1, Class
	AI6, 4.713%, 01/25/2035	599,289
	Residential Asset
	Securities Corporation:
1,656,932	Series 2003-KS2,
	Class AI6, 3.99%,
	04/25/2033	1,577,373
128,586	Series 2003-KS5, Class
	AI6, 3.62%, 07/25/2033	111,099
173,557	Series 2004-KS2, Class
	AI6, 4.30%, 03/25/2034	166,690
		59,952,857
Commercial Mortgage Backed Securities – 7.7%
15,639,000	Bear Stearns Commercial
	Mortgage Securities,
	Series 2005-PWR9,
	Class A4A, 4.871%,
	09/11/2042	16,961,809
15,850,000	Citigroup Deutsche
	Bank, Series 2005-CD1,
	Class A4,
	5.399%, 07/15/2044	17,517,166
15,000,000	Commercial Mortgage
	Pass-Through Certificates,
	Series 2005-C6,
	Class A5A, 5.116%,
	06/10/2044	16,445,565
8,974,000	Credit Suisse First
	Boston Mortgage
	Securities Corporation,
	Series 2005-C5, Class A4,
	5.10%, 08/15/2038	9,823,955
10,750,000	GE Capital Commercial
	Mortgage Corporation,
	Series 2005-C4, Class A4,
	5.486%, 11/10/2045	11,872,418

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Commercial Mortgage
Backed Securities – 7.7% (cont.)
$4,625,000	J.P. Morgan Chase
	Commercial Mortgage
	Securities Corp., Series
	2011-C5, Class A3,
	4.171%, 08/15/2046	$4,952,492
15,355,000	J.P. Morgan Chase
	Commercial Mortgage
	Trust, Series 2005-CB12,
	Class A4, 4.895%,
	09/12/2037	16,749,541
9,825,000	Morgan Stanley Capital I,
	Series 2005-HQ7, Class
	A4, 5.202%, 11/14/2042	10,802,499
10,000,000	Wachovia Bank
	Commercial Mortgage
	Trust, Series 2005-C22,
	Class A4, 5.444%,
	12/15/2044	11,003,790
		116,129,235
Financial – 16.6%
3,725,000	Aegon NV,
	4.75%, 06/01/2013 f	3,811,498
2,700,000	American Express Credit
	Corporation, Series C,
	7.30%, 08/20/2013	2,930,199
	American General
	Finance Corporation:
1,000,000	5.85%, 06/01/2013	880,000
500,000	6.90%, 12/15/2017	360,000
1,000,000	American International
	Group Inc.,
	8.175%, 05/15/2058	890,000
2,000,000	Ameriprise Financial, Inc.,
	7.30%, 06/28/2019 @	2,398,428
250,000	AmSouth Bancorp,
	6.75%, 11/01/2025	202,678
1,708,000	Arden Realty LP,
	5.25%, 03/01/2015	1,814,004
3,700,000	ASIF Global
	Financing XIX,
	4.90%, 01/17/2013
	(Acquired 10/25/2011;
	Cost $3,796,766)*	3,730,902
400,000	BAC Capital Trust VI,
	5.625%, 03/08/2035	332,384
1,715,000	Bank of America
	Corporation
	Subordinated Notes,
	10.20%, 07/15/2015	1,837,218
100,000	BankAmerica Capital II,
	Series 2, 8.00%,
	12/15/2026	90,000
2,175,000	Banponce Trust I, Series
	A, 8.327%, 02/01/2027	1,479,000
2,500,000	Barclays Bank PLC,
	6.75%, 05/22/2019 f @	2,771,557
2,400,000	The Bear Stearns
	Companies LLC,
	5.30%, 10/30/2015	2,580,934
100,000	Capital One Financial
	Corporation,
	6.15%, 09/01/2016	104,053
5,000,000	CDP Financial Inc.,
	4.40%, 11/25/2019
	(Acquired 11/20/2009;
	Cost $4,987,600)* f	5,425,185
	CIT Group, Inc.:
217	7.00%, 05/01/2015	218
53,000	7.00%, 05/04/2015
	(Acquired 01/23/2006;
	Cost $53,000)* @	53,066
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Financial – 16.6% (cont.)
$694	7.00%, 05/01/2016	$694
88,000	7.00%, 05/02/2016
	(Acquired 01/23/2006;
	Cost $88,000)* @	87,890
172	7.00%, 05/01/2017	172
124,000	7.00%, 05/02/2017
	(Acquired 01/23/2006;
	Cost $124,000)*	123,845
2,000,000	Citigroup Capital XXI,
	8.30%, 12/21/2057	1,997,500
	Citigroup, Inc.:
1,000,000	5.50%, 04/11/2013	1,020,923
3,125,000	6.01%, 01/15/2015	3,264,703
2,675,000	6.125%, 11/21/2017 @	2,854,843
5,000,000	CNA Financial
	Corporation,
	6.50%, 08/15/2016	5,408,270
5,330,000	Countrywide
	Financial Corporation,
	6.25%, 05/15/2016 @	5,021,574
1,000,000	Credit Agricole S.A.,
	6.637%, 05/29/2049
	(Acquired 05/23/2007;
	Cost $1,000,000)* f @	580,000
1,575,000	Credit Suisse New York,
	5.30%, 08/13/2019 f @	1,624,313
3,135,000	First Empire
	Capital Trust I,
	8.234%, 02/01/2027	3,146,327
1,575,000	First Empire
	Capital Trust II,
	8.277%, 06/01/2027	1,635,187
3,749,000	First Hawaiian Capital
	Trust I, Series B,
	8.343%, 07/01/2027	3,392,845
608,152	First National Bank of
	Chicago Pass-Thru
	Certificates,
	Series 1993-A,
	8.08%, 01/05/2018	688,002
2,500,000	Fleet Capital Trust II,
	7.92%, 12/11/2026	2,225,000
	General Electric
	Capital Corporation:
2,475,000	4.375%, 09/21/2015	2,662,409
1,500,000	5.625%, 09/15/2017	1,660,163
4,700,000	5.625%, 05/01/2018	5,264,009
1,416,000	Genworth Financial, Inc.,
	5.75%, 06/15/2014 @	1,400,071
6,500,000	Genworth Life Institutional
	Funding Trust, 5.875%,
	05/03/2013 (Acquired
	04/14/2011; Cost
	$6,766,994)*	6,606,060
	GMAC Inc.:
336,000	7.50%, 12/31/2013	345,240
403,000	8.00%, 12/31/2018	395,947
150,000	GMAC LLC,
	6.75%, 12/01/2014	151,309
1,180,000	Goldman Sachs Capital I,
	6.345%, 02/15/2034 @	998,764
	The Goldman
	Sachs Group, Inc.:
2,200,000	3.70%, 08/01/2015 @	2,155,349
1,000,000	6.25%, 09/01/2017	1,045,437
4,500,000	6.15%, 04/01/2018	4,644,400
2,520,000	Goldman Sachs
	Group LP, 8.00%,
	03/01/2013 (Acquired
	01/05/2009 through
	09/23/2010; Aggregate
	Cost $2,649,945)*	2,632,750

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Financial – 16.6% (cont.)
$2,800,000	Great West Life &
	Annuity Insurance,
	7.153%, 05/16/2046
	(Acquired 05/16/2006
	through 11/08/2007;
	Aggregate Cost
	$2,783,656)*	$2,730,000
2,200,000	Hartford Financial
	Services Group Inc.,
	8.125%, 06/15/2038 @	2,178,000
2,100,000	HSBC Holdings PLC
	Subordinated Notes,
	6.50%, 09/15/2037 f	2,072,891
400,000	HSBC USA
	Capital Trust I,
	7.808%, 12/15/2026
	(Acquired 03/08/2007;
	Cost $407,729)*	394,000
500,000	HSBC USA
	Capital Trust II,
	8.38%, 05/15/2027
	(Acquired 11/06/2007;
	Cost $512,741)*	495,577
2,000,000	Humana Inc.,
	7.20%, 06/15/2018	2,332,928
500,000	Industrial Bank of Korea,
	3.75%, 09/29/2016
	(Acquired 03/22/2011;
	Cost $496,855)* f	503,479
3,650,000	ING Bank N.V.,
	4.00%, 03/15/2016
	(Acquired 03/08/2011;
	Cost $3,648,029)* f	3,526,787
1,246,000	Invesco Ltd.,
	5.375%, 12/15/2014 f	1,335,700
7,025,000	Irish Life & Permanent
	Group Holdings PLC,
	3.60%, 01/14/2013
	(Acquired 01/07/2010;
	Cost $7,021,207)* f	6,143,896
	Jefferies Group Inc.:
4,000,000	6.875%, 04/15/2021	3,600,000
1,395,000	6.25%, 01/15/2036	1,140,686
6,800,000	John Hancock Mutual
	Life Insurance Company,
	7.375%, 02/15/2024
	(Acquired 08/26/2010;
	Cost $7,659,844)*	8,134,840
3,000,000	J.P. Morgan Chase Bank
	NA, 5.875%, 06/13/2016	3,247,299
	J.P. Morgan Chase & Co.:
2,700,000	3.70%, 01/20/2015	2,799,374
4,600,000	5.60%, 07/15/2041	4,816,039
1,250,000	Kaupthing Bank,
	5.75%, 10/04/2011
	(Acquired 06/06/2008
	through 07/22/2008;
	Aggregate Cost
	$969,046)* f §	309,375
3,400,000	Key Bank NA,
	7.413%, 05/06/2015	3,694,675
5,000,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 08/24/2009
	through 03/10/2010;
	Aggregate Cost
	$5,283,744)* f @	5,522,705
	Liberty Mutual
	Group, Inc.:
450,000	7.25%, 09/01/2012
	(Acquired 06/20/2011;
	Cost $466,365)*	463,846

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Financial – 16.6% (cont.)
$2,500,000	10.75%, 06/15/2058
	(Acquired 05/21/2008;
	Cost $2,445,125)*	$3,137,500
565,000	Liberty Mutual
	Insurance Company,
	7.697%, 10/15/2097
	(Acquired 03/26/2003;
	Cost $361,718)*	533,993
1,125,000	Lincoln National
	Corporation,
	6.05%, 04/20/2067 @	936,562
1,600,000	Lloyds TSB Bank PLC,
	5.80%, 01/13/2020
	(Acquired 02/10/2010;
	Cost $1,559,396)* f	1,519,005
100,000	Manulife Financial Corp.,
	4.90%, 09/17/2020 f	101,960
	Marsh & McLennan
	Companies, Inc.:
7,000,000	6.25%, 03/15/2012	7,065,674
4,075,000	4.85%, 02/15/2013	4,204,459
1,000,000	9.25%, 04/15/2019	1,318,788
1,000,000	Massachusetts Mutual
	Life Insurance Company,
	8.875%, 06/01/2039
	(Acquired 05/27/2009;
	Cost $987,100)*	1,462,758
800,000	MBIA Insurance Corp.,
	14.00%, 01/15/2033
	(Acquired 01/11/2008;
	Cost $800,000)* @	448,000
	Merrill Lynch
	& Company:
1,000,000	6.40%, 08/28/2017	968,304
1,750,000	6.875%, 04/25/2018	1,725,393
1,275,000	7.75%, 05/14/2038	1,211,406
422,000	Metlife Inc.,
	6.50%, 12/15/2032	505,811
1,650,000	Monumental Global
	Funding Limited,
	5.50%, 04/22/2013
	(Acquired 07/09/2010;
	Cost $1,710,831)*	1,718,242
	Morgan Stanley:
1,075,000	4.75%, 04/01/2014	1,058,969
1,000,000	4.00%, 07/24/2015	937,752
150,000	6.625%, 04/01/2018	148,116
3,644,000	Morgan Stanley
	Dean Witter & Co.,
	6.75%, 10/15/2013	3,784,298
1,000,000	The NASDAQ
	OMX Group Inc.,
	4.00%, 01/15/2015	1,024,679
	National City
	Bank of Cleveland
	Subordinated Notes:
1,310,000	4.625%, 05/01/2013	1,359,946
2,000,000	5.80%, 06/07/2017	2,201,776
4,921,000	Navigators Group Inc.
	Senior Unsecured Notes,
	7.00%, 05/01/2016	5,077,537
4,389,000	NB Capital Trust IV,
	8.25%, 04/15/2027	4,037,880
2,500,000	North Fork
	Capital Trust II,
	8.00%, 12/15/2027	2,375,000
2,750,000	Protective Life Corp.,
	7.375%, 10/15/2019	3,051,755
1,000,000	Regions Financial Corp.,
	7.75%, 11/10/2014	1,005,000
4,750,000	Regions Financing Trust
	II, 6.625%, 05/15/2047	3,895,000

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Financial – 16.6% (cont.)
$1,000,000	Republic New York
	Capital I,
	7.75%, 11/15/2026	$1,002,500
700,000	Republic New York
	Corporation Debentures,
	9.125%, 05/15/2021	791,916
1,500,000	Santander Issuances,
	6.50%, 08/11/2019
	(Acquired 10/18/2007;
	Cost $1,660,835)* f	1,305,952
1,100,000	Santander U.S. Debt
	S.A. Unipersonal,
	2.991%, 10/07/2013
	(Acquired 09/27/2010;
	Cost $1,100,000)* f	1,051,614
8,760,000	Schwab Capital Trust I,
	7.50%, 11/15/2037	8,762,891
	SLM Corporation:
1,000,000	5.375%, 01/15/2013	1,006,899
3,000,000	5.00%, 10/01/2013 @	3,000,000
1,137,000	5.375%, 05/15/2014	1,137,797
500,000	5.625%, 08/01/2033	372,960
4,900,000	Sovereign Bancorp, Inc.,
	8.75%, 05/30/2018	5,463,446
6,000,000	SunTrust Banks Inc.,
	5.25%, 11/05/2012	6,149,034
1,032,000	Susa Partnership LP,
	8.20%, 06/01/2017	1,238,757
1,000,000	Symetra Financial
	Corporation,
	6.125%, 04/01/2016
	(Acquired 03/23/2006;
	Cost $995,570)*	1,010,537
3,000,000	TD Ameritrade
	Holding Corporation,
	5.60%, 12/01/2019	3,243,744
1,000,000	Travelers
	Companies, Inc.,
	6.75%, 06/20/2036	1,286,790
560,000	UFJ Finance
	Aruba A.E.C.,
	6.75%, 07/15/2013 f	598,392
4,120,000	Wachovia Bank NA,
	6.00%, 11/15/2017	4,549,399
750,000	Willis North
	America Inc.,
	5.625%, 07/15/2015	796,394
		249,752,002
Industrial – 13.4%
4,200,000	Acuity Brands Lighting
	Inc., 6.00%, 12/15/2019	4,729,498
2,325,000	Allied Waste North
	America, Inc.,
	6.875%, 06/01/2017	2,458,687
	Ameritech Capital
	Funding Debentures:
1,750,092	9.10%, 06/01/2016	2,073,401
1,500,000	6.45%, 01/15/2018	1,727,851
3,000,000	Anadarko Petroleum
	Corporation,
	6.375%, 09/15/2017	3,477,402
2,000,000	Anglo American
	Capital PLC,
	9.375%, 04/08/2019
	(Acquired 04/02/2009;
	Cost $2,000,000)* f	2,544,844
	Bunge Limited
	Finance Corporation:
600,000	5.35%, 04/15/2014	629,312
1,289,000	5.10%, 07/15/2015	1,349,154
3,800,000	Bunge NA Finance LP,
	5.90%, 04/01/2017	4,149,737

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Industrial – 13.4% (cont.)
$3,000,000	CenturyLink Inc.,
	5.15%, 06/15/2017	$2,973,546
8,164,000	Chevron Phillips
	Chemical Company LLC,
	7.00%, 06/15/2014
	(Acquired 10/27/2010
	through 10/28/2010;
	Aggregate Cost
	$9,004,058)* @	9,110,763
800,000	Clear Channel
	Communications,
	5.50%, 12/15/2016	370,000
1,000,000	Comcast Corporation,
	6.95%, 08/15/2037	1,272,308
500,000	Comcast-Cable Holdings,
	7.875%, 08/01/2013	550,242
7,075,000	Computer
	Sciences Corporation,
	5.50%, 03/15/2013 @	7,039,625
	ConAgra Foods, Inc.:
1,687,000	5.819%, 06/15/2017	1,889,398
120,000	9.75%, 03/01/2021	162,276
324,985	Continental Airlines, Inc.
	Pass-Thru Certificates,
	Series 1997-4, Class A,
	6.90%, 01/02/2018	338,374
2,000,000	COX
	Communications Inc.,
	7.25%, 11/15/2015	2,351,132
2,000,000	Daimler Finance
	North America LLC,
	1.184%, 03/28/2014
	(Acquired 12/09/2011;
	Cost $1,947,613)*	1,930,110
410,000	Deutsche Telekom
	International
	Finance BV,
	8.75%, 06/15/2030 f	571,913
8,000,000	DIRECTV
	Holdings/Financing,
	7.625%, 05/15/2016	8,490,000
	Donnelley (R.R.)
	& Sons Co.:
2,500,000	8.60%, 08/15/2016	2,503,125
2,000,000	6.125%, 01/15/2017 @	1,860,000
1,000,000	7.625%, 06/15/2020	935,000
1,000,000	D.R. Horton Inc.
	Unsubordinated Notes,
	6.50%, 04/15/2016 @	1,036,250
3,000,000	Express Scripts, Inc.,
	3.125%, 05/15/2016 @	3,016,629
8,907,000	Freeport-McMoRan
	Copper & Gold Inc.,
	8.375%, 04/01/2017	9,463,687
7,000,000	Georgia-Pacific LLC,
	8.25%, 05/01/2016
	(Acquired 12/10/2010;
	Cost $7,585,171)*	7,776,720
8,092,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 03/31/2004
	through 06/20/2011;
	Aggregate Cost
	$8,163,111)*	8,358,381
	GTE Corporation:
2,400,000	6.84%, 04/15/2018	2,874,761
100,000	8.75%, 11/01/2021	140,031
650,000	Health Management
	Association,
	6.125%, 04/15/2016	672,750

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Industrial – 13.4% (cont.)
	Highmark Inc. Notes,
$1,950,000	6.80%, 08/15/2013
	(Acquired 08/14/2003
	through 12/17/2007;
	Aggregate Cost
	$1,961,298)*	$2,081,721
3,000,000	4.75%, 05/15/2021
	(Acquired 05/03/2011;
	Cost $2,987,880)*	3,074,394
1,000,000	Holcim U.S. Finance,
	6.00%, 12/30/2019
	(Acquired 09/24/2009;
	Cost $986,740)* f	1,030,469
5,700,000	Hutchison Whampoa
	International Ltd.,
	7.625%, 04/09/2019
	(Acquired 10/22/2009
	through 10/29/2009;
	Aggregate Cost
	$6,298,836)* f	7,022,035
950,000	Johnson Controls Inc.,
	6.00%, 01/15/2036	1,098,975
400,000	Laboratory Corporation
	of America Holdings,
	5.625%, 12/15/2015	445,298
1,000,000	Lafarge SA,
	7.125%, 07/15/2036 f @	882,932
1,000,000	Martin Marietta
	Materials, Inc.,
	6.25%, 05/01/2037	899,106
1,000,000	Masco Corporation,
	6.125%, 10/03/2016	1,026,203
1,100,000	Nabors Industries, Inc.,
	6.15%, 02/15/2018	1,228,798
7,045,000	National Oilwell Varco
	Inc., Series B,
	6.125%, 08/15/2015	7,212,199
1,300,000	New Cingular Wireless
	Services, Inc.,
	8.75%, 03/01/2031	1,910,090
1,500,000	Nextel Communications,
	Series D,
	7.375%, 08/01/2015@	1,372,500
320,000	Pactiv Corporation,
	7.95%, 12/15/2025 @	216,000
400,000	PCCW-HKT
	Capital II Ltd.,
	6.00%, 07/15/2013
	(Acquired 07/10/2003;
	Cost $398,132)* f	419,651
4,355,000	Plum Creek
	Timberlands, L.P.,
	5.875%, 11/15/2015	4,833,937
1,000,000	Questar Market
	Resources Inc.,
	6.80%, 03/01/2020	1,070,000
2,000,000	Ralcorp Holdings, Inc.,
	4.95%, 08/15/2020	2,038,816
500,000	Rio Tinto Alcan, Inc.,
	5.75%, 06/01/2035 f	591,150
3,700,000	Rio Tinto Financial
	USA Ltd.,
	6.50%, 07/15/2018 f @	4,459,636
1,500,000	SK Telecom,
	6.625%, 07/20/2027
	(Acquired 07/13/2007;
	Cost $1,482,015)* f	1,776,663
	Sprint Capital
	Corporation:
2,800,000	6.90%, 05/01/2019 @	2,303,000
358,000	8.75%, 03/15/2032	289,532

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Industrial – 13.4% (cont.)
$1,000,000	Talisman Energy Inc.,
	7.75%, 06/01/2019 f	$1,233,061
2,793,000	Teck Resources Limited,
	10.25%, 05/15/2016 f	3,211,950
	Telecom Italia
	Capital SA: f
2,000,000	7.175%, 06/18/2019 @	1,874,216
5,519,000	7.20%, 07/18/2036	4,558,407
	Telefonica Emisiones,
	S.A.U.: f
1,950,000	6.421%, 06/20/2016	2,040,663
5,075,000	6.221%, 07/03/2017	5,201,165
	Time Warner, Inc.:
1,050,000	4.70%, 01/15/2021	1,130,556
1,100,000	7.625%, 04/15/2031	1,419,969
500,000	7.70%, 05/01/2032	652,342
1,000,000	6.55%, 05/01/2037	1,137,416
3,100,000	6.75%, 06/15/2039	3,663,326
5,000,000	6.25%, 03/29/2041 @	5,994,755
3,000,000	Tyco Electronics
	Group S.A.,
	6.55%, 10/01/2017 f	3,465,594
53,574	United AirLines, Inc.
	Pass-Thru Certificates,
	Series 2000-2, Class C,
	7.762%, 04/29/2049 § † **	1,607
317,248	U.S. Airways
	Pass-Thru Certificate,
	Series 1998-1, 6.85%,
	01/30/2018	291,868
	Vale Overseas Limited: f
3,850,000	8.25%, 01/17/2034 @	4,943,916
1,550,000	6.875%, 11/21/2036	1,764,754
1,000,000	6.875%, 11/10/2039	1,145,400
2,000,000	Verizon Wireless Cap LLC,
	8.50%, 11/15/2018	2,699,400
	Vulcan Materials Co.:
2,000,000	7.00%, 06/15/2018	2,060,000
500,000	7.15%, 11/30/2037	450,000
100,000	Westvaco Corporation,
	9.75%, 06/15/2020	126,287
2,000,000	Weyerhaeuser Company,
	7.25%, 07/01/2013	2,117,636
3,600,000	Woodside Finance Ltd.,
	8.125%, 03/01/2014
	(Acquired 02/24/2009;
	Cost $3,598,884)* f	4,025,786
690,000	Xstrata Finance
	Canada Ltd.,
	5.80%, 11/15/2016
	(Acquired 12/06/2011;
	Cost $746,256)* f	752,707
		202,072,793
Other Government Related Securities – 1.4%
5,496,000	Corp Andina
	De Fomento Notes,
	5.75%, 01/12/2017 f	6,011,184
	Korea Electric Power
	Corporation: f
342,000	7.75%, 04/01/2013	363,793
2,165,000	6.75%, 08/01/2027	2,580,892
510,000	National Bank of Hungary
	Yankee Debentures,
	8.875%, 11/01/2013 f	549,845
3,000,000	PEMEX Finance Ltd.,
	10.61%, 08/15/2017 f	3,673,386
2,800,000	PEMEX Project
	Funding Master Trust,
	5.75%, 03/01/2018	3,080,000
1,000,000	Petrobras International
	Finance Company,
	5.75%, 01/20/2020 f	1,070,120

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Other Government Related Securities – 1.4% (cont.)
$301,000	United Mexican States,
	6.75%, 09/27/2034 f	$392,053
2,788,000	Westdeutsche
	Landesbank
	Subordinated Notes,
	4.796%, 07/15/2015 f	2,895,165
		20,616,438
Residential Mortgage Backed Securities – 28.6%
	Bank of America
	Alternative Loan Trust:
296,384	Series 2003-4, Class 2A1,
	5.00%, 06/25/2018	305,949
3,772,223	Series 2003-5, Class 2A1,
	5.00%, 07/25/2018	3,895,774
499,878	Series 2003-11, Class 4A1,
	4.75%, 01/25/2019	507,225
326,616	Series 2004-6, Class 4A1,
	5.00%, 07/25/2019	330,632
7,440,241	Series 2004-7, Class 4A1,
	5.00%, 08/25/2019	7,637,371
339,242	Series 2004-11, Class 4A1,
	5.50%, 12/25/2019	349,912
524,125	Series 2005-2, Class 4A1,
	5.50%, 03/25/2020	515,278
2,391,969	Series 2005-4, Class 3A1,
	5.50%, 05/25/2020	2,277,246
1,641,141	Series 2005-10, Class 5A1,
	5.25%, 11/25/2020	1,566,354
2,681,626	Series 2007-1,
	Class 1A1, 5.792%,
	04/25/2022	2,490,622
1,127,133	Series 2003-11,
	Class 2A1, 6.00%,
	01/25/2034	1,130,223
508,989	Series 2005-2,
	Class 1CB2,
	5.50%, 03/25/2035	453,696
730,152	Series 2005-9,
	Class 1CB3,
	5.50%, 10/25/2035	579,306
418,281	Series 2005-11,
	Class 1CB4,
	5.50%, 12/25/2035	327,456
1,580,949	Series 2006-5, Class CB7,
	6.00%, 06/25/2046 §	1,069,404
2,834,424	Bear Stearns Asset
	Backed Securities Trust,
	Series 2004-AC2, Class
	2A, 5.00%, 05/25/2034	2,833,752
	Chase Mortgage
	Finance Corporation:
689,163	Series 2003-S13, Class
	A11, 5.50%, 11/25/2033	701,290
26,525	Series 2003-S14, Class
	3A6, 5.50%, 01/25/2034	26,802
5,500,068	Series 2006-A1, Class
	2A3, 5.806%, 09/25/2036	4,047,621
764,160	Citigroup Mortgage
	Loan Trust, Inc.,
	Series 2005-9, Class 2A2,
	5.50%, 11/25/2035	718,568
	Countrywide Alternative
	Loan Trust:
814,766	Series 2005-50CB,
	Class 4A1, 5.00%,
	11/25/2020 §	700,320
3,702,242	Series 2006-7CB, Class
	3A1, 5.25%, 05/25/2021 §	3,185,428
806,937	Series 2006-J5, Class 3A1,
	6.045%, 07/25/2021 §	621,843

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Residential Mortgage
Backed Securities – 28.6% (cont.)
$894,334	Series 2006-43CB,
	Class 2A1,
	6.00%, 02/25/2022 §	$793,024
127,664	Series 2002-11,
	Class A4, 6.25%,
	10/25/2032	129,702
10,942,901	Series 2003-20CB, Class
	1A1, 5.50%, 10/25/2033	11,484,826
4,488,807	Series 2005-10CB, Class
	1A6, 5.50%, 05/25/2035	4,314,211
398,493	Series 2005-34CB, Class
	1A6, 5.50%, 09/25/2035	397,390
1,920,005	Series 2006-28CB, Class
	A17, 6.00%, 10/25/2036 §	1,191,599
78,763	Countrywide Home
	Loans, Inc.,
	Series 2003-39, Class A5,
	5.00%, 05/25/2012	78,738
	Deutsche Mortgage
	Securities Inc.:
1,294,102	Series 2006-AR5,
	Class 21A, 6.00%,
	10/25/2021	1,041,002
209,335	Series 2004-4, Class
	1A6, 5.65%, 04/25/2034	207,648
	Federal Gold Loan
	Mortgage Corporation
	(FGLMC):
35,100	6.50%, 07/01/2014	36,871
455,435	6.00%, 06/01/2020	493,917
261,221	5.50%, 11/01/2022	283,556
301,633	5.00%, 06/01/2023	328,979
286,219	5.50%, 07/01/2023	312,749
771,610	6.50%, 06/01/2029	884,124
2,654,444	5.50%, 01/01/2036	2,889,704
1,608,549	6.00%, 12/01/2036	1,772,225
2,544,488	5.50%, 04/01/2037	2,764,438
7,953,396	5.50%, 05/01/2038	8,640,900
8,189,898	5.50%, 08/01/2038	8,897,846
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
77,196	Series 206, Class E,
	0.00%, 07/15/2019 ^	75,794
41,246	Series 141, Class D,
	5.00%, 05/15/2021	44,320
45,162	Series 1074, Class I,
	6.75%, 05/15/2021	49,393
257,928	Series 1081, Class K,
	7.00%, 05/15/2021	289,279
45,025	Series 163, Class F,
	6.00%, 07/15/2021	50,232
85,968	Series 188, Class H,
	7.00%, 09/15/2021	95,800
36,031	Series 1286, Class A,
	6.00%, 05/15/2022	39,090
8,123,355	4.50%, 11/01/2039	8,615,300
9,016,262	4.50%, 08/01/2040	9,559,464
14,875,049	4.50%, 08/01/2040	15,771,225
20,856,732	4.50%, 09/01/2040	22,113,286
	Federal National
	Mortgage Association
	(FNMA):
1,085,459	5.00%, 12/01/2019	1,172,396
9,492,890	5.00%, 11/01/2021	10,253,194
623,988	5.50%, 01/01/2023	684,459
1,064,752	5.50%, 07/01/2023	1,167,937
2,652,048	5.00%, 11/01/2023	2,906,159
1,033,995	6.00%, 03/01/2026	1,140,339
2,416,953	6.00%, 05/01/2026	2,665,531
2,563,774	5.00%, 05/01/2028	2,772,572

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Residential Mortgage
Backed Securities – 28.6% (cont.)
$312,066	6.00%, 03/01/2033	$347,635
333,829	5.00%, 11/01/2033	361,017
7,706,810	5.50%, 04/01/2034	8,454,371
1,424,541	5.50%, 09/01/2034	1,556,361
352,039	6.00%, 11/01/2034	391,216
5,122,766	5.50%, 02/01/2035	5,596,802
25,220,127	5.00%, 10/01/2035 @	27,266,212
13,781,098	5.00%, 11/01/2035	14,899,145
19,446,037	5.00%, 02/01/2036	21,023,675
3,002,128	5.50%, 11/01/2036	3,275,239
11,833,585	5.50%, 04/01/2037 @	12,936,004
595,712	6.00%, 08/01/2037	653,256
8,326,631	5.50%, 06/01/2038	9,073,719
12,574,365	4.00%, 08/01/2040 @	13,221,084
3,809,508	3.50%, 12/01/2040	3,921,297
10,018,285	3.50%, 02/01/2041	10,312,269
29,936,584	4.00%, 02/01/2041	31,476,267
16,720,797	4.00%, 09/01/2041	17,585,998
27,705	Series 2002-56, Class
	MC, 5.50%, 09/25/2017	29,447
266,502	Series 1989-37, Class G,
	8.00%, 07/25/2019	298,853
69,102	Series 1989-94, Class G,
	7.50%, 12/25/2019	77,657
10,733	Series 1990-58, Class J,
	7.00%, 05/25/2020	11,990
102,062	Series 1990-76, Class G,
	7.00%, 07/25/2020	114,007
47,572	Series 1990-105, Class J,
	6.50%, 09/25/2020	51,989
15,043	Series 1990-108, Class G,
	7.00%, 09/25/2020	16,816
34,335	Series 1991-1, Class G,
	7.00%, 01/25/2021	38,488
34,613	Series 1991-86, Class Z,
	6.50%, 07/25/2021	38,037
424,344	Series 1993-58, Class H,
	5.50%, 04/25/2023	462,544
278,776	Series 1998-66, Class C,
	6.00%, 12/25/2028	305,366
1,364,411	Series 2004-W6, Class
	1A4, 5.50%, 07/25/2034	1,406,040
2,807,969	Series 2004-W6, Class
	1A6, 5.50%, 07/25/2034	2,938,620
529,392	Series 2004-W10,
	Class A24,
	5.00%, 08/25/2034	528,161
4,100,000	Series 2004-W10, Class
	A4, 5.75%, 08/25/2034	4,179,227
	First Horizon Alternative
	Mortgage Securities:
563,185	Series 2005-FA7, Class
	2A1, 5.00%, 09/25/2020	534,219
787,018	Series 2006-FA6, Class
	3A1, 5.75%, 11/25/2021	723,317
2,213,867	Series 2006-FA8, Class
	2A1, 5.75%, 02/25/2037	2,033,623
	Government National
	Mortgage Association
	(GNMA):
227,281	6.00%, 11/20/2033	258,077
13,509,885	5.00%, 07/20/2040	14,954,597
36,070,858	4.50%, 01/20/2041	39,417,554
235,508	Impac CMB Trust,
	Series 2004-4, Class 2A2,
	4.905%, 09/25/2034	227,383
976,455	J.P. Morgan Alternative
	Loan Trust, Series
	2006-A1, Class 2A1,
	2.661%, 03/25/2036	507,477

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Residential Mortgage
Backed Securities – 28.6% (cont.)
	J.P. Morgan
	Mortgage Trust:
$602,481	Series 2006-A7,
	Class 2A2, 2.756%,
	01/25/2037 §	$393,046
2,574,066	Series 2006-A7,
	Class 2A4R, 2.756%,
	01/25/2037 §	1,679,014
6,100,000	Series 2007-A2,
	Class 2A3, 3.911%,
	04/25/2037	3,896,540
	Master Alternative
	Loans Trust:
1,480,953	Series 2004-1, Class 1A1,
	5.00%, 01/25/2019	1,513,480
89,920	Series 2004-2, Class 4A1,
	5.00%, 02/25/2019	90,785
1,113,403	Series 2004-4, Class 4A1,
	5.00%, 04/25/2019	1,141,637
591,912	Series 2003-5, Class 6A1,
	6.00%, 08/25/2033	626,476
550,045	RAAC Series, Series
	2004-SP1, Class AI4,
	5.285%, 08/25/2027	552,193
352,693	Residential Accredit
	Loans, Inc., Series
	2004-QS6, Class A1,
	5.00%, 05/25/2019	350,375
154,473	Residential Funding
	Mortgage Security I,
	Series 2003-S11, Class
	A2, 4.00%, 06/25/2018	156,067
724,853	Salomon Brothers
	Mortgage Securities
	VII, Series 2003-UP2,
	Class A2,
	4.00%, 06/25/2033	750,305
1,190,843	Structured Asset
	Securities Corporation,
	Series 2005-7XS,
	Class 1A4B, 5.44%,
	04/25/2035	1,196,893
	Washington Mutual, Inc.
	Pass-Thru Certificates:
1,349,984	Series 2004-CB1, Class
	5A, 5.00%, 06/25/2019	1,385,587
2,436,896	Series 2004-CB2, Class
	7A, 5.50%, 08/25/2019	2,541,359
56,504	Series 2004-CB3, Class
	3A, 5.50%, 10/25/2019	57,812
740,420	Series 2004-CB3, Class
	4A, 6.00%, 10/25/2019	767,099
500,975	Series 2004-CB4,
	Class 21A,
	5.50%, 12/25/2019	512,216
		431,797,231
Taxable Municipal Bonds – 5.1%
5,000,000	Atlanta Independent
	School System,
	5.557%, 03/01/2026	5,455,700
	California Qualified
	School Construction Bonds:
2,500,000	5.041%, 07/01/2020	2,734,100
7,500,000	7.155%, 03/01/2027	8,417,250

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Taxable Municipal Bonds – 5.1% (cont.)
$2,000,000	California School
	Finance Authority,
	5.043%, 01/01/2021
	(Callable 12/31/2015)	$2,079,940
3,500,000	California State,
	5.75%, 03/01/2017	3,924,480
5,975,000	Contra Costa County
	California Pension
	Obligation,
	5.14%, 06/01/2017	6,561,864
1,000,000	Cuyahoga County
	Ohio Industrial
	Development Revenue,
	9.125%, 10/01/2023	844,710
2,580,000	Eaton Ohio
	Community City Schools,
	5.39%, 08/25/2027
	(Callable 06/01/2020)	2,732,839
4,975,000	Elgin Ohio LOC
	School District,
	5.499%, 08/31/2027
	(Callable 12/01/2019)	5,196,338
10,000,000	Illinois State,
	3.636%, 02/01/2014	10,191,300
6,500,000	San Dieguito California
	Public Facilities,
	6.459%, 05/01/2027	7,349,940
5,000,000	State Public School
	Building Authorities
	Revenue,
	5.00%, 09/15/2027	5,232,950
2,650,000	Three Rivers Ohio
	LOC School District,
	5.209%, 09/15/2027
	(Callable 12/01/2020)	2,779,876
7,415,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	6,927,835
2,000,000	West Contra Costa
	Unified School District,
	6.25%, 08/01/2030	2,076,240
4,000,000	Westlake Ohio
	City School District,
	5.227%, 12/01/2026
	(Callable 12/01/2020)	4,267,800
		76,773,162
Utilities – 7.1%
	Allegheny Energy
	Supply Co. Senior
	Unsecured Notes:
5,500,000	8.25%, 04/15/2012
	(Acquired 06/17/2010
	through 09/21/2010;
	Aggregate Cost
	$5,583,746)*	5,599,308
1,900,000	5.75%, 10/15/2019
	(Acquired 09/22/2009
	through 06/30/2010;
	Aggregate Cost
	$1,891,569)*	2,032,050
6,900,000	Ameren Corporation,
	8.875%, 05/15/2014	7,731,905
850,000	Arizona Pubic Service
	Senior Unsecured Notes,
	8.75%, 03/01/2019	1,085,504
1,914,000	Beaver Valley Funding
	Corporation Debentures,
	9.00%, 06/01/2017	2,013,662

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Utilities – 7.1% (cont.)
$5,862,000	Constellation Energy
	Group Inc.,
	4.55%, 06/15/2015	$6,189,276
4,500,000	El Paso Pipeline Partners
	Operating Co LLC,
	7.50%, 11/15/2040	5,237,721
	Enel Finance
	International: f
2,475,000	5.125%, 10/07/2019
	(Acquired 09/30/2009;
	Cost $2,464,110)*	2,211,039
1,900,000	6.80%, 09/15/2037
	(Acquired 09/13/2007;
	Cost $1,894,965)*	1,650,087
1,173,000	Energy Transfer Partners,
	8.50%, 04/15/2014	1,315,148
825,000	Enterprise Products
	Operating LLC,
	6.125%, 02/01/2013	861,063
2,200,000	Exelon Generation
	Company, LLC,
	6.20%, 10/01/2017 @	2,526,379
2,500,000	FPL Group Capital,
	Inc., Series D,
	7.30%, 09/01/2067 @	2,600,000
360,869	GG1C Funding
	Corporation,
	5.129%, 01/15/2014
	(Acquired 06/27/2006;
	Cost $355,436)*	368,389
	Kinder Morgan Energy
	Partners Senior Notes:
1,000,000	9.00%, 02/01/2019	1,261,515
2,250,000	6.95%, 01/15/2038	2,541,350
1,000,000	6.50%, 09/01/2039	1,111,495
900,000	Kinder Morgan Finance,
	5.70%, 01/05/2016 f	920,250
257,767	Kiowa Power
	Partners LLC,
	4.811%, 12/30/2013
	(Acquired 11/19/2004
	through 12/23/2011;
	Aggregate Cost $257,767)*	253,888
2,600,000	Korea Gas Corp.,
	4.25%, 11/02/2020
	(Acquired 10/26/2010;
	Cost $2,587,026)* f	2,567,284
5,500,000	Mega Advance
	Investments Ltd.,
	5.00%, 05/12/2021
	(Acquired 05/09/2011;
	Cost $5,443,790)* f @	5,593,000
1,325,000	National Grid PLC
	Senior Unsecured Notes,
	6.30%, 08/01/2016 f	1,520,476
	National Rural
	Utilities Corporation:
4,647,000	10.375%, 11/01/2018	6,685,890
100,000	8.00%, 03/01/2032	140,804
1,284,000	Nisource Finance Corp.,
	6.15%, 03/01/2013	1,348,450
2,000,000	ONEOK, Inc.,
	5.20%, 06/15/2015 @	2,191,972
3,401,000	ONEOK Partners L.P.,
	6.15%, 10/01/2016	3,905,399
1,000,000	Plains All
	American Pipeline,
	5.625%, 12/15/2013	1,068,463
2,060,000	PPL Energy Supply,
	LLC, Series A,
	5.70%, 10/15/2015	2,235,172

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.1% (cont.)
Utilities – 7.1% (cont.)
	PSE&G Power LLC:
$575,000	5.00%, 04/01/2014 @	$615,731
3,223,000	5.32%, 09/15/2016	3,594,857
4,005,000	5.125%, 04/15/2020 @	4,492,685
1,285,406	RGS (I&M) Funding
	Corporation Debentures,
	9.82%, 12/07/2022	1,558,208
2,000,000	Rockies Express
	Pipeline LLC,
	5.625%, 04/15/2020
	(Acquired 03/17/2010;
	Cost $1,998,220)*	1,904,672
1,400,000	Southern Natural Gas,
	5.90%, 04/01/2017
	(Acquired 03/14/2007;
	Cost $1,397,676)*	1,600,021
3,000,000	Southwestern Public
	Service Co.,
	5.60%, 10/01/2016	3,436,686
7,500,000	Spectra Energy
	Capital LLC,
	5.668%, 08/15/2014	8,208,690
2,000,000	Trans-Canada Pipelines,
	6.50%, 08/15/2018 f	2,447,532
1,100,000	Vectren Utility
	Holdings, Inc.,
	5.25%, 08/01/2013	1,168,382
3,100,000	Williams Partners LP,
	6.30%, 04/15/2040	3,779,815
		107,574,218
U.S. Government Agency Issues – 0.2%
	Federal Home Loan
	Mortgage Corporation
	(FHLMC),
2,475,000	2.00%, 08/25/2016 @	2,573,668

U.S. Treasury Obligations – 13.0%
	U.S. Treasury Bonds:
30,900,000	2.375%, 07/31/2017 @	33,210,269
33,575,000	6.25%, 08/15/2023 @	48,054,219
42,325,000	5.25%, 11/15/2028 @	58,355,594
43,600,000	4.375%, 02/15/2038 @	56,366,603
		195,986,685
	Total Long-Term
	Investments
	(Cost $1,414,416,945)	1,463,228,289

Shares
SHORT-TERM INVESTMENT – 4.2%
Money Market Mutual Funds – 4.2%
35,025,049	Dreyfus Institutional
	Cash Advantage
	Fund, 0.06% «	35,025,049
27,475,860	Short-Term Investments
	Trust – Liquid Assets
	Portfolio, 0.16% «	27,475,860
	Total Short-Term
	Investments
	(Cost $62,500,909)	62,500,909

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 17.8%
Commercial Paper – 0.1%
$3,026,931	Atlantic East
	Funding LLC,
	0.610%,
	03/25/2012 † **	$1,890,343
	Total Commercial Paper
	(Cost $3,026,931)	1,890,343

Shares
Investment Companies – 17.7%
266,909,084	Mount Vernon Securities
	Lending Trust Prime
	Portfolio, 0.23% «	266,909,084
	Total Investment
	Companies
	(Cost $266,909,084)	266,909,084
	Total Investments
	Purchased With Cash
	Proceeds From
	Securities Lending
	(Cost $269,936,015)	268,799,427
	Total Investments
	(Cost $1,746,853,869)
	– 119.1%	1,794,528,625

Asset Relating to Securities
Lending Investments – 0.1%
	Support
	Agreement** ^ a †	1,136,588
	Total (Cost $0)	1,136,588
	Liabilities in Excess of
	Other Assets – (19.2)%	(289,271,673)
	TOTAL NET
	ASSETS – 100.0%	$1,506,393,540

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2011.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Summary of Fair Value Exposure at December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$59,952,857	$—	$59,952,857
Commercial Mortgage Backed Securities	—	116,129,235	—	116,129,235
Corporate Debt Securities	—	559,397,406	1,607	559,399,013
Other Government Related Securities	—	20,616,438	—	20,616,438
Residential Mortgage Backed Securities	—	431,797,231	—	431,797,231
Taxable Municipal Bonds	—	76,773,162	—	76,773,162
U.S. Government Agency Issues	—	2,573,668	—	2,573,668
U.S. Treasury Obligations	—	195,986,685	—	195,986,685
Total Fixed Income	—	1,463,226,682	1,607	1,463,228,289
Short-Term Investments
Money Market Mutual Funds	62,500,909	—	—	62,500,909
Total Short-Term Investments	62,500,909	—	—	62,500,909
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	1,890,343	—	1,890,343
Money Market Mutual Fund	266,909,084	—	—	266,909,084
Total Investments Purchased with
Cash Proceeds from Securities Lending	266,909,084	1,890,343	—	268,799,427
Total Investments	$329,409,993	$1,465,117,025	$1,607	$1,794,528,625
Asset Relating to Securities Lending Investments	$—	$1,136,588	$—	$1,136,588

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  Transfers were made out of Level 2 into Level 3 due to a security being priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2011

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	1,607
Balance as of December 31, 2011	$1,607

*  Transfers between levels are recognized at the end of the reporting period.

Baird Core Plus Bond Fund

December 31, 2011

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Universal Bond Index.  The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns in 2011.  Our long-term commitment to duration neutrality was critically important as well.  The primary factors for the Fund’s outperformance over its benchmark were:

•
The Fund’s overweight position to the corporate credit sector was a positive for relative performance.  Corporate bond spreads (the additional yield that investors demand above Treasury bonds for owning the presumed higher risk corporate debt) widened during the year.  This is typically a negative for the corporate bondholder as the higher (wider) yield indicates a decline in value (price) for the bond.  The Fund’s overweight to shorter credit, particularly BBB-rated industrial and utility issuers, mitigated the impact of widening spreads.

•	An overweight position to commercial mortgage-backed securities (CMBS) through primarily seasoned, super-senior CMBS, was a positive for the year.

•
Our underweight to U.S. Treasuries was an overall detractor to the Fund’s performance (Treasuries outperformed other high quality “spread sectors” of the bond market in 2011).  However, our underweight to short maturity Treasuries and an emphasis on longer Treasury maturities minimized the impact.

•	Our overweight to corporate issues in the financial sector also detracted from relative performance but a focus on intermediate maturities lessened the effect.

Again, the Fund maintained its duration-neutral positioning relative to its benchmark index and held a very broadly diversified portfolio at year end.

We are pleased with the Fund’s performance in 2011 and are confident in the individual issues and the overall structure of the Fund.  The Fund’s yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2012.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$1,100,769,443	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	3.67%	Investor Class:	0.55	%***
Investor Class:	3.37%	Portfolio Turnover Rate:	34.6%
Average Effective Duration:	4.92 years	Total Number of Holdings:	527
Average Effective Maturity:	7.07 years

*	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2011.
***	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Core Plus Bond Fund

Total Returns

		Average Annual
For the Periods Ended December 31, 2011	One Year	Five Years	Ten Years	Since Inception(1)
Institutional Class Shares	7.89%	7.30%	6.74%	7.13%
Investor Class Shares	7.57%	7.03%	6.46%	6.86%
Barclays Capital
U.S. Universal Bond Index(2)	7.40%	6.39%	6.01%	6.40%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2011.
(2)
The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1%
Asset Backed Securities – 1.8%
$31,305	Amresco Residential
	Securities Mortgage
	Loan Trust,
	Series 1998-2, Class A6,
	6.45%, 12/25/2027	$30,617
	Bayview Financial
	Acquisition Trust:
700,000	Series 2007-A,
	6.205%, 05/28/2037	679,004
150,000	Series 2007-B, Class 1A2,
	6.831%, 08/28/2047	60,761
840,000	Chase Issuance Trust,
	Series 2004-8A, Class A8,
	0.398%, 09/15/2015	840,171
	Countrywide Asset-
	Backed Certificates:
4,166	Series 2006-S2, Class A2,
	5.627%, 07/25/2027 §	4,152
193,805	Series 2004-12, Class AF6,
	4.634%, 03/25/2035	189,533
1,218,767	Series 2004-15, Class AF6,
	4.613%, 04/25/2035	1,145,538
3,312,000	Series 2005-7, Class AF6,
	4.693%, 08/25/2035	2,868,285
2,014,923	Series 2005-11, Class AF3,
	4.778%, 02/25/2036	1,512,296
502,370	Series 2005-10, Class AF6,
	4.915%, 02/25/2036	434,071
1,859,626	Series 2005-13, Class AF3,
	5.43%, 04/25/2036	1,435,361
250,008	Series 2006-S9, Class A3,
	5.728%, 08/25/2036	186,242
155,752	Series 2007-S1,
	Class A6, 5.693%,
	11/25/2036	123,176
438,460	Series 2006-13, Class
	1AF2, 5.884%,
	01/25/2037 §	411,119
237,525	Series 2006-13, Class
	1AF3, 5.944%,
	01/25/2037 §	142,652
190,124	Series 2007-S2, Class A2,
	5.649%, 05/25/2037	164,037
300,000	Series 2007-4, Class A3,
	5.714%, 09/25/2037	118,078
1,300,000	Series 2006-10, Class
	1AF3, 5.812%,
	09/25/2046	673,343
616,000	Series 2006-9, Class
	1AF3, 5.859%,
	10/25/2046	315,469
1,603,643	Credit Based Asset
	Servicing and
	Securitization LLC,
	Series 2005-CB8,
	Class AF2, 5.303%,
	12/25/2035	1,449,344
3,665	GE Capital Mortgage
	Services, Inc., Series
	1999-HE1, Class A7,
	6.265%, 04/25/2029	3,576
	Green Tree Financial
	Corporation:
32,367	Series 1993-4, Class A5,
	7.05%, 01/15/2019	32,622
12,399	Series 1997-1, Class A5,
	6.86%, 03/15/2028	13,044
43,420	Series 1997-4, Class A5,
	6.88%, 02/15/2029	45,481
613,053	Series 1997-5, Class A6,
	6.82%, 05/15/2029	643,413

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Asset Backed Securities – 1.8% (cont.)
$628,767	Series 1998-3, Class A5,
	6.22%, 03/01/2030	$681,663
267,682	Series 1998-4, Class A5,
	6.18%, 04/01/2030	273,619
2,172,416	Home Equity Asset Trust,
	Series 2006-4, Class 2A3,
	0.464%, 08/25/2036	1,829,118
38,673	Oakwood Mortgage
	Investors, Inc.,
	Series 1999-B, Class A3,
	6.45%, 11/15/2017	33,201
	Renaissance Home
	Equity Loan Trust:
233,591	Series 2005-1, Class AF6,
	4.97%, 05/25/2035	208,265
819,000	Series 2006-2, Class AF3,
	5.797%, 08/25/2036	334,907
712,467	Series 2006-3,
	Class AF2, 5.58%,
	11/25/2036	401,271
500,000	Series 2007-1,
	Class AF2, 5.512%,
	04/25/2037	171,617
300,000	Series 2007-1, Class AF3,
	5.612%, 04/25/2037	104,309
1,500,000	Series 2007-2, Class AF2,
	5.675%, 06/25/2037	616,515
136,224	Residential Asset
	Mortgage Products, Inc.,
	Series 2003-RS10, Class
	AI7, 4.85%, 11/25/2033	134,321
	Residential Asset
	Securities Corporation:
165,325	Series 2003-KS5, Class
	AI6, 3.62%, 07/25/2033	142,842
124,566	Series 2003-KS9,
	Class AI6, 4.71%,
	11/25/2033	110,188
1,407,894	Series 2006-EMX8,
	0.414%, 10/25/2036	1,305,198
		19,868,419
Commercial Mortgage Backed Securities – 7.4%
8,160,000	Bear Stearns Commercial
	Mortgage Securities,
	Series 2005-PWR9,
	Class A4A, 4.871%,
	09/11/2042	8,850,205
8,510,000	Citigroup Deutsche
	Bank, Series 2005-CD1,
	Class A4, 5.399%,
	07/15/2044	9,405,116
4,712,000	Commercial Mortgage
	Pass-Through Certificates,
	Series 2005-C6, Class
	A5A, 5.116%, 06/10/2044	5,166,100
	GE Capital Commercial
	Mortgage Corporation:
1,610,000	Series 2003-C2, Class A4,
	5.145%, 07/10/2037	1,674,787
1,600,000	Series 2004-C3, Class A4,
	5.189%, 07/10/2039	1,711,688
6,295,000	Series 2005-C4, Class A4,
	5.486%, 11/10/2045	6,952,267
	GMAC Commercial
	Mortgage Securities, Inc.:
1,750,000	Series 2003-C1, Class A2,
	4.079%, 05/10/2036	1,787,809
6,727,000	Series 2004-C2, Class A4,
	5.301%, 08/10/2038	7,162,512

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Commercial Mortgage
Backed Securities – 7.4% (cont.)
	J.P. Morgan Chase
	Commercial Mortgage
	Securities Corp.:
$5,970,000	Series 2005-CB12,
	Class A4, 4.895%,
	09/12/2037	$6,512,196
11,570,000	Series 2011-C5,
	Class A3, 4.171%,
	08/15/2046	12,389,260
11,275,000	Morgan Stanley Capital I,
	Series 2005-HQ7,
	Class A4, 5.202%,
	11/14/2042	12,396,761
	Wachovia Bank
	Commercial
	Mortgage Trust:
1,504,900	Series 2003-C3, Class A2,
	4.867%, 02/15/2035	1,541,953
5,000,000	Series 2005-C22,
	Class A4, 5.444%,
	12/15/2044	5,501,895
		81,052,549
Financial – 19.5%
1,045,000	Abbey National Treasury
	Services PLC,
	3.875%, 11/10/2014
	(Acquired 02/25/2010
	through 12/29/2011;
	Cost $1,024,493)*	980,740
2,000,000	AIG SunAmerica
	Global Financing X,
	6.90%, 03/15/2032
	(Acquired 11/10/2011;
	Cost $2,138,315)*	2,118,310
175,000	Allstate Corporation,
	5.35%, 06/01/2033	180,327
1,065,000	Ally Financial Inc.,
	8.30%, 02/12/2015	1,123,575
	American Express
	Credit Corporation:
935,000	Series C, 7.30%,
	08/20/2013	1,014,717
1,040,000	2.75%, 09/15/2015	1,045,516
	American General
	Finance Corporation:
275,000	5.85%, 06/01/2013	242,000
1,000,000	6.90%, 12/15/2017	720,000
225,000	AmSouth Bancorp,
	6.75%, 11/01/2025	182,410
2,500,000	AON Corporation,
	3.50%, 09/30/2015	2,565,398
975,000	Arden Realty LP,
	5.25%, 03/01/2015	1,035,511
2,464,000	ASIF Global
	Financing XIX,
	4.90%, 01/17/2013
	(Acquired 09/28/2011
	through 12/06/2011;
	Cost $2,519,536)*	2,484,579
2,250,000	Australia and New
	Zealand Banking
	Group Limited,
	3.25%, 03/01/2016
	(Acquired 02/22/2011
	through 09/14/2011;
	Cost $2,242,352)* f @	2,272,833
200,000	BankAmerica
	Capital II, Series 2,
	8.00%, 12/15/2026	180,000

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Financial – 19.5% (cont.)
$1,400,000	BankAmerica
	Institutional, 8.07%,
	12/31/2026 (Acquired
	07/22/2010 through
	08/16/2011; Cost
	$1,360,717)*	$1,260,000
575,000	Bank of America
	Corporation
	Subordinated Notes,
	10.20%, 07/15/2015	615,977
2,060,000	Banponce Trust I,
	Series A,
	8.327%, 02/01/2027	1,400,800
3,850,000	Barclays Bank PLC,
	6.75%, 05/22/2019 f @	4,268,199
600,000	The Bear Stearns
	Companies LLC,
	5.30%, 10/30/2015	645,233
	Capital One
	Financial Corporation:
2,500,000	7.375%, 05/23/2014	2,746,780
125,000	6.15%, 09/01/2016	130,067
1,000,000	The Chubb Corp.,
	6.375%, 03/29/2067	987,500
	CIT Group, Inc.:
88	7.00%, 05/01/2015	88
43,000	7.00%, 05/04/2015
	(Acquired 11/27/2007
	through 08/02/2010;
	Cost $43,000)* @	43,054
814	7.00%, 05/01/2016	814
571,000	7.00%, 05/02/2016
	(Acquired 11/27/2007
	through 08/02/2010;
	Cost $571,000)* @	570,286
540	7.00%, 05/01/2017	540
4,100,000	7.00%, 05/02/2017
	(Acquired 11/27/2007
	through 12/20/2011;
	Cost $4,098,750)* @	4,094,875
700,000	Citigroup Capital XXI,
	8.30%, 12/21/2057	699,125
5,250,000	Citigroup, Inc.,
	6.01%, 01/15/2015	5,484,701
	CNA Financial
	Corporation:
1,000,000	6.50%, 08/15/2016	1,081,654
3,500,000	5.875%, 08/15/2020	3,595,372
	Comerica Bank:
1,675,000	5.75%, 11/21/2016	1,835,738
525,000	5.20%, 08/22/2017	567,796
1,100,000	Countrywide Financial
	Corporation,
	6.25%, 05/15/2016 @	1,036,347
4,166,000	Credit Suisse New York,
	5.30%, 08/13/2019 f @	4,296,437
2,700,000	Dresdner Bank-
	New York Subordinated
	Debentures,
	7.25%, 09/15/2015 f @	2,264,533
500,000	First Empire
	Capital Trust I,
	8.234%, 02/01/2027	501,807
2,300,000	First Empire
	Capital Trust II,
	8.277%, 06/01/2027	2,387,892
2,250,000	First Horizon
	National Corporation,
	5.375%, 12/15/2015	2,277,569

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Financial – 19.5% (cont.)
$350,148	First National
	Bank of Chicago
	Pass-Thru Certificates,
	Series 1993-A,
	8.08%, 01/05/2018	$396,123
1,148,000	FMR LLC,
	4.75%, 03/01/2013
	(Acquired 11/28/2011
	through 12/15/2011;
	Cost $1,181,149)*	1,177,128
	General Electric
	Capital Corporation:
1,150,000	5.625%, 09/15/2017	1,272,791
1,875,000	5.50%, 01/08/2020	2,063,048
3,000,000	4.65%, 10/17/2021 @	3,131,001
1,000,000	Genworth Financial, Inc.,
	7.625%, 09/24/2021 @	934,999
2,300,000	Genworth Life
	Institutional
	Funding Trust,
	5.875%, 05/03/2013
	(Acquired 08/24/2011;
	Cost $2,270,130)*	2,337,529
	GMAC Inc.:
1,000,000	6.00%, 05/23/2012 @	1,002,500
1,305,000	7.50%, 12/31/2013	1,340,887
984,000	8.00%, 12/31/2018	966,780
250,000	GMAC LLC,
	6.75%, 12/01/2014	252,182
125,000	Goldman Sachs Capital I,
	6.345%, 02/15/2034	105,801
	The Goldman
	Sachs Group, Inc.:
100,000	5.15%, 01/15/2014	101,903
3,500,000	5.95%, 01/18/2018	3,584,774
1,000,000	5.25%, 07/27/2021	975,540
300,000	6.75%, 10/01/2037	279,154
1,805,000	Goldman Sachs
	Group LP,
	8.00%, 03/01/2013
	(Acquired 05/19/2006
	through 10/28/2010;
	Cost $1,887,224)*	1,885,759
	Hartford Financial
	Services Group Inc.:
1,000,000	7.30%, 11/01/2015	1,074,831
2,913,000	5.375%, 03/15/2017	2,930,711
800,000	8.125%, 06/15/2038 @	792,000
3,000,000	HSBC Bank USA NA,
	4.625%, 04/01/2014	3,065,373
1,000,000	HSBC Holdings PLC,
	5.25%, 12/12/2012 f	1,019,510
800,000	Humana Inc.,
	7.20%, 06/15/2018	933,171
	ING Bank N.V.: f
1,600,000	4.00%, 03/15/2016
	(Acquired 03/08/2011
	through 09/20/2011;
	Cost $1,601,347)*	1,545,989
2,500,000	5.00%, 06/09/2021
	(Acquired 10/12/2011;
	Cost $2,468,800)*	2,422,630
	Invesco Ltd.: f
380,000	5.375%, 02/27/2013	394,945
1,535,000	5.375%, 12/15/2014	1,645,505
4,400,000	Irish Life & Permanent
	Group Holdings PLC,
	3.60%, 01/14/2013
	(Acquired 12/01/2010
	through 10/14/2011;
	Cost $4,095,215)* f	3,848,134
400,000	Istar Financial, Inc.,
	5.85%, 03/15/2017	317,000

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Financial – 19.5% (cont.)
$875,000	Jefferies Group Inc.,
	6.45%, 06/08/2027	$728,438
1,000,000	Jefferson-Pilot Corp.,
	4.75%, 01/30/2014	1,034,457
1,500,000	John Hancock Mutual
	Life Insurance Company,
	7.375%, 02/15/2024
	(Acquired 08/26/2010;
	Cost $1,689,672)*	1,794,450
	J.P. Morgan
	Chase & Co.:
3,100,000	4.25%, 10/15/2020	3,121,771
2,400,000	4.35%, 08/15/2021 @	2,423,777
	Key Bank NA:
2,000,000	5.80%, 07/01/2014	2,135,364
600,000	7.413%, 05/06/2015	652,002
820,000	4.95%, 09/15/2015	862,661
1,279,000	5.45%, 03/03/2016	1,376,447
2,900,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 03/10/2010
	through 09/23/2011;
	Cost $3,134,136)* f	3,203,169
	Liberty Mutual
	Group, Inc.:
775,000	5.75%, 03/15/2014
	(Acquired 12/21/2010
	through 06/10/2011;
	Cost $801,130)*	808,168
225,000	6.50%, 03/15/2035
	(Acquired 09/29/2008
	through 11/23/2010;
	Cost $182,763)*	219,349
900,000	10.75%, 06/15/2058
	(Acquired 05/21/2008
	through 05/06/2009;
	Cost $750,457)*	1,129,500
375,000	Liberty Mutual
	Insurance Company,
	7.697%, 10/15/2097
	(Acquired 03/26/2003;
	Cost $240,079)*	354,420
825,000	Lincoln National
	Corporation,
	6.05%, 04/20/2067 @	686,813
4,650,000	Lloyds TSB Bank PLC,
	5.80%, 01/13/2020
	(Acquired 01/05/2010
	through 10/27/2011;
	Cost $4,772,319)* f	4,414,608
2,189,000	M&I Marshall
	& Ilsley Bank,
	4.85%, 06/16/2015	2,310,601
	Manufacturer &
	Traders Trust Co.:
500,000	6.625%, 12/04/2017	575,968
265,000	5.585%, 12/28/2020	258,316
	Manulife
	Financial Corp.: f
2,285,000	3.40%, 09/17/2015	2,297,744
425,000	4.90%, 09/17/2020	433,328
	Marsh & McLennan
	Companies, Inc.:
2,400,000	4.85%, 02/15/2013	2,476,246
1,000,000	4.80%, 07/15/2021 @	1,094,567
700,000	MBIA Insurance Corp.,
	14.00%, 01/15/2033
	(Acquired 01/11/2008;
	Cost $700,000)*	392,000

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Financial – 19.5% (cont.)
$150,000	MBNA Capital,
	Series A, 8.278%,
	12/01/2026	$139,125
	Merrill Lynch &
	Company:
100,000	5.00%, 02/03/2014	99,486
800,000	6.875%, 04/25/2018	788,751
725,000	7.75%, 05/14/2038	688,838
	Metlife Inc.:
300,000	Series A, 6.817%,
	08/15/2018	356,861
215,000	7.717%, 02/15/2019	269,598
1,915,000	Metropolitan Life
	Global Funding I,
	3.125%, 01/11/2016
	(Acquired 09/27/2011
	through 10/11/2011;
	Cost $1,918,134)*	1,965,077
	Morgan Stanley:
2,505,000	4.75%, 04/01/2014	2,467,643
650,000	6.00%, 04/28/2015	651,131
300,000	5.375%, 10/15/2015	293,139
1,125,000	6.625%, 04/01/2018	1,110,873
3,000,000	National Australia Bank
	Ltd., 3.00%, 07/27/2016
	(Acquired 07/20/2011;
	Cost $2,991,720)* f	2,988,804
2,000,000	National City
	Bank of Cleveland
	Subordinated Notes,
	5.80%, 06/07/2017	2,201,776
800,000	Nationwide Financial
	Services Inc.,
	5.90%, 07/01/2012	809,229
100,000	Nationwide Mutual
	Insurance Company,
	7.875%, 04/01/2033
	(Acquired 10/13/2009;
	Cost $90,266)*	102,709
3,709,000	Navigators Group Inc.
	Senior Unsecured Notes,
	7.00%, 05/01/2016	3,826,983
175,000	NB Capital Trust IV,
	8.25%, 04/15/2027	161,000
325,000	Nomura Holdings Inc.,
	6.70%, 03/04/2020 f	342,204
775,000	PHH Corporation,
	7.125%, 03/01/2013	745,938
1,550,000	Principal Life Income
	Funding Trust,
	5.10%, 04/15/2014	1,637,274
1,450,000	Protective Life
	Secured Trust,
	4.30%, 06/01/2013	1,490,934
	Prudential Financial Inc.:
2,297,000	6.20%, 01/15/2015	2,510,058
2,000,000	6.00%, 12/01/2017	2,224,330
1,203,000	Prudential Holdings LLC,
	8.695%, 12/18/2023
	(Acquired 11/29/2011;
	Cost $1,450,441)*	1,511,389
1,400,000	Regions Financing
	Trust II,
	6.625%, 05/15/2047	1,148,000
	Royal Bank of Scotland
	Group PLC: f
705,000	5.00%, 11/12/2013	630,318
350,000	4.875%, 08/25/2014
	(Acquired 08/24/2011;
	Cost $351,180)*	342,468

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Financial – 19.5% (cont.)
$1,528,000	5.05%, 01/08/2015	$1,246,000
3,300,000	4.875%, 03/16/2015	3,155,400
300,000	Santander Financial
	Issuances,
	7.25%, 11/01/2015 f	304,208
2,500,000	Santander U.S. Debt
	S.A. Unipersonal,
	2.991%, 10/07/2013
	(Acquired 08/25/2011;
	Cost $2,400,102)* f	2,390,033
2,378,000	Schwab Capital Trust I,
	7.50%, 11/15/2037	2,378,785
	SLM Corporation:
425,000	5.125%, 08/27/2012	427,168
1,300,000	5.375%, 05/15/2014	1,300,911
50,000	5.625%, 08/01/2033	37,296
5,500,000	Societe Generale SA,
	5.20%, 04/15/2021
	(Acquired 09/20/2011
	through 12/09/2011;
	Cost $4,739,327)* f @	4,673,224
2,143,000	Sovereign Bancorp Inc.,
	8.75%, 05/30/2018	2,389,421
1,500,000	Sumitomo Mitsui
	Banking Corporation,
	3.15%, 07/22/2015
	(Acquired 09/23/2011;
	Cost $1,558,090)* f	1,565,220
	SunTrust Banks Inc.:
1,450,000	5.25%, 11/05/2012	1,486,017
4,250,000	3.50%, 01/20/2017	4,271,913
1,000,000	Susa Partnership LP,
	8.20%, 06/01/2017	1,200,346
3,590,000	Symetra Financial
	Corporation,
	6.125%, 04/01/2016
	(Acquired 10/12/2010
	through 11/07/2011;
	Cost $3,816,620)*	3,627,828
1,000,000	TD Ameritrade
	Holding Corporation,
	5.60%, 12/01/2019	1,081,248
500,000	Travelers Companies, Inc.,
	5.35%, 11/01/2040 @	577,673
3,300,000	UBS AG,
	5.75%, 04/25/2018 f	3,419,047
1,070,000	UFJ Finance Aruba A.E.C.,
	6.75%, 07/15/2013 f	1,143,356
1,000,000	UnitedHealth Group, Inc.,
	6.00%, 02/15/2018 @	1,188,961
1,000,000	Unitrin, Inc.
	Senior Unsecured Notes,
	6.00%, 05/15/2017	1,061,522
5,322,000	Wachovia Bank NA,
	6.00%, 11/15/2017	5,876,675
2,000,000	WEA Finance LLC,
	7.50%, 06/02/2014
	(Acquired 12/28/2011;
	Cost $2,197,980)*	2,192,484
	Wellpoint, Inc.:
100,000	5.25%, 01/15/2016	111,956
75,000	5.95%, 12/15/2034	88,616
150,000	Westpac Banking
	Corporation,
	4.875%, 11/19/2019 f	159,588
600,000	Willis North
	America Inc.,
	5.625%, 07/15/2015	637,115
		215,016,909

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Industrial – 15.9%
$700,000	Acuity Brands
	Lighting Inc.,
	6.00%, 12/15/2019	$788,250
265,000	Allied Waste North
	America, Inc.,
	6.875%, 06/01/2017	280,238
	Anadarko Petroleum
	Corporation:
2,225,000	5.95%, 09/15/2016 @	2,522,149
1,700,000	8.70%, 03/15/2019	2,170,390
2,500,000	Anglo American
	Capital PLC,
	9.375%, 04/08/2019
	(Acquired 09/20/2011;
	Cost $3,249,899)* f	3,181,055
4,000,000	Aristotle Holding Inc.,
	3.50%, 11/15/2016
	(Acquired 11/14/2011;
	Cost $3,998,920)*	4,073,820
	AT&T Inc.:
100,000	5.625%, 06/15/2016 @	114,717
2,000,000	4.45%, 05/15/2021 @	2,196,928
1,000,000	5.55%, 08/15/2041 @	1,177,417
286,211	Atlas Air, Inc.
	Pass-Thru Certificates,
	Series 2000-1, 8.707%,
	07/02/2021	286,211
1,000,000	Bemis Company, Inc.,
	4.50%, 10/15/2021	1,059,361
1,500,000	BP Capital Markets PLC,
	4.75%, 03/10/2019 f	1,666,083
50,000	British
	Telecommunications PLC,
	5.95%, 01/15/2018 f	55,254
1,500,000	Browning-Ferris
	Industries Inc.,
	9.25%, 05/01/2021	2,081,745
	Bunge Limited
	Finance Corporation:
625,000	5.35%, 04/15/2014	655,533
2,527,000	5.10%, 07/15/2015	2,644,928
1,105,000	8.50%, 06/15/2019	1,345,050
1,950,000	Bunge NA Finance LP,
	5.90%, 04/01/2017	2,129,470
2,000,000	CenturyLink Inc.,
	5.15%, 06/15/2017	1,982,364
1,500,000	Chevron Phillips
	Chemical Company LLC,
	7.00%, 06/15/2014
	(Acquired 11/05/2010
	through 05/25/2011;
	Cost $1,664,830)* @	1,673,952
50,000	Clear Channel
	Communications,
	5.50%, 12/15/2016	23,125
1,000,000	CNPC HK
	Overseas Capital Ltd,
	5.95%, 04/28/2041
	(Acquired 04/20/2011;
	Cost $978,120)* f @	1,109,370
825,000	Comcast Cable Holdings,
	7.875%, 08/01/2013	907,898
350,000	Comcast Corporation,
	6.50%, 01/15/2017	411,662
875,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	912,462
	Computer Sciences
	Corporation:
2,100,000	5.00%, 02/15/2013 @	2,089,500
3,100,000	5.50%, 03/15/2013 @	3,084,500

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Industrial – 15.9%
$49,796	Continental Airlines, Inc.
	Pass-Thru Certificates,
	Series 1997-4, Class A,
	6.90%, 01/02/2018	$51,848
800,000	COX
	Communications Inc.,
	5.45%, 12/15/2014	888,022
	CSX Corporation:
750,000	6.25%, 04/01/2015	856,958
175,000	6.22%, 04/30/2040	214,373
2,000,000	Daimler Finance
	North America LLC,
	1.537%, 09/13/2013
	(Acquired 09/07/2011;
	Cost $2,000,000)*	1,974,300
	Deutsche Telekom
	International Finance BV: f
2,450,000	3.125%, 04/11/2016
	(Acquired 11/09/2011;
	Cost $2,489,270)*	2,468,189
425,000	8.75%, 06/15/2030 f	592,837
1,752,000	DIRECTV
	Holdings/Financing,
	7.625%, 05/15/2016	1,859,310
	Donnelley (R.R.)
	& Sons Co.:
1,250,000	8.60%, 08/15/2016	1,251,562
1,200,000	6.125%, 01/15/2017 @	1,116,000
750,000	The Dow Chemical Co.,
	4.125%, 11/15/2021 @	769,290
500,000	Encana Corporation,
	6.50%, 05/15/2019 f @	597,573
287,391	Federal Express
	Corporation 1995
	Pass-Thru Certificates,
	Series B2, 7.11%,
	01/02/2014	303,198
500,000	First Data Corporation,
	9.875%, 09/24/2015 @	470,000
2,325,000	Fiserv, Inc.,
	3.125%, 06/15/2016	2,367,299
2,000,000	Ford Motor
	Credit Co. LLC,
	3.875%, 01/15/2015 @	1,992,536
1,050,000	France Telecom SA,
	2.75%, 09/14/2016 f	1,052,830
4,300,000	Freeport-McMoRan
	Copper & Gold Inc.,
	8.375%, 04/01/2017	4,568,750
	Georgia-Pacific LLC:
1,000,000	8.25%, 05/01/2016
	(Acquired 10/13/2011;
	Cost $1,096,736)*	1,110,960
1,000,000	5.40%, 11/01/2020
	(Acquired 10/27/2010;
	Cost $994,130)* @	1,107,648
4,510,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 03/31/2004
	through 12/15/2011;
	Cost $4,636,826)*	4,658,465
975,000	GTE Corporation,
	8.75%, 11/01/2021	1,365,309
2,200,000	Hanson Australia Funding,
	5.25%, 03/15/2013 f	2,211,000
2,375,000	Hanson PLC Notes,
	6.125%, 08/15/2016 f @	2,410,625

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Industrial – 15.9% (cont.)
$2,100,000	Health Management
	Association,
	6.125%, 04/15/2016	$2,173,500
4,000,000	Hewlett-Packard Co.,
	4.65%, 12/09/2021 @	4,220,320
425,000	Highmark Inc. Notes,
	6.80%, 08/15/2013
	(Acquired 10/28/2010
	through 11/24/2010;
	Cost $454,455)*	453,708
92,000	Historic Time Warner Inc.,
	6.875%, 06/15/2018	109,645
3,563,000	Hutchison Whampoa
	International Ltd.,
	4.625%, 09/11/2015
	(Acquired 08/19/2010
	through 12/28/2011;
	Cost $3,739,734)* f	3,771,400
1,114,000	International
	Paper Company,
	7.40%, 06/15/2014	1,236,651
	Johnson Controls Inc.:
100,000	5.50%, 01/15/2016 @	111,890
1,150,000	5.25%, 12/01/2041	1,219,003
5,000,000	Kinross Gold Corp.,
	6.875%, 09/01/2041
	(Acquired 08/15/2011;
	Cost $4,959,050)* f	5,102,280
	Lafarge SA: f
1,375,000	6.50%, 07/15/2016	1,402,512
875,000	7.125%, 07/15/2036	772,566
	Martin Marietta
	Materials, Inc.:
475,000	6.60%, 04/15/2018	500,502
450,000	6.25%, 05/01/2037	404,598
	Masco Corporation:
2,150,000	6.125%, 10/03/2016	2,206,336
1,000,000	7.125%, 03/15/2020 @	1,009,224
250,000	Nabors Industries, Inc.,
	6.15%, 02/15/2018	279,272
2,655,000	National Oilwell
	Varco Inc., Series B,
	6.125%, 08/15/2015	2,718,011
350,000	New Cingular Wireless
	Services, Inc.,
	8.75%, 03/01/2031	514,255
300,000	Nextel Communications
	Senior Notes, Series E,
	6.875%, 10/31/2013	298,500
50,000	Pactiv Corporation,
	7.95%, 12/15/2025 @	33,750
200,000	PCCW-HKT
	Capital II Ltd.,
	6.00%, 07/15/2013
	(Acquired 07/10/2003;
	Cost $199,066)* f	209,826
775,000	PCCW-HKT
	Capital III Ltd.,
	5.25%, 07/20/2015
	(Acquired 09/29/2008
	through 12/20/2010;
	Cost $787,124)* f	813,549
75,000	Pearson Dollar
	Finance PLC,
	5.70%, 06/01/2014
	(Acquired 09/29/2008;
	Cost $74,131)* f	81,860
3,000,000	Petrohawk Energy
	Corporation,
	7.875%, 06/01/2015	3,195,000

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Industrial – 15.9% (cont.)
	Plum Creek
	Timberlands, L.P.:
$1,200,000	5.875%, 11/15/2015	$1,331,969
1,200,000	4.70%, 03/15/2021	1,206,782
	POSCO: f
1,725,000	8.75%, 03/26/2014
	(Acquired 09/23/2011;
	Cost $1,924,623)*	1,937,927
2,175,000	4.25%, 10/28/2020
	(Acquired 10/21/2010;
	Cost $2,165,365)*	2,106,207
2,000,000	Reliance Holdings
	USA Inc.,
	4.50%, 10/19/2020
	(Acquired 10/14/2010
	through 10/18/2010;
	Cost $1,988,700)* @	1,817,206
1,077,000	Rio Tinto Alcan, Inc.,
	5.20%, 01/15/2014 f	1,150,532
1,125,000	Rio Tinto Financial
	USA Ltd., 6.50%,
	07/15/2018 f @	1,355,970
2,250,000	Sealed Air Corp.,
	8.375%, 09/15/2021
	(Acquired 09/16/2011
	through 09/19/2011;
	Cost $2,291,717)* @	2,486,250
610,000	SK Telecom,
	6.625%, 07/20/2027
	(Acquired 07/13/2007
	through 04/08/2009;
	Cost $544,614)* f	722,510
1,000,000	Sonoco Products Co.,
	4.375%, 11/01/2021	1,035,773
	Sprint Capital
	Corporation:
675,000	6.90%, 05/01/2019 @	555,187
300,000	8.75%, 03/15/2032	242,625
200,000	Sprint Nextel Corporation,
	6.00%, 12/01/2016	166,000
1,031,000	SunGard Data
	Systems Inc.,
	4.875%, 01/15/2014	1,032,289
701,000	Sunoco, Inc.
	Senior Unsecured Notes,
	5.75%, 01/15/2017	704,382
1,000,000	Sunoco Logistics
	Partners Operations LP,
	6.10%, 02/15/2042 @	1,070,141
2,635,000	TCI Communications, Inc.,
	8.75%, 08/01/2015	3,201,038
836,000	Teck Resources Limited,
	10.25%, 05/15/2016 f	961,400
	Telecom Italia
	Capital SA: f
340,000	4.95%, 09/30/2014	315,589
4,100,000	5.25%, 10/01/2015 @	3,761,053
1,775,000	7.20%, 07/18/2036	1,466,058
	Telefonica Emisiones,
	S.A.U.: f
2,850,000	6.421%, 06/20/2016	2,982,508
1,942,000	6.221%, 07/03/2017	1,990,278
1,000,000	5.462%, 02/16/2021	954,266
100,000	7.045%, 06/20/2036	97,507
	Time Warner, Inc.:
175,000	8.875%, 10/01/2012	184,421
2,300,000	7.25%, 10/15/2017	2,755,922
725,000	7.625%, 04/15/2031	935,889
95,000	7.70%, 05/01/2032	123,945

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Industrial – 15.9% (cont.)
	Transocean, Inc.: f
$2,000,000	6.375%, 12/15/2021	$2,125,766
675,000	6.80%, 03/15/2038	680,358
500,000	Tyco Electronics
	Group S.A.,
	7.125%, 10/01/2037 f	664,913
	United AirLines, Inc.
	Pass-Thru Certificates:
124,608	Series 1991-A, Class A-2,
	10.02%, 03/22/2014	47,351
155,852	Series 2000-2, Class C,
	7.762%, 04/29/2049 § † **	4,675
590,114	U.S. Airways
	Pass-Thru Trust,
	Series 1998-1, Class B,
	7.35%, 07/30/2019	534,053
322,000	USX Corporation,
	9.125%, 01/15/2013	343,864
	Vale Overseas Limited: f
3,850,000	6.25%, 01/23/2017	4,338,631
100,000	8.25%, 01/17/2034 @	128,413
250,000	6.875%, 11/21/2036	284,638
150,000	Viacom Inc.,
	6.25%, 04/30/2016	174,118
	Vodafone Group PLC: f
125,000	5.75%, 03/15/2016	144,115
175,000	5.625%, 02/27/2017 @	203,198
500,000	6.15%, 02/27/2037	622,201
	Vulcan Materials Co.:
200,000	6.40%, 11/30/2017	203,000
1,000,000	7.00%, 06/15/2018	1,030,000
500,000	7.15%, 11/30/2037	450,000
1,250,000	Weatherford
	International Ltd.,
	6.75%, 09/15/2040 f	1,417,975
505,000	Westvaco Corporation,
	9.75%, 06/15/2020	637,751
1,000,000	Weyerhaeuser Company,
	7.25%, 07/01/2013	1,058,818
	Williams
	Companies Inc.:
1,034,000	7.875%, 09/01/2021	1,272,571
37,000	7.50%, 01/15/2031	45,095
46,000	7.75%, 06/15/2031	57,221
	Woodside Finance Ltd.: f
400,000	5.00%, 11/15/2013
	(Acquired 11/26/2010;
	Cost $418,998)*	419,351
1,000,000	8.125%, 03/01/2014
	(Acquired 02/24/2009;
	Cost $999,690)*	1,118,274
4,000,000	WPX Energy Inc.,
	6.00%, 01/15/2022
	(Acquired 11/07/2011
	through 11/16/2011;
	Cost $3,985,000)*	4,095,000
2,000,000	Xstrata Canada Corp.,
	5.375%, 06/01/2015 f	2,171,816
2,000,000	Xstrata Canada
	Financial Corp.,
	4.95%, 11/15/2021
	(Acquired 11/03/2011;
	Cost $1,997,480)* f	2,043,250
		174,688,512
Other Government Related Securities – 2.2%
2,000,000	Corp Andina de Fomento,
	8.125%, 06/04/2019 f	2,456,606
5,000,000	Eksportfinans ASA,
	2.00%, 09/15/2015 f	4,141,900

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Other Government Related Securities – 2.2% (cont.)
	Export-Import Bank
	of Korea Notes: f
$3,500,000	5.875%, 01/14/2015	$3,753,659
1,000,000	4.00%, 01/29/2021 @	965,026
100,000	Korea Development Bank,
	5.30%, 01/17/2013 f	102,844
115,000	Korea Electric
	Power Corporation,
	6.75%, 08/01/2027 f	137,091
	Korea Hydro & Nuclear
	Power Co., Ltd.: f
1,000,000	6.25%, 06/17/2014
	(Acquired 03/21/2011;
	Cost $1,078,033)*	1,078,720
500,000	3.125%, 09/16/2015
	(Acquired 09/09/2010;
	Cost $493,770)*	500,628
550,000	Landesbank Baden-
	Wurttemgerg
	Subordinated Notes,
	6.35%, 04/01/2012 f	555,777
150,000	National Bank
	of Hungary
	Yankee Debentures,
	8.875%, 11/01/2013 f	161,719
4,100,000	Petrobras International
	Finance Company,
	3.875%, 01/27/2016 f	4,223,865
4,000,000	Petroleos Mexicanos,
	6.50%, 06/02/2041
	(Acquired 10/12/2011
	through 10/13/2011;
	Cost $4,130,680)* f @	4,500,000
100,000	United Mexican States,
	6.75%, 09/27/2034 f	130,250
1,885,000	Westdeutsche
	Landesbank
	Subordinated Notes,
	4.796%, 07/15/2015 f	1,957,456
		24,665,541
Residential Mortgage Backed Securities – 24.6%
	Bank of America
	Alternative Loan Trust:
88,084	Series 2004-2, Class 5A1,
	5.50%, 03/25/2019	91,788
92,493	Series 2005-2, Class 4A1,
	5.50%, 03/25/2020	90,931
1,444,041	Series 2005-4, Class 3A1,
	5.50%, 05/25/2020	1,374,782
168,442	Series 2005-8, Class 5A1,
	5.50%, 09/25/2020	156,902
359,829	Series 2006-2, Class 6A1,
	5.50%, 03/25/2021	332,455
187,714	Series 2007-1,
	Class 1A1, 5.792%,
	04/25/2022	174,344
5,853,379	Series 2005-2, Class 1CB2,
	5.50%, 03/25/2035	5,217,509
360,308	Series 2006-3, Class 6A1,
	6.00%, 04/25/2036	349,207
447,935	Series 2006-5, Class CB7,
	6.00%, 06/25/2046 §	302,998
	Chase Mortgage
	Finance Corporation:
46,988	Series 2003-S13,
	Class A11, 5.50%,
	11/25/2033	47,815
1,008,346	Series 2006-A1,
	Class 2A3, 5.806%,
	09/25/2036	742,064

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Residential Mortgage
Backed Securities – 24.6% (cont.)
	Citigroup Mortgage
	Loan Trust, Inc.:
$108,063	Series 2005-9,
	Class 2A2, 5.50%,
	11/25/2035	$101,615
362,919	Series 2005-9,
	Class 22A2, 6.00%,
	11/25/2035	309,073
	Countrywide Alternative
	Loan Trust:
814,766	Series 2005-50CB,
	Class 4A1, 5.00%,
	11/25/2020 §	700,320
1,045,053	Series 2006-7CB,
	Class 3A1, 5.25%,
	05/25/2021 §	899,169
568,796	Series 2006-43CB,
	Class 2A1, 6.00%,
	02/25/2022 §	504,364
1,069,599	Series 2005-10CB,
	Class 1A6, 5.50%,
	05/25/2035	1,027,996
239,808	Series 2006-J2, Class A3,
	6.00%, 04/25/2036	176,083
1,461,337	Series 2006-28CB,
	Class A17, 6.00%,
	10/25/2036 §	906,939
21,733	Credit Suisse First
	Boston Mortgage
	Securities Corporation,
	Series 2005-11,
	Class 5A1, 5.25%,
	12/25/2020	21,663
355,964	Deutsche ALT-A
	Securities Inc. Alternate
	Loan Trust, Series 2005-3,
	Class 4A5, 5.25%,
	06/25/2035	321,621
242,432	Deutsche Mortgage
	Securities Inc., Series
	2006-AR5, Class 21A,
	6.00%, 10/25/2021	195,017
	Federal Gold Loan
	Mortgage Corporation
	(FGLMC) Pass-Thru
	Certificates:
191,414	5.00%, 12/01/2020	206,326
353,403	5.00%, 05/01/2021	380,935
65,762	6.00%, 06/01/2021	71,647
72,905	6.50%, 12/01/2028	83,535
34,061	6.50%, 06/01/2029	39,027
1,532,413	5.50%, 04/01/2037	1,664,877
883,161	5.50%, 04/01/2038	959,503
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
219,625	Series 3122, Class VA,
	6.00%, 01/15/2017	223,646
1,946,903	Series R010, Class VA,
	5.50%, 04/15/2017	2,064,784
469,980	Series R010, Class AB,
	5.50%, 12/15/2019	483,008
9,726	Series 1053, Class G,
	7.00%, 03/15/2021	11,536
17,836	Series 136, Class E,
	6.00%, 04/15/2021	19,410
198,061	Series 2804, Class VC,
	5.00%, 07/15/2021	222,825

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Residential Mortgage
Backed Securities – 24.6% (cont.)
$14,836	Series 1122, Class G,
	7.00%, 08/15/2021	$16,687
34,098	Series 1186, Class I,
	7.00%, 12/15/2021	38,374
24,247	Series 3132, Class MA,
	5.50%, 12/15/2023	24,588
1,475,888	5.50%, 05/01/2038	1,603,466
5,690,729	4.50%, 11/01/2039	6,035,356
14,298,516	4.50%, 08/01/2040	15,159,958
14,517,159	4.50%, 08/01/2040	15,391,774
	Federal National
	Mortgage Association
	(FNMA):
1,374,996	5.00%, 11/01/2021	1,485,122
729,027	5.50%, 03/01/2023	799,677
324,200	5.50%, 07/01/2023	355,618
467,033	5.50%, 12/01/2023	512,877
103,399	6.00%, 03/01/2026	114,034
480,708	5.00%, 05/01/2028	519,857
55,862	6.50%, 09/01/2028	63,859
119,646	6.50%, 02/01/2029	136,775
70,344	5.50%, 01/01/2032	76,897
3,436,154	5.50%, 04/01/2034	3,756,267
5,637,165	5.50%, 04/01/2034	6,183,970
172,657	5.50%, 09/01/2034	188,634
88,934	5.50%, 02/01/2035	97,163
10,908,568	5.00%, 04/01/2035	11,796,979
15,162,045	5.00%, 07/01/2035	16,396,866
18,378,682	5.00%, 02/01/2036	19,869,727
3,594,690	5.00%, 03/01/2036	3,886,324
13,016,214	5.50%, 04/01/2036	14,212,538
595,712	6.00%, 08/01/2037	653,256
3,661,204	4.00%, 08/01/2040	3,849,505
4,288,069	4.00%, 10/01/2040	4,508,611
9,605,896	4.00%, 12/01/2040	10,191,498
8,275,429	3.50%, 01/01/2041	8,518,269
12,736,901	4.00%, 02/01/2041	13,391,979
8,966,669	4.50%, 07/01/2041	9,549,322
19,484,702	4.00%, 09/01/2041	20,492,918
8,859	Series 1989-94, Class G,
	7.50%, 12/25/2019	9,956
31,639	Series 1990-15, Class J,
	7.00%, 02/25/2020	34,961
5,705	Series 1991-21, Class J,
	7.00%, 03/25/2021	6,373
108,045	Series 1991-43, Class J,
	7.00%, 05/25/2021	121,337
135,476	Series 1991-65, Class Z,
	6.50%, 06/25/2021	146,945
222,283	Series 1992-129, Class L,
	6.00%, 07/25/2022	248,088
286,580	Series 2003-33, Class LD,
	4.25%, 09/25/2022	292,067
45,721	Series 1993-32, Class H,
	6.00%, 03/25/2023	49,665
239,715	Series 1993-58, Class H,
	5.50%, 04/25/2023	261,294
147,568	Series 2002-85, Class PD,
	5.50%, 05/25/2031	148,179
12,420,000	Series 2004-90, Class LH,
	5.00%, 04/25/2034	13,304,448
452,835	Series 2004-W6,
	Class 1A4, 5.50%,
	07/25/2034	466,651
481,366	Series 2004-W6,
	Class 1A6, 5.50%,
	07/25/2034	503,764
26,636	Series 2004-W10,
	Class A24, 5.00%,
	08/25/2034	26,574

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Residential Mortgage
Backed Securities – 24.6% (cont.)
$1,500,000	Series 2004-W10,
	Class A4, 5.75%,
	08/25/2034	$1,528,986
	First Horizon Alternative
	Mortgage Securities:
510,843	Series 2006-FA6,
	Class 3A1, 5.75%,
	11/25/2021	469,495
1,396,439	Series 2006-FA8,
	Class 2A1, 5.75%,
	02/25/2037	1,282,747
	Government National
	Mortgage Association
	(GNMA):
74,498	6.00%, 12/20/2028	84,723
29,290	6.50%, 01/20/2029	33,503
213,198	Series 2003-2, Class PB,
	5.50%, 03/20/2032	220,223
60,608	6.00%, 11/20/2033	68,821
8,577,913	4.50%, 05/20/2040	9,380,483
4,076,077	5.00%, 07/20/2040	4,511,962
14,213,511	4.50%, 01/20/2041	15,532,257
	J.P. Morgan Alternative
	Loan Trust:
2,125,510	Series 2005-S1, Class
	3A1, 5.50%, 10/25/2020	2,014,486
195,291	Series 2006-A1,
	Class 2A1, 2.661%,
	03/25/2036	101,495
2,743,600	Series 2006-S2, Class A2,
	5.81%, 05/25/2036	2,731,572
300,000	Series 2006-S3,
	Class A3A, 6.00%,
	08/25/2036	262,651
	J.P. Morgan
	Mortgage Trust:
705,792	Series 2006-A7,
	Class 2A4R, 2.756%,
	01/25/2037 §	460,375
1,250,000	Series 2007-A2,
	Class 2A3, 3.911%,
	04/25/2037	798,471
	Master Alternative
	Loans Trust:
423,129	Series 2004-1, Class 1A1,
	5.00%, 01/25/2019	432,423
560,744	Series 2005-3, Class 4A1,
	5.50%, 03/25/2020	551,909
116,589	Series 2003-5, Class 6A1,
	6.00%, 08/25/2033	123,397
730,255	Master Asset
	Securitization Trust,
	Series 2005-2, Class 1A1,
	5.25%, 11/25/2035	715,195
115,356	Merrill Lynch Mortgage
	Investors Trust,
	Series 2005-A8,
	Class A1C1, 5.25%,
	08/25/2036	114,535
946,061	Residential Accredit
	Loans, Inc.,
	Series 2005-QS2, Class
	A-1, 5.50%, 02/25/2035	832,533
1,330,942	Structured Asset
	Securities Corporation,
	Series 2005-7XS, Class
	1A4B, 5.44%,
	04/25/2035	1,337,703

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Residential Mortgage
Backed Securities – 24.6% (cont.)
	Washington Mutual, Inc.
	Pass-Thru Certificates:
$188,552	Series 2004-CB1,
	Class 5A, 5.00%,
	06/25/2019	$193,525
164,089	Series 2004-CB2, Class
	5A, 5.00%, 07/25/2019	168,289
341,760	Series 2004-CB2, Class
	7A, 5.50%, 08/25/2019	356,410
96,315	Series 2004-CB3, Class
	4A, 6.00%, 10/25/2019	99,785
177,959	Series 2004-CB4, Class
	22A, 6.00%, 12/25/2019	184,356
195,441	Wells Fargo Alternative
	Loan Trust, Series
	2007-PA1, Class A4,
	6.00%, 03/25/2037 §	136,581
		270,703,652
Taxable Municipal Bonds – 3.1%
625,000	Bellevue California
	Union School District,
	5.00%, 08/01/2028	622,263
	California
	Qualified School
	Construction Bonds:
1,500,000	5.041%, 07/01/2020	1,640,460
1,700,000	7.155%, 03/01/2027	1,907,910
2,000,000	California State,
	5.50%, 03/01/2016	2,215,820
1,500,000	Central Valley Support
	Joint Powers Agency,
	5.676%, 09/01/2024	1,538,760
1,250,000	Colton Joint Unified
	School District,
	6.008%, 08/01/2026	1,328,587
1,300,000	Contra Costa County
	California Pension
	Obligation,
	5.14%, 06/01/2017	1,427,686
1,000,000	Davie Florida Water
	& Sewer Revenue,
	6.599%, 10/01/2030
	(Callable 10/01/2020)	1,091,740
1,000,000	Elgin Ohio LOC
	School District,
	5.499%, 08/31/2027
	(Callable 12/01/2019)	1,044,490
	Illinois State:
2,000,000	4.026%, 03/01/2014	2,053,840
1,200,000	4.421%, 01/01/2015	1,242,132
2,000,000	4.961%, 03/01/2016	2,112,380
3,000,000	North East Independent
	School District Texas,
	5.24%, 08/01/2027	3,350,880
1,515,000	San Dieguito California
	Public Facilities,
	6.459%, 05/01/2027	1,713,101
2,000,000	State Public School
	Building Authorities
	Revenue,
	5.00%, 09/15/2027	2,093,180
1,350,000	Three Rivers Ohio
	LOC School District,
	5.209%, 09/15/2027
	(Callable 12/01/2020)	1,416,164
2,300,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	2,148,890

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Taxable Municipal Bonds – 3.1% (cont.)
$4,000,000	West Contra Costa
	Unified School District,
	6.25%, 08/01/2030	$4,152,480
1,160,000	Westlake Ohio City
	School District,
	5.227%, 12/01/2026
	(Callable 12/01/2020)	1,237,662
		34,338,425
Utilities – 6.1%
	Allegheny Energy
	Supply Co. Senior
	Unsecured Notes:
500,000	8.25%, 04/15/2012
	(Acquired 12/23/2011;
	Cost $509,119)*	509,028
500,000	5.75%, 10/15/2019
	(Acquired 09/22/2009;
	Cost $498,175)*	534,750
1,816,000	Ameren Corporation,
	8.875%, 05/15/2014	2,034,948
1,025,000	Appalachian Power
	Company Senior
	Unsecured Notes,
	6.70%, 08/15/2037	1,325,838
1,150,000	Arizona Pubic Service
	Senior Unsecured Notes,
	8.75%, 03/01/2019	1,468,624
4,000,000	Centrais Eletricas
	Brasileiras SA,
	5.75%, 10/27/2021
	(Acquired 10/20/2011;
	Cost $4,000,000)* f @	4,156,000
3,000,000	CMS Energy
	Corporation,
	4.25%, 09/30/2015	3,032,094
750,000	Constellation Energy
	Group Inc.,
	4.55%, 06/15/2015	791,872
2,245,000	DCP Midstream LLC,
	4.75%, 09/30/2021
	(Acquired 09/14/2011
	through 11/18/2011;
	Cost $2,252,809)*	2,320,367
2,500,000	El Paso Pipeline Partners
	Operating Co LLC,
	7.50%, 11/15/2040	2,909,845
500,000	Enel Finance
	International,
	6.80%, 09/15/2037
	(Acquired 09/13/2007
	through 09/29/2008;
	Cost $498,897)* f	434,233
	Energy Transfer Partners:
875,000	5.65%, 08/01/2012	893,962
125,000	6.125%, 02/15/2017	137,241
1,189,000	9.70%, 03/15/2019	1,456,704
223,000	Entergy Arkansas, Inc.,
	5.00%, 07/01/2018	222,465
	Exelon Corporation:
500,000	4.90%, 06/15/2015	538,740
225,000	5.625%, 06/15/2035	242,202
4,350,000	Exelon Generation
	Company, LLC,
	6.20%, 10/01/2017 @	4,995,340
1,000,000	FPL Group Capital,
	Inc., Series D, 7.30%,
	09/01/2067 @	1,040,000
277,591	GG1C Funding
	Corporation,
	5.129%, 01/15/2014
	(Acquired 11/21/2008;
	Cost $271,924)*	283,376

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Utilities – 6.1% (cont.)
$1,000,000	IPALCO
	Enterprises Inc.,
	5.00%, 05/01/2018	$980,000
1,875,000	KeySpan Corp.,
	8.00%, 11/15/2030	2,510,959
	Kinder Morgan Energy
	Partners Senior Notes:
400,000	6.50%, 02/01/2037	440,465
350,000	6.95%, 01/15/2038	395,321
	Kinder Morgan Finance:
1,685,000	5.70%, 01/05/2016 f	1,722,912
1,000,000	6.00%, 01/15/2018
	(Acquired 12/06/2010;
	Cost $999,930)*	1,017,500
30,131	Kiowa Power
	Partners LLC,
	4.811%, 12/30/2013
	(Acquired 11/19/2004;
	Cost $30,131)*	30,129
1,500,000	Mega Advance
	Investments Ltd.,
	5.00%, 05/12/2021
	(Acquired 05/09/2011;
	Cost $1,484,670)* f @	1,525,363
2,225,000	National Grid PLC
	Senior Unsecured Notes,
	6.30%, 08/01/2016 f	2,553,252
	National Rural
	Utilities Corporation:
2,175,000	10.375%, 11/01/2018	3,129,290
125,000	8.00%, 03/01/2032	176,005
1,583,000	Nisource Finance Corp.,
	5.40%, 07/15/2014	1,717,527
1,000,000	NuStar Logistics L.P.,
	4.80%, 09/01/2020	1,041,428
500,000	PPL Electric
	Utilities Corp.,
	5.20%, 07/15/2041	597,156
	PPL Energy
	Supply, LLC:
1,350,000	Series A, 5.70%,
	10/15/2015	1,464,797
1,950,000	6.20%, 05/15/2016	2,174,800
3,077,000	PSE&G Power LLC,
	5.32%, 09/15/2016	3,432,012
500,000	Public Service Company
	of New Mexico,
	7.95%, 05/15/2018	584,463
233,710	RGS (I&M) Funding
	Corporation Debentures,
	9.82%, 12/07/2022	283,311
	Rockies Express
	Pipeline LLC:
850,000	3.90%, 04/15/2015
	(Acquired 09/15/2011;
	Cost $863,191)*	839,963
2,000,000	6.85%, 07/15/2018
	(Acquired 12/21/2011;
	Cost $2,040,560)*	2,066,400
2,695,000	5.625%, 04/15/2020
	(Acquired 12/10/2010
	through 12/29/2011;
	Cost $2,702,902)*	2,566,546
300,000	Southern Natural Gas,
	5.90%, 04/01/2017
	(Acquired 03/14/2007;
	Cost $299,502)*	342,862
1,395,000	Spectra Energy
	Capital LLC,
	5.668%, 08/15/2014	1,526,816

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
LONG-TERM INVESTMENTS – 96.1% (cont.)
Utilities – 6.1% (cont.)
$1,000,000	Veolia
	Environnement SA,
	6.00%, 06/01/2018 f	$1,091,780
	Williams Partners LP:
2,000,000	7.25%, 02/01/2017	2,372,676
500,000	6.30%, 04/15/2040	609,648
		66,521,010
U.S. Treasury Obligations – 15.5%
	U.S. Treasury Bonds:
74,675,000	2.375%, 07/31/2017 @	80,258,151
15,250,000	6.25%, 08/15/2023 @	21,826,562
18,775,000	5.25%, 11/15/2028 @	25,886,031
32,975,000	4.375%, 02/15/2038 @	42,630,476
		170,601,220
	Total Long-Term
	Investments
	(Cost $1,033,618,775)	1,057,456,237

Shares
SHORT-TERM INVESTMENTS – 3.3%
Money Market Mutual Funds – 3.3%
16,725,061	Dreyfus Institutional
	Cash Advantage
	Fund, 0.06% «	16,725,061
19,171,029	Short-Term
	Investments Trust –
	Liquid Assets
	Portfolio, 0.16% «	19,171,029
	Total Short-Term
	Investments
	(Cost $35,896,090)	35,896,090

Principal
Amount
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 18.5%
Commercial Paper – 0.0%
$275,151	Atlantic East
	Funding LLC,
	0.610%,
	03/25/2012 † **	171,834
	Total Commercial Paper
	(Cost $275,151)	171,834

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 18.5% (cont.)
Investment Companies – 18.5%
203,655,253	Mount Vernon
Securities Lending
Trust Prime
Portfolio, 0.23% «	$203,655,253
Total Investment
Companies
(Cost $203,655,253)	203,655,253
Total Investments
Purchased With Cash
Proceeds From
Securities Lending
(Cost $203,930,404)	203,827,087
Total Investments
(Cost $1,273,445,269)
– 117.9%	1,297,179,414

Asset Relating to Securities
Lending Investments – 0.0%
Support
Agreement** ^ a †	103,317
Total (Cost $0)	103,317
Liabilities in Excess of
Other Assets – (17.9)%	(196,513,288)
TOTAL NET
ASSETS – 100.0%	$1,100,769,443

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2011.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Summary of Fair Value Exposure at December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$19,868,419	$—	$19,868,419
Commercial Mortgage Backed Securities	—	81,052,549	—	81,052,549
Corporate Debt Securities	—	456,221,756	4,675	456,226,431
Other Government Related Securities	—	24,665,541	—	24,665,541
Residential Mortgage Backed Securities	—	270,703,652	—	270,703,652
Taxable Municipal Bonds	—	34,338,425	—	34,338,425
U.S. Treasury Obligations	—	170,601,220	—	170,601,220
Total Fixed Income	—	1,057,451,562	4,675	1,057,456,237
Short-Term Investments
Money Market Mutual Funds	35,896,090	—	—	35,896,090
Total Short-Term Investments	35,896,090	—	—	35,896,090
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	171,834	—	171,834
Money Market Mutual Fund	203,655,253	—	—	203,655,253
Total Investments Purchased with
Cash Proceeds from Securities Lending	203,655,253	171,834	—	203,827,087
Total Investments	$239,551,343	$1,057,623,396	$4,675	$1,297,179,414
Asset Relating to Securities Lending Investments	$—	$103,317	$—	$103,317

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  Transfers were made out of Level 2 into Level 3 due to a security being priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2011

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	4,675
Balance as of December 31, 2011	$4,675

*  Transfers between levels are recognized at the end of the reporting period.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2011

Example
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 – 12/31/11).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2011

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2011

					Hypothetical (5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/11	12/31/11	Period(1)	12/31/11	Period(1)
Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$1,003.80	$1.52	$1,023.69	$1.53

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,027.80	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,027.20	$2.81	$1,022.43	$2.80

Baird Intermediate Municipal
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,046.30	$1.55	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,044.00	$2.83	$1,022.43	$2.80

Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,043.70	$1.55	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,042.00	$2.83	$1,022.43	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$1,040.70	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,039.10	$2.83	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Baird Funds, Inc.

Statements of Assets and Liabilities December 31, 2011

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $1,107,644,957;
$833,995,621; $1,038,224,735; $1,746,853,869;
& $1,273,445,269, respectively)*	$1,103,825,684	$857,169,134	$1,101,725,791	$1,794,528,625	$1,297,179,414
Support Agreement (Note 6)	327,614	827,831	—	1,136,588	103,317
Interest receivable	12,145,638	7,904,596	12,790,444	13,882,062	10,534,167
Receivable for investments sold or paid down	11,908,626	16,345	—	35,718	5,353
Receivable for Fund shares sold	1,334,025	1,376,242	5,658,713	9,460,533	7,693,113
Uninvested cash	86,061	9,582	—	18,504	4,372,020
Total assets	1,129,627,648	867,303,730	1,120,174,948	1,819,062,030	1,319,887,384
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	94,561,562	140,421,143	—	269,954,519	203,944,523
Payable for securities purchased	12,214,111	8,667,341	25,318,609	41,721,116	14,047,687
Payable for Fund shares repurchased	5,344,690	8,153	449,824	455,848	707,639
Payable to Advisor and Distributor	266,223	184,048	338,613	391,504	386,780
Other liabilities	10,975	77,902	—	145,503	31,312
Total liabilities	112,397,561	149,358,587	26,107,046	312,668,490	219,117,941
NET ASSETS	$1,017,230,087	$717,945,143	$1,094,067,902	$1,506,393,540	$1,100,769,443
NET ASSETS CONSIST OF:
Capital stock	$1,020,168,156	$693,158,986	$1,030,734,224	$1,459,349,952	$1,076,993,157
Undistributed net investment income	12,570	130,830	19,518	82,473	127,835
Accumulated net realized gain (loss)
on investments sold	541,020	653,983	(186,896)	(1,850,229)	(189,011)
Net unrealized appreciation (depreciation) on
investments and support agreement	(3,491,659)	24,001,344	63,501,056	48,811,344	23,837,462
NET ASSETS	$1,017,230,087	$717,945,143	$1,094,067,902	$1,506,393,540	$1,100,769,443
INSTITUTIONAL CLASS SHARES
Net Assets	$1,017,230,087	$703,229,161	$836,132,295	$1,480,275,135	$768,891,204
Shares outstanding ($0.01 par value,
unlimited shares authorized)	106,097,860	63,607,447	70,057,143	139,030,987	71,093,096
Net asset value, offering and
redemption price per share	$9.59	$11.06	$11.94	$10.65	$10.82
INVESTOR CLASS SHARES
Net Assets		$14,715,982	$257,935,607	$26,118,405	$331,878,239
Shares outstanding ($0.01 par value,
unlimited shares authorized)		1,283,478	21,177,650	2,386,621	29,680,841
Net asset value, offering and
redemption price per share		$11.47	$12.18	$10.94	$11.18

*	Includes securities out on loan to brokers with a market value of $92,550,098, $137,665,514, $0, $263,868,621, and $199,757,841, respectively.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Operations Year Ended December 31, 2011

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$26,954,725	$25,562,458	$29,493,730	$70,656,628	$30,345,174
Income from securities lending (Note 6)	133,932	222,274	—	262,695	143,388
Other income	28,071	15,743	920	20,895	13,189
Total investment income	27,116,728	25,800,475	29,494,650	70,940,218	30,501,751

EXPENSES:
Investment advisory fee	2,511,553	1,701,713	2,428,416	4,034,928	1,686,615
Administration fee	502,311	340,343	485,683	806,986	337,323
Distribution expense –
Investor Class Shares (Note 8)	—	32,693	550,110	70,894	297,670
Interest Expense (Note 7)	926	—	4,345	—	22
Total expenses	3,014,790	2,074,749	3,468,554	4,912,808	2,321,630

NET INVESTMENT INCOME	24,101,938	23,725,726	26,026,096	66,027,410	28,180,121

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,005,269	3,633,559	1,184,801	29,334,806	5,311,546
Change in unrealized appreciation/depreciation
on investments and support agreement	(9,257,746)	12,455,100	51,360,206	27,081,217	15,339,832
Net realized and unrealized
gain (loss) on investments	(3,252,477)	16,088,659	52,545,007	56,416,023	20,651,378
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$20,849,461	$39,814,385	$78,571,103	$122,443,433	$48,831,499

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Short-Term Bond Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$24,101,938	$22,342,660
Net realized gain on investments	6,005,269	3,517,847
Change in unrealized appreciation/depreciation
on investments and support agreement	(9,257,746)	4,968,573
Net increase in net assets resulting from operations	20,849,461	30,829,080

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	514,984,905	523,293,674
Shares issued to holders in reinvestment of dividends	27,443,430	22,945,673
Cost of shares redeemed	(434,651,786)	(239,674,038)
Other capital contribution (Note 3)	—	24,793
Net increase in net assets resulting
from capital share transactions	107,776,549	306,590,102

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(24,321,455)	(22,712,303)
From net realized gains	(6,100,633)	(1,929,290)
Total Distributions	(30,422,088)	(24,641,593)

TOTAL INCREASE IN NET ASSETS	98,203,922	312,777,589

NET ASSETS:
Beginning of year	919,026,165	606,248,576
End of year (including undistributed net
investment income of $12,570 and $0, respectively)	$1,017,230,087	$919,026,165

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Intermediate Bond Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$23,725,726	$24,416,303
Net realized gain on investments	3,633,559	8,859,362
Change in unrealized appreciation/depreciation
on investments and support agreement	12,455,100	10,584,059
Net increase in net assets resulting from operations	39,814,385	43,859,724

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	215,597,625	163,307,410
Shares issued to holders in reinvestment of dividends	24,186,576	24,923,797
Cost of shares redeemed	(136,560,126)	(133,422,324)
Net increase in net assets resulting
from capital share transactions	103,224,075	54,808,883

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,416,880)	(24,028,156)
From net realized gains	(5,067,500)	(4,782,773)
Total Distributions	(28,484,380)	(28,810,929)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(411,556)	(313,689)
From net realized gains	(101,027)	(98,191)
Total Distributions	(512,583)	(411,880)

TOTAL INCREASE IN NET ASSETS	114,041,497	69,445,798

NET ASSETS:
Beginning of year	603,903,646	534,457,848
End of year (including undistributed net
investment income of $130,830 and $112,543, respectively)	$717,945,143	$603,903,646

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Intermediate Municipal Bond Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$26,026,096	$23,097,843
Net realized gain on investments	1,184,801	75,330
Change in unrealized appreciation/depreciation on investments	51,360,206	(8,200,997)
Net increase in net assets resulting from operations	78,571,103	14,972,176

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	434,046,253	550,282,182
Shares issued to holders in reinvestment of dividends	22,891,902	20,938,691
Cost of shares redeemed	(356,580,147)	(351,297,595)
Other capital contribution (Note 3)	—	2,094
Net increase in net assets resulting
from capital share transactions	100,358,008	219,925,372

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(20,603,834)	(18,087,492)
From net realized gains	(467,874)	—
Total Distributions	(21,071,708)	(18,087,492)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(5,402,244)	(5,032,968)
From net realized gains	(141,151)	—
Total Distributions	(5,543,395)	(5,032,968)

TOTAL INCREASE IN NET ASSETS	152,314,008	211,777,088

NET ASSETS:
Beginning of year	941,753,894	729,976,806
End of year (including undistributed net
investment income of $19,518 and $0, respectively)	$1,094,067,902	$941,753,894

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Aggregate Bond Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$66,027,410	$68,033,449
Net realized gain on investments	29,334,806	17,413,416
Change in unrealized appreciation/depreciation on
investments and support agreement	27,081,217	32,470,647
Net increase in net assets resulting from operations	122,443,433	117,917,512

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	605,032,019	624,236,049
Shares issued to holders in reinvestment of dividends	87,989,277	72,134,875
Cost of shares redeemed	(908,429,486)	(433,249,939)
Net increase (decrease) in net assets resulting
from capital share transactions	(215,408,190)	263,120,985

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(67,922,305)	(69,717,831)
From net realized gains	(28,455,915)	(9,498,319)
Total Distributions	(96,378,220)	(79,216,150)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,101,319)	(1,549,845)
From net realized gains	(496,921)	(218,924)
Total Distributions	(1,598,240)	(1,768,769)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(190,941,217)	300,053,578

NET ASSETS:
Beginning of year	1,697,334,757	1,397,281,179
End of year (including undistributed net investment
income of $82,473 and $38,284, respectively)	$1,506,393,540	$1,697,334,757

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Core Plus Bond Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$28,180,121	$19,758,841
Net realized gain on investments	5,311,546	2,788,631
Change in unrealized appreciation/depreciation on
investments and support agreement	15,339,832	4,481,630
Net increase in net assets resulting from operations	48,831,499	27,029,102

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	687,143,111	294,817,715
Shares issued to holders in reinvestment of dividends	30,879,432	21,571,061
Cost of shares redeemed	(143,951,115)	(70,688,565)
Net increase in net assets resulting
from capital share transactions	574,071,428	245,700,211

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(24,400,094)	(17,444,760)
From net realized gains	(2,509,064)	(2,081,939)
Total Distributions	(26,909,158)	(19,526,699)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(4,960,208)	(2,869,768)
From net realized gains	(1,035,923)	(262,999)
Total Distributions	(5,996,131)	(3,132,767)

TOTAL INCREASE IN NET ASSETS	589,997,638	250,069,847

NET ASSETS:
Beginning of year	510,771,805	260,701,958
End of year (including undistributed net investment
income of $127,835 and $83,682, respectively)	$1,100,769,443	$510,771,805
The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Short-Term Bond Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$9.68	$9.57	$9.25	$9.91	$9.81
Income from investment operations:
Net investment income	0.23	0.29	0.41	0.52	0.48
Net realized and unrealized
gains (losses) on investments	(0.03)	0.13	0.32	(0.67)	0.10
Total from investment operations	0.20	0.42	0.73	(0.15)	0.58
Less distributions:
Dividends from net investment income	(0.23)	(0.29)	(0.41)	(0.51)	(0.48)
Distributions from net realized gains	(0.06)	(0.02)	—	—	—
Total distributions	(0.29)	(0.31)	(0.41)	(0.51)	(0.48)
Net asset value, end of year	$9.59	$9.68	$9.57	$9.25	$9.91
Total return	2.08%	4.39%	8.14%	(1.79)%	6.08%
Supplemental data and ratios:
Net assets, end of year	$1,017,230,087	$919,026,165	$606,248,576	$214,999,406	$199,090,483
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.40%	2.92%	4.28%	5.01%	5.00%
Portfolio turnover rate	61.1%	58.7%	55.5%	98.5%	36.6%

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Bond Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$10.87	$10.61	$10.00	$10.62	$10.52
Income from investment operations:
Net investment income	0.39	0.44 (1)	0.51 (1)	0.55	0.54
Net realized and unrealized
gains (losses) on investments	0.27	0.35	0.63	(0.64)	0.10
Total from investment operations	0.66	0.79	1.14	(0.09)	0.64
Less distributions:
Distributions from net investment income	(0.39)	(0.44)	(0.51)	(0.53)	(0.54)
Distributions from net realized gains	(0.08)	(0.09)	(0.02)	—	—
Total distributions	(0.47)	(0.53)	(0.53)	(0.53)	(0.54)
Net asset value, end of year	$11.06	$10.87	$10.61	$10.00	$10.62
Total return	6.14%	7.54%	11.76%	(0.91)%	6.24%
Supplemental data and ratios:
Net assets, end of year	$703,229,161	$591,158,539	$527,750,216	$401,914,872	$398,321,566
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	3.49%	4.05%	4.92%	5.14%	5.13%
Portfolio turnover rate(2)	24.1%	38.7%	38.6%	32.9%	42.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Bond Fund – Investor Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$11.26	$10.97	$10.32	$10.96	$10.85
Income from investment operations:
Net investment income	0.37	0.43 (1)	0.50 (1)	0.52	0.52
Net realized and unrealized
gains (losses) on investments	0.28	0.36	0.65	(0.65)	0.10
Total from investment operations	0.65	0.79	1.15	(0.13)	0.62
Less distributions:
Distributions from net investment income	(0.36)	(0.41)	(0.48)	(0.51)	(0.51)
Distributions from net realized gains	(0.08)	(0.09)	(0.02)	—	—
Total distributions	(0.44)	(0.50)	(0.50)	(0.51)	(0.51)
Net asset value, end of year	$11.47	$11.26	$10.97	$10.32	$10.96
Total return	5.84%	7.30%	11.51%	(1.31)%	5.89%
Supplemental data and ratios:
Net assets, end of year	$14,715,982	$12,745,107	$6,707,632	$4,017,828	$3,276,351
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	3.24%	3.80%	4.67%	4.89%	4.88%
Portfolio turnover rate(2)	24.1%	38.7%	38.6%	32.9%	42.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Municipal Bond Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$11.31	$11.35	$10.98	$10.69	$10.55
Income from investment operations:
Net investment income	0.32	0.32	0.32 (1)	0.39 (1)	0.37 (1)
Net realized and unrealized
gains (losses) on investments	0.64	(0.04)	0.36	0.28	0.14
Total from investment operations	0.96	0.28	0.68	0.67	0.51
Less distributions:
Distributions from net investment income	(0.32)	(0.32)	(0.31)	(0.38)	(0.37)
Distributions from net realized gains	(0.01)	—	—	—	—
Total distributions	(0.33)	(0.32)	(0.31)	(0.38)	(0.37)
Net asset value, end of year	$11.94	$11.31	$11.35	$10.98	$10.69
Total return	8.55%	2.42%	6.22%	6.37%	4.93%
Supplemental data and ratios:
Net assets, end of year	$836,132,295	$738,957,721	$533,313,125	$226,148,164	$106,583,763
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.74%	2.74%	2.83%	3.58%	3.44%
Portfolio turnover rate(2)	8.0%	8.7%	0.7%	0.9%	5.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Municipal Bond Fund – Investor Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$11.53	$11.57	$11.19	$10.90	$10.75
Income from investment operations:
Net investment income	0.29	0.29	0.29 (1)	0.36 (1)	0.35 (1)
Net realized and unrealized
gains (losses) on investments	0.66	(0.04)	0.37	0.28	0.14
Total from investment operations	0.95	0.25	0.66	0.64	0.49
Less distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.28)	(0.35)	(0.34)
Distributions from net realized gains	(0.01)	—	—	—	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.35)	(0.34)
Net asset value, end of year	$12.18	$11.53	$11.57	$11.19	$10.90
Total return	8.30%	2.11%	5.95%	6.02%	4.68%
Supplemental data and ratios:
Net assets, end of year	$257,935,607	$202,796,173	$196,663,681	$17,415,418	$396,464
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.49%	2.49%	2.58%	3.33%	3.19%
Portfolio turnover rate(2)	8.0%	8.7%	0.7%	0.9%	5.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Aggregate Bond Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009		2008	2007
Per Share Data:
Net asset value, beginning of year	$10.52	$10.23	$9.74		$10.54	$10.51
Income from investment operations:
Net investment income	0.44 (1)	0.47 (2)	0.54		0.56	0.54
Net realized and unrealized
gains (losses) on investments	0.36	0.37	0.49		(0.81)	0.03
Total from investment operations	0.80	0.84	1.03		(0.25)	0.57
Less distributions:
Distributions from net investment income	(0.46)	(0.49)	(0.54)		(0.55)	(0.54)
Distributions from net realized gains	(0.21)	(0.06)	(0.00	)(3)	—	—
Total distributions	(0.67)	(0.55)	(0.54)		(0.55)	(0.54)
Net asset value, end of year	$10.65	$10.52	$10.23		$9.74	$10.54
Total return	7.85%	8.34%	10.88%		(2.36)%	5.61%
Supplemental data and ratios:
Net assets, end of year	$1,480,275,135	$1,658,404,061	$1,362,164,059		$842,724,670	$725,580,384
Ratio of expenses to average net assets	0.30%	0.30%	0.30%		0.30%	0.30%
Ratio of net investment income
to average net assets	4.10%	4.44%	5.37%		5.46%	5.37%
Portfolio turnover rate(4)	45.9%	41.4%	37.7%		21.9%	33.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Amount is less than ($0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Aggregate Bond Fund – Investor Class
	Year Ended December 31,
	2011	2010	2009		2008	2007
Per Share Data:
Net asset value, beginning of year	$10.80	$10.48	$9.97		$10.78	$10.73
Income from investment operations:
Net investment income	0.42 (1)	0.46 (2)	0.52		0.52	0.53
Net realized and unrealized
gains (losses) on investments	0.37	0.38	0.50		(0.81)	0.04
Total from investment operations	0.79	0.84	1.02		(0.29)	0.57
Less distributions:
Distributions from net investment income	(0.44)	(0.46)	(0.51)		(0.52)	(0.52)
Distributions from net realized gains	(0.21)	(0.06)	(0.00	)(3)	—	—
Total distributions	(0.65)	(0.52)	(0.51)		(0.52)	(0.52)
Net asset value, end of year	$10.94	$10.80	$10.48		$9.97	$10.78
Total return	7.46%	8.16%	10.55%		(2.63)%	5.45%
Supplemental data and ratios:
Net assets, end of year	$26,118,405	$38,930,696	$35,117,120		$29,146,211	$14,363,416
Ratio of expenses to average net assets	0.55%	0.55%	0.55%		0.55%	0.55%
Ratio of net investment income
to average net assets	3.85%	4.19%	5.12%		5.21%	5.12%
Portfolio turnover rate(4)	45.9%	41.4%	37.7%		21.9%	33.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Amount is less than ($0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Core Plus Bond Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$10.51	$10.18	$9.46	$10.22	$10.16
Income from investment operations:
Net investment income	0.45 (1)	0.59 (2)	0.65 (1)	0.56 (1)	0.54 (1)
Net realized and unrealized
gains (losses) on investments	0.36	0.39	0.74	(0.73)	0.05
Total from investment operations	0.81	0.98	1.39	(0.17)	0.59
Less distributions:
Distributions from net investment income	(0.46)	(0.60)	(0.65)	(0.55)	(0.53)
Distributions from net realized gains	(0.04)	(0.05)	(0.02)	(0.04)	—
Total distributions	(0.50)	(0.65)	(0.67)	(0.59)	(0.53)
Net asset value, end of year	$10.82	$10.51	$10.18	$9.46	$10.22
Total return	7.89%	9.81%	15.36%	(1.79)%	5.99%
Supplemental data and ratios:
Net assets, end of year	$768,891,204	$452,419,012	$215,194,337	$158,983,325	$114,421,895
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	4.22%	5.56%	6.67%	5.61%	5.41%
Portfolio turnover rate(3)	34.6%	61.5%	33.2%	27.7%	47.4%

(1)	Calculated using average shares outstanding during the period.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Core Plus Bond Fund – Investor Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$10.85	$10.49	$9.72	$10.50	$10.42
Income from investment operations:
Net investment income	0.44 (1)	0.57 (2)	0.64 (1)	0.53 (1)	0.53 (1)
Net realized and unrealized
gains (losses) on investments	0.37	0.41	0.78	(0.74)	0.06
Total from investment operations	0.81	0.98	1.42	(0.21)	0.59
Less distributions:
Distributions from net investment income	(0.44)	(0.57)	(0.63)	(0.53)	(0.51)
Distributions from net realized gains	(0.04)	(0.05)	(0.02)	(0.04)	—
Total distributions	(0.48)	(0.62)	(0.65)	(0.57)	(0.51)
Net asset value, end of year	$11.18	$10.85	$10.49	$9.72	$10.50
Total return	7.57%	9.53%	15.06%	(2.07)%	5.80%
Supplemental data and ratios:
Net assets, end of year	$331,878,239	$58,352,793	$45,507,621	$29,583,588	$2,473,660
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	3.97%	5.31%	6.42%	5.36%	5.16%
Portfolio turnover rate(3)	34.6%	61.5%	33.2%	27.7%	47.4%

(1)	Calculated using average shares outstanding during the period.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

1.ORGANIZATION

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (each, a “Fund” and collectively, the “Funds”), five of the seven series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Short-Term Bond Fund commenced operations with the sale of Institutional Class shares on August 31, 2004.  The Baird Intermediate Municipal Bond Fund commenced operations with the sale of both Institutional and Investor Class shares on March 30, 2001.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced operations with the sale of both Institutional and Investor Class shares on September 29, 2000.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee of 0.25%.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital Intermediate U.S. Government/Credit Bond Index.  The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt, including government and corporate securities, with maturities between one and ten years.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Aggregate Bond Index.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, U.S.-dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Universal Bond Index. The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, Interactive Data Corporation (IDC), the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

In May 2011, the FASB ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRS”)” (ASU 2011-04). ASU 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

b)
Unregistered Securities – Four of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  The value of such securities for the Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $240,409,977 (23.63% of net assets), $75,882,546 (10.57% of net assets), $133,366,618 (8.85% of net assets) and $131,958,967 (11.99% of net assets), respectively, at December 31, 2011. Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2011 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and nearly all have been deemed to be liquid.

c)Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011, or for any other tax years which are open for exam. As of December 31, 2011, open tax years include the tax years ended December 31, 2008 through 2011. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

e)Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f)Distributions to Shareholders – Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are netted and recorded as interest income on the Statement of Operations for financial reporting purposes.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

BAIRD SHORT-TERM BOND FUND
	Year Ended			Year Ended
	December 31, 2011			December 31, 2010
Institutional Class Shares	Shares	Amount	Institutional Class Shares	Shares	Amount
Shares sold	53,122,196	$514,984,905	Shares sold	53,941,581	$523,293,674
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	2,841,238	27,443,430	reinvestment of dividends	2,370,167	22,945,673
Shares redeemed	(44,833,884)	(434,651,786)	Shares redeemed	(24,719,978)	(239,674,038)
Net increase	11,129,550	$107,776,549	Other capital
Shares Outstanding:			contribution(1)	—	24,793
			Net increase	31,591,770	$306,590,102
Beginning of year	94,968,310		Shares Outstanding:
End of year	106,097,860		Beginning of year	63,376,540
			End of year	94,968,310

(1)	Reimbursement from broker/dealer for trade error.

BAIRD INTERMEDIATE BOND FUND
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	18,638,168	$205,507,343	Shares sold	883,474	$10,090,282
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	2,149,990	23,704,272	reinvestment of dividends	42,204	482,304
Shares redeemed	(11,543,624)	(127,767,983)	Shares redeemed	(773,902)	(8,792,143)
Net increase	9,244,534	$101,443,632	Net increase	151,776	$1,780,443
Shares Outstanding:			Shares Outstanding:
Beginning of year	54,362,913		Beginning of year	1,131,702
End of year	63,607,447		End of year	1,283,478

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD INTERMEDIATE BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2010			December 31, 2010
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	14,049,678	$153,279,282	Shares sold	873,924	$10,028,128
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	2,246,787	24,530,527	reinvestment of dividends	34,799	393,270
Shares redeemed	(11,685,367)	(129,013,096)	Shares redeemed	(388,645)	(4,409,228)
Net increase	4,611,098	$48,796,713	Net increase	520,078	$6,012,170
Shares Outstanding:			Shares Outstanding:
Beginning of year	49,751,815		Beginning of year	611,624
End of year	54,362,913		End of year	1,131,702

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	28,247,024	$327,854,380	Shares sold	8,949,573	$106,191,873
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	1,511,354	17,575,486	reinvestment of dividends	447,538	5,316,416
Shares redeemed	(25,043,108)	(288,447,567)	Shares redeemed	(5,800,868)	(68,132,580)
Net increase	4,715,270	$56,982,299	Net increase	3,596,243	$43,375,709
Shares Outstanding:			Shares Outstanding:
Beginning of year	65,341,873		Beginning of year	17,581,407
End of year	70,057,143		End of year	21,177,650

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD INTERMEDIATE MUNICIPAL BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2010			December 31, 2010
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	38,588,699	$445,517,129	Shares sold	8,950,612	$104,765,053
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	1,397,612	16,069,118	reinvestment of dividends	415,616	4,869,573
Shares redeemed	(21,627,081)	(248,842,671)	Shares redeemed	(8,780,560)	(102,454,924)
Other capital			Net increase	585,668	$7,179,702
contribution(2)	—	2,094	Shares Outstanding:
Net increase	18,359,230	$212,745,670	Beginning of year	16,995,739
Shares Outstanding:			End of year	17,581,407
Beginning of year	46,982,643
End of year	65,341,873

(2)	Reimbursement from Distributor for trade error.

BAIRD AGGREGATE BOND FUND

	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	55,839,863	$597,699,924	Shares sold	667,679	$7,332,095
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	8,120,694	86,467,957	reinvestment of dividends	139,163	1,521,320
Shares redeemed	(82,507,416)	(886,351,800)	Shares redeemed	(2,025,333)	(22,077,686)
Net decrease	(18,546,859)	$(202,183,919)	Net decrease	(1,218,491)	$(13,224,271)
Shares Outstanding:			Shares Outstanding:
Beginning of year	157,577,846		Beginning of year	3,605,112
End of year	139,030,987		End of year	2,386,621

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD AGGREGATE BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2010			December 31, 2010
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	58,009,539	$612,648,476	Shares sold	1,067,964	$11,587,573
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	6,665,390	70,415,189	reinvestment of dividends	158,898	1,719,686
Shares redeemed	(40,243,021)	(422,708,572)	Shares redeemed	(971,470)	(10,541,367)
Net increase	24,431,908	$260,355,093	Net increase	255,392	$2,765,892
Shares Outstanding:			Shares Outstanding:
Beginning of year	133,145,938		Beginning of year	3,349,720
End of year	157,577,846		End of year	3,605,112

BAIRD CORE PLUS BOND FUND

	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	36,047,590	$388,252,142	Shares sold	26,760,168	$298,890,969
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	2,340,028	25,063,056	reinvestment of dividends	524,142	5,816,376
Shares redeemed	(10,328,750)	(110,911,182)	Shares redeemed	(2,980,242)	(33,039,933)
Net increase	28,058,868	$302,404,016	Net increase	24,304,068	$271,667,412
Shares Outstanding:			Shares Outstanding:
Beginning of year	43,034,228		Beginning of year	5,376,773
End of year	71,093,096		End of year	29,680,841

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD CORE PLUS BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2010			December 31, 2010
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	25,148,651	$268,520,599	Shares sold	2,412,145	$26,297,116
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	1,773,718	18,680,311	reinvestment of dividends	266,407	2,890,750
Shares redeemed	(5,023,697)	(52,797,338)	Shares redeemed	(1,639,473)	(17,891,227)
Net increase	21,898,672	$234,403,572	Net increase	1,039,079	$11,296,639
Shares Outstanding:			Shares Outstanding:
Beginning of year	21,135,556		Beginning of year	4,337,694
End of year	43,034,228		End of year	5,376,773

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$235,567,196	$132,667,879	$—	$482,411,784	$410,584,818
Other	$510,442,615	$138,375,067	$177,081,584	$221,688,514	$356,815,956
Sales:
U.S. Government	$289,870,636	$67,409,813	$—	$655,498,506	$180,427,886
Other	$290,015,402	$90,065,999	$75,334,170	$276,129,235	$48,329,116

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

At December 31, 2011, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$1,107,663,428	$833,995,621	$1,038,274,202	$1,748,288,036	$1,273,564,118
Gross unrealized appreciation	$7,284,356	$32,040,424	$63,679,571	$79,018,370	$36,284,483
Gross unrealized depreciation	(10,794,486)	(8,039,080)	(227,982)	(31,641,193)	(12,565,870)
Net unrealized appreciation	$(3,510,130)	$24,001,344	$63,451,589	$47,377,177	$23,718,613
Undistributed
ordinary income	$84,035	$424,194	$—	$82,473	$127,835
Undistributed long-term
capital gain	488,026	360,619	—	—	—
Undistributed
tax-exempt income	—	—	19,518	—	—
Total distributable earnings	$572,061	$784,813	$19,518	$82,473	$127,835
Other accumulated losses	$—	$—	$(137,429)	$(416,062)	$(70,162)
Total accumulated
earnings/(losses)	$(2,938,069)	$24,786,157	$63,333,678	$47,043,588	$23,776,286

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2011, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Short-Term Bond Fund	$232,087	$(232,087)	$—
Baird Intermediate Bond Fund	120,996	(120,998)	2
Baird Intermediate Municipal Bond Fund	(500)	500	—
Baird Aggregate Bond Fund	3,040,403	(3,040,404)	1
Baird Core Plus Bond Fund	1,224,334	(1,224,334)	—

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Baird Short-Term Bond Fund	$26,304,269	$4,117,819	$23,700,754	$940,839
Baird Intermediate Bond Fund	$24,939,410	$4,057,553	$25,148,629	$4,074,180
Baird Intermediate Municipal Bond Fund	$407,181	$608,525	$648,696	$—
Baird Aggregate Bond Fund	$75,902,247	$22,074,213	$71,267,676	$9,717,243
Baird Core Plus Bond Fund	$30,406,429	$2,498,860	$20,825,534	$1,833,932

For the years ended December 31, 2011 and December 31, 2010, distributions of $25,599,397 and $22,471,764, respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2011, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund elected to defer capital losses occurring between November 1, 2011 and December 31, 2011 in the amount of $137,429, $416,062 and $70,162, respectively.

At December 31, 2011, there were no accumulated net realized capital loss carryovers.

During the year ended December 31, 2011, Baird Intermediate Municipal Bond Fund utilized capital loss carryovers of $713,705.

On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Funds for the year ended December 31, 2011.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated investments companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6.SECURITIES LENDING

Each Fund (other than the Intermediate Municipal Bond Fund) may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank, N.A., the Fund’s custodian and an affiliate of the Funds’ transfer agent and administrator.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2011, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

6.SECURITIES LENDING (cont.)

As of December 31, 2011, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird Short-Term Bond Fund	$92,550,098	$94,561,562
Baird Intermediate Bond Fund	137,665,514	140,421,143
Baird Aggregate Bond Fund	263,868,621	269,954,519
Baird Core Plus Bond Fund	199,757,841	203,944,523

The Funds receive cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act) and a legacy interest in Atlantic East Funding LLC.  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2011.

The Funds’ interest in Atlantic East Funding LLC is priced at fair value by the Valuation Committee of the Advisor. The fair value of the Funds’ interest in Atlantic East Funding LLC is based on the underlying market values of the securities owned by Atlantic East Funding LLC, which are determined by independent pricing sources.  In addition, the Funds’ transfer agent and administrator and securities lending agent entered into a support agreement with the Funds to cover potential losses realized by the Funds on their investment in Atlantic East Funding LLC (up to a certain amount). The amounts agreed to be provided to the Funds under the support agreement are shown in the Funds’ schedules of investments and statements of assets and liabilities.  At December 31, 2011, the fair value of the Funds’ interest in Atlantic East Funding LLC, plus the amounts payable under the support agreement, amounted to 100% of the outstanding par value of the Funds’ interest in Atlantic East Funding LLC.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2011 for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund were $133,932, $222,274, $262,695, and $143,388, respectively.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

7.LINE OF CREDIT

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank.  The Bank charges interest at the Bank’s Prime Rate less 1% (weighted average rate of 2.25% during 2011).  For the year ended December 31, 2011, the Baird Short-Term Bond Fund, Baird Intermediate Municipal Bond Fund, and Baird Core Plus Bond Fund incurred $926, $4,345 and $22 in interest charges, respectively, on average daily loan balances of $40,581, $190,463 and $945, respectively.  The Baird Intermediate Bond Fund and Baird Aggregate Bond Fund did not borrow from the LOC during the period.

8.DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Intermediate Bond, Baird Intermediate Municipal Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds incurred $32,693, $550,110, $70,894 and $297,670, respectively, in fees pursuant to the Plan during the year ended December 31, 2011.

9.SUBSEQUENT EVENT

In preparing these financial statements, the Corporation has evaluated events after December 31, 2011.  There were no subsequent events since December 31, 2011 that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund (five of the seven funds constituting Baird Funds, Inc.) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 28, 2012

Baird Funds, Inc.

Directors & Officers as of December 31, 2011

				Number of
				Portfolios	Other
	Positions	Term of Office	Principal	in Complex	Directorships
	Held with	and Length of	Occupation(s)	Overseen	Held
Name, Address and Age	the Funds	Time Served	During Past 5 Years	by Director	by Director

G. Frederick Kasten, Jr.	Independent	Indefinite;	Retired; Chairman, the Advisor (January 2000-December	7	Director of Regal-Beloit
c/o Robert W. Baird	Director and	Since September	2005); Chairman and CEO, the Advisor (January 1998-		Corporation, a
& Co. Incorporated	Chairman	2000	January 2000); President, Chairman and CEO, the		manufacturing
777 East Wisconsin Avenue			Advisor (June 1983-January 1998); President, the Advisor		company
Milwaukee, WI 53202			(January 1979-January 1983)
Age: 72
John W. Feldt	Independent	Indefinite;	Retired; Senior Vice President-Finance, University of	7	Director of Thompson
c/o University of	Director	Since September	Wisconsin Foundation (1985-2006); Vice President-		Plumb Funds, Inc., a
Wisconsin Foundation		2000	Finance, University of Wisconsin Foundation (1980-1985);		mutual fund complex
1848 University Avenue			Associate Director, University of Wisconsin Foundation		(3 portfolios)
Madison, WI 53726			(1967-1980)
Age: 69
Frederick P. Stratton, Jr.	Independent	Indefinite;	Retired; Chairman Emeritus, Briggs & Stratton	7	Director of Weyco
10134 N. Port Washington	Director	Since May	Corporation, a manufacturing company, since 2003;		Group, Inc., a men’s
Road, #2B		2004	Chairman of the Board, Briggs & Stratton Corporation		footwear distributor;
Mequon, WI 53092			(2001-2002); Chairman and CEO, Briggs & Stratton		Director of Wisconsin
Age: 72			Corporation (1986-2001)		Energy Corporation
					and its subsidiaries,
					Wisconsin Electric
					Power Company and
					Wisconsin Gas LLC
Marlyn J. Spear, CFA	Independent	Indefinite;	Chief Investment Officer, Building Trades United	7	Management Trustee of
c/o Robert W. Baird	Director	Since January	Pension Trust Fund, since July 1989; Investment Officer,		AFL-CIO Housing
& Co. Incorporated		2008	Northwestern Mutual Financial Network (1988-1989);		Investment Trust, a
777 East Wisconsin Avenue			Assistant Vice-President, Firstar Trust Company		mutual fund complex
Milwaukee, WI 53202			(1978-1987); Financial Analyst, Harco Holdings, Inc.		(1 portfolio)
Age: 58			(1976-1978)
Cory L. Nettles*	Interested	Indefinite;	Managing Director, Generation Growth Capital, Inc., a	7	Director of Weyco
Generation Growth Capital, Inc.	Director	Since January	private equity fund, since March 2007; Of Counsel,		Group, Inc., a men’s
411 East Wisconsin Avenue,		2008	Quarles & Brady LLP, a law firm, since January 2005;		footwear distributor
Suite 1710			Secretary, Wisconsin Department of Commerce
Milwaukee, WI 53202			(January 2003 – January 2005)
Age: 41

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  Mr. Nettles also serves as a senior advisor to Baird Private Equity, a division of the Advisor.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Directors & Officers as of December 31, 2011

	Position(s)	Term of Office	Principal
	Held with	and Length of	Occupation(s)
Name, Address, and Age	the Funds	Time Served	During Past 5 Years
Mary Ellen Stanek	President	Re-elected by	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since March 2000
Milwaukee, WI 53202		Since
Age: 55		September 2000
Charles B. Groeschell	Vice President	Re-elected by	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since February 2000
Milwaukee, WI 53202		Since
Age: 58		January 2010
Todd S. Nichol	Vice President	Re-elected by	Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the
777 East Wisconsin Avenue	and Chief	Board annually;	the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice
Milwaukee, WI 53202	Compliance	Since	President, the Advisor (January 2004-January 2005)
Age: 49	Officer	August 2004
Heidi Schneider	Vice President	Re-elected by	Senior Vice President, the Advisor since September 2007; Controller, the Advisor (April 1997-
777 East Wisconsin Avenue		Board annually;	September 2007)
Milwaukee, WI 53202		Since
Age: 40		August 2010
Dominick P. Zarcone	Treasurer	Re-elected by	Chief Financial Officer, the Advisor since March 2011; Chief Operating Officer-Investment
777 East Wisconsin Avenue		Board annually;	Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor
Milwaukee, WI 53202		Since	since February 1995
Age: 53		March 2011
Charles M. Weber	Secretary	Re-elected by	Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor
777 East Wisconsin Avenue		Board annually;	(July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner,
Milwaukee, WI 53202		Since	Quarles & Brady LLP, a law firm (October 1998-June 2005)
Age: 48		September 2005
Dustin J. Hutter	Assistant	Re-elected by	Senior Vice President, the Advisor since January 2011; First Vice President, the Advisor (January
777 East Wisconsin Avenue	Treasurer	Board annually;	2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant
Milwaukee, WI 53202		Since	Controller, the Advisor since January 2006
Age: 35		February 2011
John McVoy	AML	Re-elected by	AML Compliance Officer and Privacy Officer, the Advisor since June 2010; AML Compliance
777 East Wisconsin Avenue	Compliance	Board annually;	Officer - Trust & Securities, U.S. Bancorp (August 2008-May 2010); Law Clerk, First American
Milwaukee, WI 53202	Officer	Since	Fund Advisors (May 2007-September 2007)
Age: 27		August 2010
Andrew D. Ketter	Assistant	Re-elected by	First Vice President and Associate General Counsel, the Advisor since September 2010; Associate,
777 East Wisconsin Avenue	Secretary	Board annually;	Quarles & Brady LLP, a law firm (September 2002-August 2010)
Milwaukee, WI 53202		Since
Age: 37		February 2011

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD FIXED INCOME FUNDS

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”) met on August 16, 2011 to consider the annual renewal of the investment advisory agreement with Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) for management of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds (collectively, the “Funds”), which are mutual fund series or portfolios of the Corporation.  The Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, memoranda provided by outside legal counsel and the Secretary of the Funds discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the investment advisory agreement, information in response to requests from the Board, including the directors who are not “interested persons” of the Company or the Advisor within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Directors”), from the Advisor (including the Advisor’s Form ADV, Form BD and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2011, management fees and expense ratios, and other pertinent information.  The Board also discussed relevant case law, including the Supreme Court’s decision in Jones v. Harris Associates, L.P.

The Independent Directors met separately in executive session with Fund legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response with the President of the Funds.  The Board also reviewed a summary of the Advisor’s risk management tools and process.  The Board also received information periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Advisor has approximately $16 billion of assets under discretionary management and has strong relationships with numerous institutional accounts.  The Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD FIXED INCOME FUNDS (cont.)

transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds’ other service providers.  In addition, the Board considered that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of the Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class shares, respectively.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2011 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board concluded that the Funds had performed extremely well over most time periods and had achieved consistent performance results.  While the Intermediate Municipal Bond Fund has trailed its benchmark index in certain periods, the Board noted that the Fund did not hold the lower quality bonds that had outperformed higher quality bonds in recent years due to the Advisor’s disciplined risk management process, and referred to the Advisor’s commentary in this regard.  The Board also noted that each of the Funds (both Institutional and Investor Class shares) had outperformed its Lipper peer group average over most time periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Lipper category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million.  The Board noted and discussed the extent of the significant additional services provided to the Funds that the Advisor did not provide in

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD FIXED INCOME FUNDS (cont.)

the other advisory relationships.  Those services included certain administrative services, oversight of the Funds’ other service providers, director support, risk management, regulatory compliance and various other services.  The Board also reviewed sub-advisory fees paid to the Advisor under sub-advisory arrangements with two unaffiliated mutual funds, noting that the sub-advisory services were limited to asset management and that the Advisor provided numerous other services under the advisory agreement with the Funds and, accordingly, that the sub-advisory fees were expected to be lower than the Funds’ advisory fees.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee and the Advisor incurred all of the other expenses on behalf of each Fund and that Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee.  The Board noted that for the past fiscal year, the Advisor had incurred significantly more in expenses under the Administration Agreement than it received in administrative fees.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also reviewed a report regarding revenue sharing payments, noting that any payments by the Advisor to third party platforms were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor essentially bears all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

The directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds

The Board noted that the Advisor does not have any soft dollar arrangements and does not realize any other tangible benefits in connection with its management of the Funds.  The Board believed that the Funds generally benefit from their association with the Advisor and the use of the “Baird” name.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund were 7.54%, 4.45%, 9.06% and 3.44%, respectively.

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BAIRD FUNDS, INC.
PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 13th Floor
Chicago, IL 60604

Annual Report - Baird Funds

December 31, 2011

Baird LargeCap Fund
Baird MidCap Fund

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds, Inc.
1-866-442-2473
www.bairdfunds.com

February 28, 2012

Dear Shareholder,

Our equity portfolio management team adds long-term value with its quality conscious investment management approach.  While equity returns for investors in 2011 were modest, we are pleased with the performance of the Funds in 2011, notably our MidCap product, which offered exceptional performance.

We thank you for your continued investment in Baird Funds.  Steady inflows into the Baird Funds family have increased total net assets to $5.5 billion at the end of 2011, an increase of more than 15% over the prior year-end.  We’ve built our reputation on employing a risk controlled process in our approach to investment decision making and portfolio management.  Our long-term success is a testament to this.

On the following pages, we review the equity market in 2011 and the performance and composition of each of the Baird MidCap and LargeCap Funds.

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals and we welcome the opportunity to continue to serve you.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2011 Economic and Stock Market Commentary

Equities produced a strong rally in the fourth quarter, which helped stock market averages recover from a challenging late summer retreat to finish the year with modest gains.  The broad-based S&P 500 index rose 2.1% for all of 2011, while the Dow Jones Industrial Average advanced 8.4%.  In general, larger stocks fared better than smaller and mid cap companies as evidenced by the Russell 1000® Growth index, which advanced 2.6% compared to the Russell Midcap® Growth Index decline of 1.7%.

The somewhat muted market returns experienced by investors in 2011 belied the volatility during the course of the year.  A robust start to the year pushed the S&P 500 index up over 8% into late spring.  However, the headwinds of sovereign debt crises, slowing economic growth and negative political discourse caught up with the stock market during the third quarter of 2011.  The fundamental performance of companies across most sectors, as reflected in second quarter earnings reported in July, did not foreshadow the surge in market volatility or the accompanying drop in equity prices.  A broad sell-off lasting most of the quarter coincided with the contentious U.S. debt-ceiling debate and subsequent ratings downgrade that affected stocks, commodities and other riskier assets.

The pause in economic activity was short-lived, and a series of encouraging economic releases were enough to change the direction of equities in the fourth quarter.  Most domestic equity indices posted double digit returns in the year’s final three months as the U.S. economy strengthened and corporate profits continued to march higher.

Sector performance within the broad S&P 500 index was varied.  As one might expect during a period of slowing economic growth and heightened uncertainty, more defensive areas of the market, including consumer staples and health care, outperformed.  Sectors with more cyclical earnings streams such as materials, financials, and industrials lagged the market.  It was also a period where the perceived safety of size outperformed smaller and mid-sized companies.

Economic Outlook

As we flip the calendar to a new year, it is our belief that macroeconomic factors will again dominate the investment landscape.  Sovereign debt and banking crises, central bank decisions, and global politics are front and center in the minds of investors, and rightly so.  Resolution and clarity would be welcome – potentially lifting both spirits and earnings multiples for shareholders.  Fortunately, domestic company fundamentals generally remain rather positive, providing some degree of comfort.

European sovereign debt challenges have been intensely discussed and debated with steps taken, but few concrete accomplishments.  Because so much country debt is held by the banking system, it is difficult to structure a solution that requires austerity measures, asset write-downs and capital raising without inducing at least a modest recession in Europe.  The stronger northern economies (i.e., Germany and France) are being pressured to provide the lifelines necessary to manage the debt situation.  Recapitalizing the banks will possibly require TARP-like

2011 Economic and Stock Market Commentary

financing.  These are big, but not impossible tasks.  We are closely monitoring our companies with European exposure with an eye to further reducing position sizes where appropriate.

The Chinese central bank maintained a restrictive monetary policy through much of the past year in order to reduce raw material and real estate inflation.  Those efforts have largely been successful, but have slowed GDP growth to a rate below their stated goals.  It is not outside the realm of possibility that the breaking mechanism is reversed in 2012.  This change would provide welcome relief for many companies that generate revenues and profits from that important growth economy.

Aside from our country’s own debt and budget situation, 2012 is a Presidential election year.  Uncertainty regarding the path of key issues including tax policy, federal budget cuts, and entitlement reform may be with us for much of 2012, and may well keep a lid on stocks.  In sum, risks remain elevated and we have positioned the portfolios accordingly.  Better clarity and confidence would make for a more favorable investing climate, and should the winds begin shifting to our back, we will adjust to an improved investing environment.

Baird LargeCap Fund

December 31, 2011

Portfolio Managers’ Commentary

For the year ended December 31, 2011, the Baird LargeCap Fund Institutional Class posted a decline of 2.34% (-2.58% for the Investor Class), as compared to a return of 2.64% for the Russell 1000® Growth Index, the LargeCap Fund’s primary benchmark.

We can attribute the Fund’s underperformance to two themes.  First, we were positioned for an economic recovery which was highlighted by heavier weights in the industrial, energy and materials sectors.  This positioning proved a drag on performance during 2011 as the slowdown in economic data and the negative impact from the U.S. budget debate called for a more defensive stance.

The second performance headwind arose from the market cap profile of the Fund, which was smaller than the benchmark, as there was a clear relationship between size and performance during the year.  When broken down into quintiles, the benchmark’s largest market cap group produced a collective return that far exceeded the benchmark, while companies generally underperformed in the lower three market cap quintiles.

Our investment strategy is focused on identifying large cap companies in the earlier part of their life cycle (generally having market capitalizations that are smaller than the benchmark average) where we believe there remains a meaningful runway for attractive growth.  The strategy is simply an effort to keep the collective portfolio away from the law of large numbers, which eventually affects the growth rate of the biggest and most well known businesses.  However, in periods of significant market volatility, our strategy can struggle on a relative basis as size and liquidity become key investment themes and investor time horizons shrink.

We saw the size theme most notably in technology where the Fund’s holdings drove the largest underperformance during the year.  While the Fund was essentially equal in weight compared to the benchmark, the composition was much different.  During the year, the five largest technology companies accounted for nearly 15% of the Russell 1000® Growth Index.  The Fund had exposure to three of these names, Apple, Oracle and Google, but their collective weight was approximately 60% that of the benchmark.

The most difficult sectors from a relative performance standpoint were technology as discussed, as well as industrials, consumer discretionary, financial services, and energy.  The more cyclical nature of many of the businesses in these sectors was challenged by the slower pace of economic growth in 2011.  As a case in point, while we saw continued solid fundamental performance from the Fund’s industrial companies, concerns about the global economy pressured valuation levels in this sector.  We continue to have confidence in our view that companies in the sector will produce favorable earnings growth in the coming year.

The highlight of the year was the strength in the materials sector as well as the Fund’s health care holdings.  Our pursuit of less commodity-exposed businesses in the materials sector proved beneficial.  We lean toward quality companies that, although impacted by the economy, are not tied to the price level of a particular commodity.  Performance in health care was encouraging after a difficult 2010.  Good stock selection offset the challenges of

Baird LargeCap Fund

December 31, 2011

a slowdown in medical procedures and pressure on overall utilization of services.  Market volatility may present opportunities in the sector, which we will weigh carefully given the overhang that remains as the economy gradually recovers and the coming reform of the health care system.

The Fund’s performance was clearly impacted by the portfolio’s positioning for more robust economic activity and the lower average market cap position relative to the target benchmark.  Our focus will remain on executing our investment process and expending energy on the things we can control – identifying and investing in what we believe are good businesses, properly allocating capital across sectors and aligning position sizes to account for risk and reward for clients.  We are confident that our investment process is sound and our strategy will add long-term value for clients.

Portfolio Managers:

Douglas E. Guffy
Kenneth M. Hemauer, CFA

Baird LargeCap Fund

A December 31, 2011 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 1000® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Apple Inc.	5.9%
Praxair, Inc.	3.8%
Danaher Corporation	3.5%
Emerson Electric Company	3.2%
Occidental Petroleum Corporation	3.0%
Cognizant Technology
Solutions Corporation – Class A	2.8%
Fastenal Company	2.8%
C.H. Robinson Worldwide, Inc.	2.8%
O’Reilly Automotive, Inc.	2.7%
Core Laboratories N.V.	2.6%

Net Assets:	$20,641,186
Portfolio Turnover Rate:	38.2%
Number of Equity Holdings:	54

Annualized Portfolio Expense Ratio:***
INSTITUTIONAL CLASS:	0.75%
INVESTOR CLASS:	1.00%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2011.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2011, and may not add up to 100% due to rounding.
***
The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2013.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird LargeCap Fund

Average Annual Total Returns

				Since
For the Periods Ended December 31, 2011	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	-2.34%	0.70%	0.50%	-0.85%
Investor Class Shares	-2.58%	0.47%	0.25%	-1.10%
Russell 1000® Growth Index(2)	2.64%	2.50%	2.60%	-1.87%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2011.
(2)
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund

Schedule of Investments December 31, 2011

Shares		Value
COMMON STOCKS – 98.8%

Aerospace & Defense – 2.0%
2,475	Precision Castparts Corp.	$407,855

Air Freight & Logistics – 2.8%
8,282	C.H. Robinson
	Worldwide, Inc.	577,918

Auto Components – 2.3%
15,450	Johnson Controls, Inc.	482,967

Capital Markets – 2.2%
4,816	State Street Corporation	194,133
4,489	T. Rowe Price Group, Inc.	255,649
		449,782
Chemicals – 3.8%
7,250	Praxair, Inc.	775,025

Commercial Banks – 0.6%
2,175	PNC Financial
	Services Group, Inc.	125,432

Commercial Services & Supplies – 2.1%
5,625	Stericycle, Inc.*	438,300

Communications Equipment – 3.5%
800	F5 Networks, Inc.*	84,896
5,825	Juniper Networks, Inc.*	118,888
6,325	QUALCOMM
	Incorporated	345,977
7,075	Riverbed Technology, Inc.*	166,263
		716,024
Computers & Peripherals – 8.7%
2,985	Apple Inc.*	1,208,925
22,950	EMC Corporation*@	494,343
2,300	NetApp, Inc.*	83,421
		1,786,689
Electrical Equipment – 3.2%
14,300	Emerson
	Electric Company	666,237

Electronic Equipment, Instruments
& Components – 1.3%
7,550	Agilent
	Technologies, Inc.*	263,722

Energy Equipment & Services – 7.1%
4,746	Core Laboratories N.V. f @	540,807
5,250	Oceaneering
	International, Inc.	242,183
4,687	Schlumberger Limited f @	320,169
7,225	Tidewater Inc.	356,192
		1,459,351
Food & Staples Retailing – 2.6%
7,725	Whole Foods
	Market, Inc.@	537,506

Health Care Equipment
& Supplies – 2.4%
1,065	Intuitive Surgical, Inc.*	493,106

Health Care Providers & Services – 2.5%
11,625	Express Scripts, Inc.*@	519,521

Insurance – 1.2%
5,525	Aflac, Inc.@	239,012

Internet & Catalog Retail – 1.8%
2,183	Amazon.com, Inc.*	377,877

Internet Software & Services – 4.1%
8,050	Akamai Technologies, Inc.*	259,854
718	Baidu, Inc.* f	83,625
783	Google, Inc. – Class A*	505,740
		849,219
IT Services – 4.3%
9,100	Cognizant Technology
	Solutions Corporation –
	Class A*	585,221
840	MasterCard, Inc. – Class A	313,169
		898,390

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund

Schedule of Investments December 31, 2011

Shares		Value

COMMON STOCKS – 98.8% (cont.)

Machinery – 6.6%
3,850	Caterpillar Inc.	$348,810
15,234	Danaher Corporation	716,607
8,050	PACCAR Inc.	301,634
		1,367,051
Media – 1.9%
8,975	DIRECTV*@	383,771

Metals & Mining – 0.6%
3,375	Freeport-McMoRan
	Copper & Gold Inc.	124,166

Multiline Retail – 2.1%
10,765	Dollar General
	Corporation*	442,872

Oil, Gas & Consumable Fuels – 7.9%
4,000	Continental
	Resources, Inc.*@	266,840
3,625	Noble Energy, Inc.	342,164
6,572	Occidental Petroleum
	Corporation	615,796
2,925	QEP Resources, Inc.	85,702
9,775	Southwestern
	Energy Company*	312,214
		1,622,716
Pharmaceuticals – 3.9%
6,000	Allergan, Inc.@	526,440
2,850	Perrigo Company@	277,305
		803,745
Semiconductors &
Semiconductor Equipment – 1.1%
6,365	Altera Corporation	236,141

Software – 6.4%
5,225	Citrix Systems, Inc.*	317,262
16,175	Oracle Corporation	414,889
3,100	Red Hat, Inc.*	127,999
4,460	Salesforce.com, Inc.*@	452,511
		1,312,661
Specialty Retail – 7.0%
14,450	Dick’s Sporting
	Goods, Inc.	532,916
7,025	O’Reilly Automotive, Inc.*	561,649
2,225	Tractor Supply Company	156,083
7,200	Urban Outfitters, Inc.*	198,432
		1,449,080
Trading Companies & Distributors – 2.8%
13,269	Fastenal Company@	578,661
	Total Common Stocks
	(Cost $16,083,686)	20,384,797

SHORT-TERM INVESTMENTS – 1.2%

Money Market Mutual Fund – 1.2%
251,768	Short-Term Investments
	Trust – Liquid Assets
	Portfolio, 0.16%«	251,768
	Total Short-Term
	Investments
	(Cost $251,768)	251,768

Principal
Amount
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 17.9%

Commercial Paper – 0.5%
$159,452	Atlantic East
	Funding LLC,
	0.61%, 03/25/2012†**	99,579
	Total Commercial Paper
	(Cost $159,452)	99,579

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund

Schedule of Investments December 31, 2011

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 17.9% (cont.)

Investment Companies – 17.4%
3,591,681	Mount Vernon Securities
Lending Trust Prime
Portfolio, 0.23%«	$3,591,681
Total Investment
Companies
(Cost $3,591,681)	3,591,681
Total Investments Purchased
With Cash Proceeds From
Securities Lending
(Cost $3,751,133)	3,691,260
Total Investments
(Cost $20,086,587) –
117.9%	24,327,825

Asset Relating to Securities
Lending Investments – 0.3%
Support Agreement*a **†	59,873
Total (Cost $0)	59,873
Liabilities in Excess of
Other Assets – (18.2)%	(3,746,512)
TOTAL NET
ASSETS – 100.0%	$20,641,186

Notes to Schedule of Investments
*	Non-Income Producing
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2011.
f	Foreign Security
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund

Schedule of Investments December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$20,384,797	$—	$—	$20,384,797
Total Equity	20,384,797	—	—	20,384,797
Short-Term Investments
Money Market Mutual Fund	251,768	—	—	251,768
Total Short-Term Investments	251,768	—	—	251,768
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	99,579	—	99,579
Money Market Mutual Fund	3,591,681	—	—	3,591,681
Total Investments Purchased with Cash
Proceeds from Securities Lending	3,591,681	99,579	—	3,691,260
Total Investments*	$24,228,246	$99,579	$—	$24,327,825
Asset Relating to Securities Lending Investments	$—	$59,873	$—	$59,873

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

Baird MidCap Fund

December 31, 2011

Portfolio Managers’ Commentary

For the year ended December 31, 2011, the Baird MidCap Fund Institutional Class posted a total return of 5.19% (4.93% for the Investor Class), as compared to a decline of 1.65% for the Russell MidCap® Growth Index, the MidCap Fund’s primary benchmark.

As we assess the strong relative performance for the year we note the impact of good stock picking in multiple sectors and the benefit of owning quality companies in a year characterized by periods of meaningful uncertainty.  The Fund’s holdings in the energy, materials, and consumer discretionary sectors enjoyed the strongest returns during the year.  The financial services and technology sectors also contributed to outperformance.  Companies with strong earnings, cash flow, and superior balance sheets continued to be rewarded.

While the Fund carried a modest pro-cyclical stance during the course of 2011, sector weight remained well-balanced and in a tight range when compared to the benchmark.  We deem this prudent, as we worry that the improved economic conditions of the fourth quarter may fade somewhat in the New Year.  This concern is especially true for the first six months, as earnings comparisons will be more challenging and global growth, particularly in Europe, will decline further.

The Fund’s holdings of consumer discretionary stocks produced broad strength, which in our view were a reflection of solid earnings growth and the more domestic nature of the businesses.  Despite persistently high unemployment, consumer spending has churned to higher levels and is now above its prior peak.  Several of the Fund’s retailing stocks have grown square footage at well over 10%, and when coupled with same store sales of mid single digits, above average earnings growth is achieved.  This type of financial performance was rewarded in 2011.

Of particular note was the strength from the Fund’s energy holdings, despite the fact that stock performance in this sector is closely tied to the price of the underlying commodities.  The bulk of the sector is made up of businesses providing services and equipment.  We believe those companies benefit from the overall strength of energy industry spending on new drilling activity, as well as upgrading and replacing equipment.  The Fund also benefitted from holding an exploration and development company possessing significant acreage and production in the Marcellus shale formation in the eastern U.S.

The positive impact of the Fund’s basic materials holdings was a function of our more conservative holdings.  The businesses models we focus on were not as affected by economic uncertainty as we tend to shy away from those that are tied more directly to commodity prices such as chemical, building material, and fertilizer companies.  This was particularly true of our holdings in distribution companies, which benefit from higher demand for their products but are somewhat more immune from the price volatility of the underlying commodities.

Baird MidCap Fund

December 31, 2011

The Fund’s holdings of industrial companies lagged slightly during the year.  The sector remained modestly overweight in the Fund but several positions were trimmed mid-year as earnings comparisons became more difficult and the risks of a European recession became evident.  We remain confident in the business models in this sector.

The more defensive nature of health care businesses and a meaningful slowdown in medical procedures as well as pressure on overall utilization of services continued as a theme during 2011.  These issues negatively impacted earnings multiples and share prices.  We remained underweight the sector for the majority of the year, but the Fund benefitted from the introduction of several new stocks in the areas of prescription benefit management, generic products, and biotechnology.

The MidCap Fund remained consistently positioned in favor of high-quality names that deliver attractive returns with lower volatility for the Fund than for our target index.  We have positioned the Fund for the continued domestic economic growth we expect in 2012, with attention to particular businesses that should demonstrate better profitability and stronger growth than peers.  We believe in our strategy of focusing on high quality business models and controlling risk, and we will continue to work our investment philosophy and process.

Portfolio Managers:

Kenneth M. Hemauer, CFA
Charles F. Severson, CFA

Baird MidCap Fund

A December 31, 2011 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Oceaneering International, Inc.	2.9%
Plantronics, Inc.	2.5%
Microchip Technology Incorporated	2.4%
Roper Industries, Inc.	2.4%
Fastenal Company	2.3%
ANSYS, Inc.	2.3%
Catalyst Health Solutions, Inc.	2.2%
Perrigo Company	2.1%
Digital Realty Trust, Inc.	2.1%
Church & Dwight Co., Inc.	2.1%

Net Assets:	$43,461,051
Portfolio Turnover Rate:	44.8%
Number of Equity Holdings:	55

Annualized Portfolio Expense Ratio:***
INSTITUTIONAL CLASS:	0.85%
INVESTOR CLASS:	1.10%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2011.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2011, and may not add up to 100% due to rounding.
***
The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2013.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Baird MidCap Fund

Average Annual Total Returns

				Since
For the Periods Ended December 31, 2011	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	5.19%	5.89%	5.77%	4.34%
Investor Class Shares	4.93%	5.64%	5.53%	4.10%
Russell Midcap® Growth Index(2)	-1.65%	2.44%	5.29%	2.43%

(1)	For the period from December 29, 2000 (commencement of operations) through December 31, 2011.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund

Schedule of Investments December 31, 2011

Shares		Value
COMMON STOCKS – 93.6%

Auto Components – 1.8%
25,805	Gentex Corporation	$763,570

Automobiles – 1.7%
18,995	Harley-Davidson, Inc.@	738,336

Biotechnology – 1.5%
8,898	Alexion
	Pharmaceuticals, Inc.*	636,207

Capital Markets – 3.9%
4,595	Affiliated Managers
	Group, Inc.*	440,890
13,493	Greenhill & Co., Inc.@	490,740
37,805	Invesco Limited f	759,503
		1,691,133
Chemicals – 3.5%
10,670	Airgas, Inc.	833,114
12,350	Ecolab, Inc.@	713,953
		1,547,067
Commercial Banks – 1.0%
21,900	East West Bancorp, Inc.	432,525

Commercial Services & Supplies – 1.7%
9,385	Stericycle, Inc.*	731,279

Communications Equipment – 3.7%
30,140	Plantronics, Inc.	1,074,190
22,565	Riverbed Technology, Inc.*	530,277
		1,604,467
Containers & Packaging – 1.8%
14,707	AptarGroup, Inc.	767,264

Electrical Equipment – 3.8%
8,395	Rockwell Automation, Inc.	615,941
11,837	Roper Industries, Inc.	1,028,280
		1,644,221
Electronic Equipment, Instruments
& Components – 4.6%
21,345	Agilent Technologies, Inc.*	745,581
23,010	Plexus Corp.*	630,014
14,900	Trimble
	Navigation Limited*	646,660
		2,022,255
Energy Equipment & Services – 7.7%
6,780	Core Laboratories N.V. f @	772,581
16,870	Dresser-Rand Group, Inc.*	841,982
26,911	Oceaneering
	International, Inc.@	1,241,404
16,345	Rowan Companies, Inc.*	495,744
		3,351,711
Food Products – 1.9%
16,412	McCormick &
	Co, Incorporated	827,493

Health Care Providers & Services – 2.2%
18,115	Catalyst Health
	Solutions, Inc.*	941,980

Health Care Technology – 0.9%
6,650	Cerner Corporation*	407,312

Hotels Restaurants & Leisure – 3.6%
12,658	Buffalo Wild Wings Inc.*@	854,542
38,750	InterContinental
	Hotels Group PLC ADR f	697,112
		1,551,654
Household Products – 2.1%
19,676	Church & Dwight
	Co., Inc.@	900,374

IT Services – 3.6%
7,935	Alliance Data Systems
	Corporation*@	823,970
15,060	Teradata Corporation*@	730,561
		1,554,531
Life Sciences Tools & Services – 1.3%
32,681	ICON PLC – ADR* f	559,172

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Schedule of Investments December 31, 2011

Shares		Value
COMMON STOCKS – 93.6% (cont.)

Machinery – 4.9%
27,985	Actuant Corporation@	$634,980
6,680	Joy Global Inc.	500,799
6,410	Navistar International
	Corporation*	242,811
17,085	WABCO Holdings Inc.*	741,489
		2,120,079
Multiline Retail – 1.8%
19,195	Dollar General
	Corporation*	789,682

Office Electronics – 1.8%
21,535	Zebra Technologies
	Corporation*	770,522

Oil, Gas & Consumable Fuels – 3.1%
11,065	Cabot Oil &
	Gas Corporation	839,834
10,635	Whiting Petroleum
	Corporation*	496,548
		1,336,382
Pharmaceuticals – 2.1%
9,660	Perrigo Company@	939,918

Professional Services – 1.1%
13,010	Manpower Inc.	465,107

Real Estate Investment
Trust (REIT) – 2.1%
13,565	Digital Realty Trust, Inc.@	904,379

Road & Rail – 1.8%
17,070	J.B. Hunt Transport
	Services, Inc.	769,345

Semiconductors &
Semiconductor Equipment – 4.2%
21,250	Altera Corporation	788,375
28,863	Microchip Technology
	Incorporated@	1,057,252
		1,845,627
Software – 4.1%
17,300	ANSYS, Inc.*	990,944
12,885	Citrix Systems, Inc.*	782,377
		1,773,321
Specialty Retail – 9.2%
23,111	Dick’s Sporting
	Goods, Inc.	852,334
10,865	O’Reilly Automotive, Inc.*	868,657
10,846	Tractor Supply Company	760,847
12,500	Ulta Salon, Cosmetics
	& Fragrance, Inc.*	811,500
25,794	Urban Outfitters, Inc.*	710,882
		4,004,220
Textiles, Apparel & Luxury Goods – 0.8%
5,145	Under Armour,
	Inc. – Class A*	369,360

Trading Companies & Distributors – 4.3%
22,917	Fastenal Company@	999,410
13,615	Watsco, Inc.@	893,961
		1,893,371
	Total Common Stocks
	(Cost $33,051,687)	40,653,864

SHORT-TERM INVESTMENTS – 6.2%

Money Market Mutual Funds – 6.2%
1,895,725	Dreyfus Institutional
	Cash Advantage
	Fund, 0.06%«	1,895,725
800,000	Short-Term Investments
	Trust – Liquid Assets
	Portfolio, 0.16%«	800,000
	Total Short-Term
	Investments
	(Cost $2,695,725)	2,695,725

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Schedule of Investments December 31, 2011

Principal
Amount		Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 17.0%

Commercial Paper – 0.3%
$224,461	Atlantic East
	Funding LLC,
	0.61%, 03/25/2012†**	$140,178
	Total Commercial Paper
	(Cost $224,461)	140,178

Shares
Investment Companies – 16.7%
7,260,199	Mount Vernon Securities
	Lending Trust Prime
	Portfolio, 0.23%«	7,260,199
	Total Investment
	Companies
	(Cost $7,260,199)	7,260,199
	Total Investments Purchased
	With Cash Proceeds From
	Securities Lending
	(Cost $7,484,660)	7,400,377
	Total Investments
	(Cost $43,232,072) –
	116.8%	50,749,966

Asset Relating to Securities
Lending Investments – 0.2%
	Support Agreement*a **†	84,283
	Total (Cost $0)	84,283
	Liabilities in Excess of
	Other Assets – (17.0)%	(7,373,198)
	TOTAL NET
	ASSETS – 100.0%	$43,461,051
Notes to Schedule of Investments
ADR  American Depository Receipt
*	Non-Income Producing
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2011.
f	Foreign Security
«	7-Day Yield
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

Industry classifications shown in the Schedule of Investments are based on the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Summary of Fair Value Exposure at December 31, 2011

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Management has determined that these standards have no material impact on the Funds’ financial statements.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$40,653,864	$—	$—	$40,653,864
Total Equity	40,653,864	—	—	40,653,864
Short-Term Investments
Money Market Mutual Funds	2,695,725	—	—	2,695,725
Total Short-Term Investments	2,695,725	—	—	2,695,725
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	140,178	—	140,178
Money Market Mutual Fund	7,260,199	—	—	7,260,199
Total Investments Purchased with
Cash Proceeds from Securities Lending	7,260,199	140,178	—	7,400,377
Total Investments*	$50,609,788	$140,178	$—	$50,749,966
Asset Relating to Securities Lending Investments	$—	$84,283	$—	$84,283

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of current assigned levels within the hierarchy.  There were no significant transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2011

Example
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11 – 12/31/11).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2011

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2011

					Hypothetical (5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/11	12/31/11	Period(1)	12/31/11	Period(1)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$931.80	$3.65	$1,021.42	$3.82
Investor Class	1.00%	$1,000.00	$930.30	$4.87	$1,020.16	$5.09

Baird MidCap Fund
Institutional Class	0.85%	$1,000.00	$953.10	$4.18	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$951.80	$5.41	$1,019.66	$5.60

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Baird Funds, Inc.

Statements of Assets and Liabilities December 31, 2011

	Baird	Baird
	LargeCap Fund	MidCap Fund
ASSETS:
Investments, at value (cost $20,086,587 and $43,232,072, respectively)*	$24,327,825	$50,749,966
Support Agreement (Note 6)	59,873	84,283
Dividends receivable	19,816	20,196
Interest receivable	31	176
Receivable for investments sold	105,963	—
Receivable for fund shares sold	13,262	139,627
Uninvested cash	249	503
Prepaid expenses	10,015	10,483
Total assets	24,537,034	51,005,234
LIABILITIES:
Payable for collateral received for securities loaned (Note 6)	3,751,382	7,485,163
Payable for securities purchased	103,493	—
Payable to Advisor and Distributor	1,622	16,503
Accrued expenses and other liabilities	39,351	42,517
Total liabilities	3,895,848	7,544,183
NET ASSETS	$20,641,186	$43,461,051
NET ASSETS CONSIST OF:
Capital stock	$19,776,446	$35,822,291
Accumulated undistributed net investment income	53	—
Accumulated net realized gain (loss) on investments sold	(3,436,424)	36,583
Net unrealized appreciation on investments and support agreement	4,301,111	7,602,177
NET ASSETS	$20,641,186	$43,461,051
INSTITUTIONAL CLASS SHARES
Net Assets	$20,485,829	$40,880,008
Shares outstanding ($0.01 par value, unlimited shares authorized)	2,351,402	4,097,047
Net asset value, offering and redemption price per share	$8.71	$9.98
INVESTOR CLASS SHARES
Net Assets	$155,357	$2,581,043
Shares outstanding ($0.01 par value, unlimited shares authorized)	17,896	267,314
Net asset value, offering and redemption price per share	$8.68	$9.66

*Includes securities out on loan to brokers with a market value of $3,611,399 and $7,212,293, respectively.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Operations Year Ended December 31, 2011

	Baird	Baird
	LargeCap Fund	MidCap Fund
INVESTMENT INCOME:
Dividends (net of foreign taxes or issuance fees
withheld of $1,041 and $1,448, respectively)	$189,408	$272,833
Income from securities lending (Note 6)	6,425	12,488
Interest	604	1,888
Other income	—	54
Total investment income	196,437	287,263
EXPENSES:
Investment advisory fees	146,615	286,318
Administration fees	4,059	6,699
Shareholder servicing fees	15,330	18,670
Fund accounting fees	22,165	23,604
Professional fees	29,195	29,195
Federal and state registration	37,272	38,195
Directors fees	43,795	43,795
Custody fees	2,077	6,627
Reports to shareholders	4,147	6,756
Distribution fees – Investor Class Shares (Note 8)	396	3,543
Miscellaneous expenses	780	930
Total expenses	305,831	464,332
Expense reimbursement by Advisor (Note 5)	(136,264)	(136,295)
Total expenses	169,567	328,037
NET INVESTMENT INCOME (LOSS)	26,870	(40,774)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,579,463	3,717,798
Change in unrealized appreciation/depreciation on investments
and support agreement	(2,097,553)	(1,766,260)
Net realized and unrealized gain (loss) on investments	(518,090)	1,951,538
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(491,220)	$1,910,764

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird LargeCap Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$26,870	$27,834
Net realized gain on investments	1,579,463	541,152
Change in unrealized appreciation/depreciation
on investments and support agreement	(2,097,553)	3,040,877
Net increase (decrease) in net assets from operations	(491,220)	3,609,863

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,788,450	1,834,410
Shares issued to holders in reinvestment of dividends	26,756	19,011
Cost of shares redeemed	(5,196,123)	(2,992,605)
Net decrease in net assets resulting
from capital share transactions	(2,380,917)	(1,139,184)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(26,841)	(19,202)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,898,978)	2,451,477

NET ASSETS:
Beginning of year	23,540,164	21,088,687
End of year (including undistributed
net investment income of $53 and $27, respectively)	$20,641,186	$23,540,164

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird MidCap Fund
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment loss	$(40,774)	$(32,176)
Net realized gain on investments	3,717,798	2,878,157
Change in unrealized appreciation/depreciation
on investments and support agreement	(1,766,260)	4,470,072
Net increase in net assets from operations	1,910,764	7,316,053

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,352,599	4,145,696
Shares issued to holders in reinvestment of dividends	2,310,237	—
Cost of shares redeemed	(4,282,939)	(4,001,060)
Net increase in net assets resulting
from capital share transactions	9,379,897	144,636

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net realized gains	(2,240,606)	—

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net realized gains	(140,127)	—

TOTAL INCREASE IN NET ASSETS	8,909,928	7,460,689

NET ASSETS:
Beginning of year	34,551,123	27,090,434
End of year (including undistributed net investment
income of $0 and $0, respectively)	$43,461,051	$34,551,123

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird LargeCap Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$8.93	$7.57	$5.59	$9.33	$8.53
Income from investment operations:
Net investment income	0.01	0.01	0.03	0.03	0.02
Net realized and unrealized
gains (losses) on investments	(0.22)	1.36	1.98	(3.74)	0.80
Total from investment operations	(0.21)	1.37	2.01	(3.71)	0.82
Less distributions:
Distributions from net investment income	(0.01)	(0.01)	(0.03)	(0.03)	(0.02)
Net asset value, end of year	$8.71	$8.93	$7.57	$5.59	$9.33
Total return	(2.34%)	18.06%	36.27%	(39.88%)	9.63%
Supplemental data and ratios:
Net assets, end of year	$20,485,829	$23,399,325	$20,741,302	$16,349,025	$27,644,009
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.35%	1.40%	1.39%	1.17%	1.10%
Ratio of net investment income
to average net assets	0.12%	0.14%	0.46%	0.32%	0.25%
Ratio of net investment loss
to average net assets (before waivers)	(0.48%)	(0.51%)	(0.18%)	(0.10%)	(0.10%)
Portfolio turnover rate(1)	38.2%	52.0%	58.7%	43.0%	72.2%

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird LargeCap Fund – Investor Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$8.91	$7.56	$5.59	$9.29	$8.50
Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.02	0.00 (1)	0.00 (1)
Net realized and unrealized
gains (losses) on investments	(0.22)	1.37	1.97	(3.70)	0.79
Total from investment operations	(0.23)	1.35	1.99	(3.70)	0.79
Less distributions:
Distributions from net investment income	—	—	(0.02)	—	—
Net asset value, end of year	$8.68	$8.91	$7.56	$5.59	$9.29
Total return	(2.58%)	17.86%	35.79%	(39.94%)	9.29%
Supplemental data and ratios:
Net assets, end of year	$155,357	$140,839	$347,385	$261,198	$740,779
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.60%	1.65%	1.64%	1.42%	1.35%
Ratio of net investment income (loss)
to average net assets	(0.13%)	(0.11%)	0.21%	0.07%	0.00%
Ratio of net investment loss
to average net assets (before waivers)	(0.73%)	(0.76%)	(0.43%)	(0.35%)	(0.35%)
Portfolio turnover rate(2)	38.2%	52.0%	58.7%	43.0%	72.2%

(1)	Amount is less than $0.005.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird MidCap Fund – Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$10.04	$7.90	$5.63	$9.62	$9.33
Income from investment operations:
Net investment income (loss)(1)	(0.01)	(0.01)	0.02	0.01	(0.01)
Net realized and unrealized
gains (losses) on investments	0.54	2.15	2.27	(3.99)	1.99
Total from investment operations	0.53	2.14	2.29	(3.98)	1.98
Less distributions:
Distributions from net investment income	—	—	(0.02)	(0.01)	—
Distributions from net realized gains	(0.59)	—	—	—	(1.69)
Total distributions	(0.59)	—	(0.02)	(0.01)	(1.69)
Net asset value, end of year	$9.98	$10.04	$7.90	$5.63	$9.62
Total return	5.19%	27.09%	40.90%	(41.53%)	20.89%
Supplemental data and ratios:
Net assets, end of year	$40,880,008	$33,432,268	$25,513,554	$18,163,034	$36,616,547
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average
net assets (before waivers)	1.21%	1.30%	1.34%	1.19%	1.11%
Ratio of net investment income (loss)
to average net assets	(0.10%)	(0.10%)	0.25%	0.06%	(0.06%)
Ratio of net investment loss
to average net assets (before waivers)	(0.46%)	(0.55%)	(0.24%)	(0.28%)	(0.32%)
Portfolio turnover rate(2)	44.8%	62.7%	61.3%	74.0%	72.3%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird MidCap Fund – Investor Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, beginning of year	$9.76	$7.69	$5.49	$9.40	$9.17
Income from investment operations:
Net investment income (loss)(1)	(0.03)	(0.03)	0.00 (2)	(0.02)	(0.04)
Net realized and unrealized
gains (losses) on investments	0.52	2.10	2.21	(3.89)	1.96
Total from investment operations	0.49	2.07	2.21	(3.91)	1.92
Less distributions:
Distributions from net investment income	—	—	(0.01)	—	—
Distributions from net realized gains	(0.59)	—	—	—	(1.69)
Total distributions	(0.59)	—	(0.01)	—	(1.69)
Net asset value, end of year	$9.66	$9.76	$7.69	$5.49	$9.40
Total return	4.93%	26.92%	40.52%	(41.70%)	20.61%
Supplemental data and ratios:
Net assets, end of year	$2,581,043	$1,118,855	$1,576,880	$1,563,786	$4,783,844
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average
net assets (before waivers)	1.46%	1.55%	1.59%	1.44%	1.36%
Ratio of net investment income (loss)
to average net assets	(0.35%)	(0.35%)	0.00%	(0.19%)	(0.31%)
Ratio of net investment loss
to average net assets (before waivers)	(0.71%)	(0.80%)	(0.49%)	(0.53%)	(0.57%)
Portfolio turnover rate(3)	44.8%	62.7%	61.3%	74.0%	72.3%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

1.ORGANIZATION

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund and the Baird MidCap Fund (each a “Fund” and collectively the “Funds”), two of the seven series comprising the Corporation.  Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation.  The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee of 0.25%.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies.  Dividend income is a secondary consideration.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

On December 31, 2011, shareholders affiliated with the Advisor held 84% of the Institutional Class shares of the Baird LargeCap Fund and 36% of the Institutional Class shares of the Baird MidCap Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, Interactive Data Corporation (IDC), the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews.  In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium.  Investments in mutual funds are valued at their stated net asset value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRS”)” (ASU 2011-04). ASU 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

b)Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect those values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

by the Board of Directors.  All of the foreign securities owned by the Funds as of December 31, 2011 are traded directly on the New York Stock Exchange or NASDAQ or through an American Depository Receipt (ADR).

c)Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011, or for any other tax years which are open for exam. As of December 31, 2011, open tax years include the tax years ended December 31, 2008 through 2011. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

d)Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid annually.  Distributions of net realized gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

e)Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses, and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the series of the Corporation in proportion to their assets.

f)Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

BAIRD LARGECAP FUND

	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	310,586	$2,768,012	Shares sold	2,275	$20,438
Shares issued to
shareholders in
reinvestment of dividends	3,047	26,756
Shares redeemed	(581,336)	(5,194,653)	Shares redeemed	(180)	(1,470)
Net decrease	(267,703)	$(2,399,885)	Net increase	2,095	$18,968
Shares Outstanding:			Shares Outstanding:
Beginning of year	2,619,105		Beginning of year	15,801
End of year	2,351,402		End of year	17,896

	Year Ended			Year Ended
	December 31, 2010			December 31, 2010
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	231,994	$1,795,760	Shares sold	5,115	$38,650
Shares issued to
shareholders in
reinvestment of dividends	2,124	19,011
Shares redeemed	(355,005)	(2,730,847)	Shares redeemed	(35,252)	(261,758)
Net decrease	(120,887)	$(916,076)	Net decrease	(30,137)	$(223,108)
Shares Outstanding:			Shares Outstanding:
Beginning of year	2,739,992		Beginning of year	45,938
End of year	2,619,105		End of year	15,801

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD MIDCAP FUND
	Year Ended			Year Ended
	December 31, 2011			December 31, 2011
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	918,529	$9,487,425	Shares sold	187,694	$1,865,174
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	214,890	2,170,393	reinvestment of dividends	14,314	139,844
Shares redeemed	(364,653)	(3,784,255)	Shares redeemed	(49,311)	(498,684)
Net increase	768,766	$7,873,563	Net increase	152,697	$1,506,334
Shares Outstanding:			Shares Outstanding:
Beginning of year	3,328,281		Beginning of year	114,617
End of year	4,097,047		End of year	267,314

	Year Ended			Year Ended
	December 31, 2010			December 31, 2010
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	455,890	$3,935,728	Shares sold	24,937	$209,968
Shares redeemed	(358,437)	(3,077,251)	Shares redeemed	(115,309)	(923,809)
Net increase	97,453	$858,477	Net decrease	(90,372)	$(713,841)
Shares Outstanding:			Shares Outstanding:
Beginning of year	3,230,828		Beginning of year	204,989
End of year	3,328,281		End of year	114,617

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird
	LargeCap Fund	MidCap Fund
Purchases:	$8,521,303	$21,761,518
Sales:	$10,301,876	$16,629,744

The Baird LargeCap Fund and Baird MidCap Fund did not purchase or sell U.S. Government securities during the year ended December 31, 2011.

At December 31, 2011, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird
	LargeCap	MidCap
	Fund	Fund
Cost of Investments	$20,098,494	$43,364,740
Gross unrealized appreciation	$5,071,705	$9,447,340
Gross unrealized depreciation	(782,501)	(1,977,831)
Net unrealized appreciation	$4,289,204	$7,469,509
Undistributed ordinary income	$53	$—
Undistributed long-term capital gain	—	169,251
Total distributable earnings	$53	$169,251
Other accumulated losses	$(3,424,517)	$—
Total accumulated earnings	$864,740	$7,638,760

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2011, the following table shows the reclassification made:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid In Capital
Baird LargeCap Fund	$(3)	$3	$—
Baird MidCap Fund	40,774	—	(40,774)

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2011, the Baird LargeCap Fund and Baird MidCap Fund did not defer any capital losses occurring between November 1, 2011 and December 31, 2011.

At December 31, 2011, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover	Year of Expiration
Baird LargeCap Fund	$407,235	2016
	3,017,282	2017

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.  During the year ended December 31, 2011, the Baird LargeCap Fund and the Baird MidCap Fund utilized capital loss carryovers of $1,538,929 and $1,264,942, respectively.

RIC Modernization Act
On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Funds for the year ended December 31, 2011.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated investments companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

During the year ended December 31, 2011, the Funds paid the following dividends:

	Ordinary Income Dividends	Net Capital Gain
Baird LargeCap Fund	$26,841	$—
Baird MidCap Fund	—	2,380,733

During the year ended December 31, 2010, the Funds paid the following dividends:

Ordinary Income Dividends
Baird LargeCap Fund	$19,202
Baird MidCap Fund	—

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund and 0.75% for the Baird MidCap Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2011 and through April 30, 2013, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2011	2010	2009
Reimbursed / Absorbed Expenses Subject
to Recovery by Advisor Until:	2014	2013	2012
Baird LargeCap Fund	$136,264	$136,939	$118,040
Baird MidCap Fund	$136,295	$133,302	$110,382

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund and Baird MidCap Fund for the year ended December 31, 2011.

6.SECURITIES LENDING

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank N.A., the Funds’ custodian and an affiliate of the Funds’ transfer agent and administrator.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

6.SECURITIES LENDING (cont.)

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2011, the Baird LargeCap and Baird MidCap Funds had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of December 31, 2011, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird LargeCap Fund	$3,611,399	$3,751,382
Baird MidCap Fund	$7,212,293	$7,485,163

The Funds receive cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act), other than a legacy interest in Atlantic East Funding LLC.  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2011.

The Funds’ interest in Atlantic East Funding LLC is priced at fair value by the Valuation Committee of the Advisor. The fair value of the Funds’ interest in Atlantic East Funding LLC is based on the underlying market values of the securities owned by Atlantic East Funding LLC, which are determined by independent pricing sources.  In addition, the Funds’ transfer agent and administrator and securities lending agent entered into a support agreement with the Funds to cover potential losses realized by the Funds on their investment in Atlantic East Funding LLC (up to a certain amount). The amounts agreed to be provided to the Funds under the support agreement are shown in the Funds’ schedules of investments and statements of assets and liabilities.  At December 31, 2011, the fair value of the Funds’ interest in Atlantic East Funding LLC, plus the amounts payable under the support agreement, amounted to 100% of the outstanding par value of the Funds’ interest in Atlantic East Funding LLC.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2011 for the Baird LargeCap Fund and Baird MidCap Fund was $6,425 and $12,488, respectively.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2011

7.LINE OF CREDIT

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank.  The Bank charges interest at the Bank’s Prime Rate less 1% (weighted average rate of 2.25% during 2011).  For the year ended December 31, 2011, the Baird LargeCap Fund and the Baird MidCap Fund did not borrow on the LOC.

8.DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird LargeCap Fund and Baird MidCap Fund incurred $396 and $3,543, respectively, in fees pursuant to the Plan during the year ended December 31, 2011.

9.SUBSEQUENT EVENT

In preparing these financial statements, the Corporation has evaluated subsequent events after December 31, 2011.  There were no subsequent events since December 31, 2011 that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund and Baird MidCap Fund (two of the seven funds constituting Baird Funds, Inc.) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 28, 2012

Baird Funds, Inc.

Directors & Officers as of December 31, 2011

				Number of
				Portfolios	Other
	Positions	Term of Office	Principal	in Complex	Directorships
	Held with	and Length of	Occupation(s)	Overseen	Held
Name, Address and Age	the Funds	Time Served	During Past 5 Years	by Director	by Director
G. Frederick Kasten, Jr.	Independent	Indefinite;	Retired; Chairman, the Advisor (January 2000-December	7	Director of Regal-Beloit
c/o Robert W. Baird	Director and	Since September	2005); Chairman and CEO, the Advisor (January 1998-		Corporation, a
& Co. Incorporated	Chairman	2000	January 2000); President, Chairman and CEO, the		manufacturing
777 East Wisconsin Avenue			Advisor (June 1983-January 1998); President, the Advisor		company
Milwaukee, WI 53202			(January 1979-January 1983)
Age: 72
John W. Feldt	Independent	Indefinite;	Retired; Senior Vice President-Finance, University of	7	Director of Thompson
c/o University of	Director	Since September	Wisconsin Foundation (1985-2006); Vice President-		Plumb Funds, Inc., a
Wisconsin Foundation		2000	Finance, University of Wisconsin Foundation (1980-1985);		mutual fund complex
1848 University Avenue			Associate Director, University of Wisconsin Foundation		(3 portfolios)
Madison, WI 53726			(1967-1980)
Age: 69
Frederick P. Stratton, Jr.	Independent	Indefinite;	Retired; Chairman Emeritus, Briggs & Stratton	7	Director of Weyco
10134 N. Port Washington	Director	Since May	Corporation, a manufacturing company, since 2003;		Group, Inc., a men’s
Road, #2B		2004	Chairman of the Board, Briggs & Stratton Corporation		footwear distributor;
Mequon, WI 53092			(2001-2002); Chairman and CEO, Briggs & Stratton		Director of Wisconsin
Age: 72			Corporation (1986-2001)		Energy Corporation
					and its subsidiaries,
					Wisconsin Electric
					Power Company and
					Wisconsin Gas LLC
Marlyn J. Spear, CFA	Independent	Indefinite;	Chief Investment Officer, Building Trades United	7	Management Trustee of
c/o Robert W. Baird	Director	Since January	Pension Trust Fund, since July 1989; Investment Officer,		AFL-CIO Housing
& Co. Incorporated		2008	Northwestern Mutual Financial Network (1988-1989);		Investment Trust, a
777 East Wisconsin Avenue			Assistant Vice-President, Firstar Trust Company		mutual fund complex
Milwaukee, WI 53202			(1978-1987); Financial Analyst, Harco Holdings, Inc.		(1 portfolio)
Age: 58			(1976-1978)
Cory L. Nettles*	Interested	Indefinite;	Managing Director, Generation Growth Capital, Inc.,	7	Director of Weyco
Generation Growth Capital, Inc.	Director	Since January	a private equity fund, since March 2007; Of Counsel,		Group, Inc., a men’s
411 East Wisconsin Avenue,		2008	Quarles & Brady LLP, a law firm, since January 2005;		footwear distributor
Suite 1710			Secretary, Wisconsin Department of Commerce
Milwaukee, WI 53202			(January 2003 – January 2005)
Age: 41

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  Mr. Nettles also serves as a senior advisor to Baird Private Equity, a division of the Advisor.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Directors & Officers as of December 31, 2011

	Position(s)	Term of Office	Principal
	Held with	and Length of	Occupation(s)
Name, Address, and Age	the Funds	Time Served	During Past 5 Years
Mary Ellen Stanek	President	Re-elected by	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since March 2000
Milwaukee, WI 53202		Since
Age: 55		September 2000
Charles B. Groeschell	Vice President	Re-elected by	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since February 2000
Milwaukee, WI 53202		Since
Age: 58		January 2010
Todd S. Nichol	Vice President	Re-elected by	Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the
777 East Wisconsin Avenue	and Chief	Board annually;	the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice
Milwaukee, WI 53202	Compliance	Since	President, the Advisor (January 2004-January 2005)
Age: 49	Officer	August 2004
Heidi Schneider	Vice President	Re-elected by	Senior Vice President, the Advisor since September 2007; Controller, the Advisor (April 1997-
777 East Wisconsin Avenue		Board annually;	September 2007)
Milwaukee, WI 53202		Since
Age: 40		August 2010
Dominick P. Zarcone	Treasurer	Re-elected by	Chief Financial Officer, the Advisor since March 2011; Chief Operating Officer-Investment
777 East Wisconsin Avenue		Board annually;	Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor
Milwaukee, WI 53202		Since	since February 1995
Age: 53		March 2011
Charles M. Weber	Secretary	Re-elected by	Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor
777 East Wisconsin Avenue		Board annually;	(July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner,
Milwaukee, WI 53202		Since	Quarles & Brady LLP, a law firm (October 1998-June 2005)
Age: 48		September 2005
Dustin J. Hutter	Assistant	Re-elected by	Senior Vice President, the Advisor since January 2011; First Vice President, the Advisor (January
777 East Wisconsin Avenue	Treasurer	Board annually;	2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant
Milwaukee, WI 53202		Since	Controller, the Advisor since January 2006
Age: 35		February 2011
John McVoy	AML	Re-elected by	AML Compliance Officer and Privacy Officer, the Advisor since June 2010; AML Compliance
777 East Wisconsin Avenue	Compliance	Board annually;	Officer - Trust & Securities, U.S. Bancorp (August 2008-May 2010); Law Clerk, First American
Milwaukee, WI 53202	Officer	Since	Fund Advisors (May 2007-September 2007)
Age: 27		August 2010
Andrew D. Ketter	Assistant	Re-elected by	First Vice President and Associate General Counsel, the Advisor since September 2010; Associate,
777 East Wisconsin Avenue	Secretary	Board annually;	Quarles & Brady LLP, a law firm (September 2002-August 2010)
Milwaukee, WI 53202		Since
Age: 37		February 2011

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”) met on August 16, 2011 to consider the annual renewal of the investment advisory agreement with Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) for management of the Baird LargeCap and MidCap Funds (the “Funds”), which are mutual fund series or portfolios of the Corporation.  The Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, memoranda provided by outside legal counsel and the Secretary of the Funds discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the investment advisory agreement, information in response to requests from the Board, including the directors who are not “interested persons” of the Company or the Advisor within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Directors”), from the Advisor (including the Advisor’s Form ADV, Form BD and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2011, management fees and expense ratios, and other pertinent information.  The Board also discussed relevant case law, including the Supreme Court’s decision in Jones v. Harris Associates, L.P.

The Independent Directors met separately in executive session with Fund legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response with the President of the Funds.  The Board also reviewed a summary of the Advisor’s risk management tools and process.  The Board also received information periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Advisor has approximately $16 billion of assets under discretionary management and has strong relationships with numerous institutional accounts.  The Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS (cont.)

transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds’ other service providers.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the respective investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2011 regarding the Funds’ performance in comparison to various benchmark indices and their peer groups as determined by Lipper.  The Board noted that the Baird LargeCap Fund (both Institutional and Investor Class shares) had outperformed the Lipper peer group average and its benchmark for the since inception period, but lagged the average and index for certain other  periods.  The Board also considered the effect of the challenging market environment and Advisor’s quarterly commentary and discussion of the reasons for the LargeCap Fund’s underperformance during such periods.  The Board noted that the performance of the Baird Midcap Fund had exceeded its benchmark and Lipper peer group average for the three-year, five-year, ten-year and since inception periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper.  The Board noted that each Fund’s advisory fee was comparable to the average and median for all mutual funds in its Lipper category.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Funds was 10 basis points (or 0.10%) less than what the Advisor charges on the first $5 million of a separately managed account.  The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Lipper category.  The Board noted that each Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was not only lower than the average and median expense ratios for all funds in its Lipper category, but in the lowest or second lowest quartile.

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS (cont.)

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also reviewed a report regarding revenue sharing payments, noting that any payments by the Advisor to third party platforms were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

The Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Funds since their inception.

The directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds

The Board noted that the Advisor derives ancillary benefits from its association with the Funds, in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Board believed that the Funds generally benefit from their association with the Advisor and the use of the “Baird” name.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2011 was as follows:

Baird LargeCap Fund100%

Other Tax Information

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2011.

BAIRD FUNDS, INC.
PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 10th Floor
Chicago, IL 60604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$99,960	$97,733
Audit-Related Fees	-	-
Tax Fees	$24,752	$24,024
All Other Fees	-	-

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2011.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2011 and 2010 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged the following amounts for such non-audit services to RWB: $414,497 for 2011 and $530,703 for 2010. None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant. Those services include audits of the financial statements of RWB affiliates, investment partnerships (and their management companies) affiliated with RWB and the portfolio companies owned by such partnerships, reviews of tax returns of RWB affiliates and investment partnerships (and their management companies) affiliated with RWB, and advice and consulting services for RWB affiliates. The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates is compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics.
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:       March 7, 2012

By:          /s/Dominick Zarcone
Dominick Zarcone, Treasurer

Date:       March 7, 2012